INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE ANNUITY CONTRACT

HARTFORD LIFE INSURANCE COMPANY
Hartford, Connecticut 06104-2999
(a stock life insurance company, herein called the “Company”)

We will pay the first of a series of annuity payments to the Payee as of the Annuity Commencement Date, if You, the Annuitant, or the Joint Annuitant, if any, are living. The manner in which the dollar amount of annuity payments is determined is described in this contract.

This contract is issued in consideration of the payment of the initial premium payment.

This contract is subject to the laws of the jurisdiction where it is delivered.

The Contract Specifications on Page 3 and the conditions and provisions on this and the following pages are part of the contract.

RIGHT TO EXAMINE CONTRACT
We want You to be satisfied with the contract You have purchased. We urge You to closely examine its provisions. If for any reason You are not satisfied with Your purchase, You may cancel the contract by returning the contract within ten days after You receive it. A written request for cancellation must accompany the contract. In such event, We will pay You an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any Account under the contract and (ii) the Contract Value on the date of surrender. You bear only the investment risk during the period prior to Our receipt of request for cancellation.

Signed for the Company

[
]

Premium Payments are flexible as described herein.

NONPARTICIPATING

ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SUB-ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. DETAILS OF THE VARIABLE PROVISIONS ARE DESCRIBED UNDER VALUATION PROVISIONS, PAGES 6 AND 7.

HL-VA03    Printed in U.S.A.
B644R0.FRM

TABLE OF CONTENTS

Page

Contract Specifications    3

Definition of Certain Terms    4

Premium Payments    6

Valuation Provisions    6

Transfers Between Accounts    7

Contract Control Provisions     8

General Provisions    9

Surrenders    10

Death Benefits    11

Settlement Provisions    14

Annuity Tables    16

HL-VA03    Page 2    Printed in U.S.A.
B645R0.FRM

CONTRACT SPECIFICATIONS

CONTRACT NUMBER    [ SPECIMEN ]    CONTRACT ISSUE DATE    [SEPTEMBER 14, 2009 ]
NAME OF ANNUITANT    [ JAMES SCOTT ]    ANNUITY COMMENCEMENT DATE    [ JANUARY 1, 2039 ]
ANNUITANT AGE    [ 35 ]    INITIAL PREMIUM PAYMENT    [ $2,000 ]
ANNUITANT GENDER    [ MALE ]    MINIMUM SUBSEQUENT PAYMENT    [ $500 ]
CONTINGENT ANNUITANT    [ PAUL SCOTT ]
DESIGNATED BENEFICIARY [ ANN SCOTT ]
CONTRACT OWNER    [ JAMES SCOTT ]

DESCRIPTION OF BENEFITS
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE ANNUITY CONTRACT

SEPARATE ACCOUNT: [ HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT SEVEN ]

MORTALITY AND EXPENSE RISK CHARGE: [0.50%] PER ANNUM OF THE DAILY SUB-ACCOUNTS VALUE.

ADMINISTRATION CHARGE: [0.20%] PER ANNUM OF THE DAILY SUB-ACCOUNTS VALUE.

ANNUAL MAINTENANCE FEE: $[0] IF THE CONTRACT VALUE IS [$50,000] OR MORE ON THE CONTRACT ANNIVERSARY. [$50] IF THE CONTRACT VALUE IS LESS THAN [$50,000] ON THE CONTRACT ANNIVERSARY AND WHEN THE CONTRACT IS FULLY SURRENDERED.

PREMIUM BASED CHARGE: WE WILL APPLY AN ANNUAL PREMIUM BASED CHARGE AGAINST EACH PREMIUM PAYMENT MADE TO THIS CONTRACT. THE PREMIUM CHARGE WILL APPLY TO EACH PREMIUM PAYMENT THAT HAS BEEN INVESTED FOR [7] YEARS OR LESS. AN ANNUAL PREMIUM BASED CHARGE SHOWN BELOW WILL BE DEDUCTED FROM THE CONTRACT VALUE ON THE CONTRACT ANNIVERSARY BASED ON REMAINING GROSS PREMIUMS. EACH PREMIUM PAYMENT HAS ITS OWN [7] YEAR PREMIUM BASED CHARGE SCHEDULE AND IS ASSIGNED A PREMIUM BASED CHARGE BREAKPOINT AMOUNT BASED ON THE CURRENT DEPOSIT PLUS THE GREATER OF: A) THE TOTAL BALANCE AS OF THE IMMEDIATELY PRECEDING VALUATION DATE; OR B) CUMULATIVE DEPOSITS PREVIOUSLY RECEIVED LESS PRIOR WITHDRAWALS, BUT NOT LESS THAN ZERO. .

IF A SUBSEQUENT PREMIUM PAYMENT BRINGS THE CUMULATIVE TOTAL TO A NEW BREAKPOINT, ONLY THAT PREMIUM PAYMENT WILL RECEIVE THE NEW BREAKPOINT PREMIUM BASED CHARGE. THE PRIOR PREMIUM PAYMENT(S) WILL MAINTAIN THE ORIGINAL BREAKPOINT PREMIUM BASED CHARGE APPLIED AT THE TIME SUCH PREMIUM PAYMENT(S) WAS PAID. A PROPORTIONATE AMOUNT OF THE PREMIUM BASED CHARGE WILL BE DEDUCTED FOR ANY PORTION OF PREMIUM PAYMENT THAT IS SUBJECT TO THE CHARGE, BUT IS NOT HELD UNDER THE CONTRACT FOR THE FULL APPLICABLE CONTRACT YEAR. PREMIUM PAYMENTS ARE SURRENDERED IN THE ORDER IN WHICH THEY ARE RECEIVED.

[7] Year Premium Based Charge will apply to each Premium Payment

PREMIUM BASED CHARGE
BREAKPOINT AMOUNT        [7] YEAR PREMIUM BASED CHARGE
[$0 - $49,999.99]                     [0.71%]
[$50,000.00 - $99,999.99]                 [0.64%]
[$100,000.00 - $249,999.99]                 [0.50%]
[$250,000.00 - $499,999.99]                 [0.35%]
[$500,000.00 - $999,999.99]                 [0.28%]
[$1,000,000.00+]                     [0.17%]

SP-OSHARE-11    Page 3    Printed in U.S.A.

CONTRACT SPECIFICATIONS

CONTINGENT DEFERRED SALES CHARGE (CDSC): WE MAY ASSESS A CDSC WHEN YOU REQUEST A FULL OR PARTIAL SURRENDER. THE CDSC IS BASED ON THE AMOUNT YOU CHOOSE TO SURRENDER AND HOW LONG YOUR PREMIUM PAYMENTS HAVE BEEN IN THE CONTRACT. EACH PREMIUM PAYMENT HAS ITS OWN CDSC SCHEDULE AND IS ASSIGNED A CDSC BREAKPOINT AMOUNT BASED ON THE CURRENT DEPOSIT PLUS THE GREATER OF: A) THE TOTAL BALANCE AS OF THE IMMEDIATELY PRECEDING VALUATION DATE; OR B) CUMULATIVE DEPOSITS PREVIOUSLY RECEIVED LESS PRIOR WITHDRAWALS, BUT NOT LESS THAN ZERO. .

IF A SUBSEQUENT PREMIUM PAYMENT BRINGS THE CUMULATIVE TOTAL TO A NEW BREAKPOINT, ONLY THAT PREMIUM PAYMENT WILL RECEIVE THE NEW BREAKPOINT CDSC. THE PRIOR PREMIUM PAYMENT(S) WILL MAINTAIN THE ORIGINAL BREAKPOINT CDSC APPLIED AT THE TIME SUCH PREMIUM PAYMENT(S) WAS PAID. PREMIUM PAYMENTS ARE SURRENDERED IN THE ORDER IN WHICH THEY ARE RECEIVED. AMOUNTS WITHDRAWN IN EXCESS OF THE AWA ARE SUBJECT TO CDSC. THE AMOUNT ASSESSED A CDSC WILL NOT EXCEED YOUR REMAINING GROSS PREMIUMS AS DEFINED ABOVE. NO CDSC WILL BE ASSESSED IF ONLY THE AWA IS TAKEN, OR ELIGIBILITY REQUIREMENTS ARE MET FOR THE WAIVER OF THE CDSC.

FOR ANY SURRENDER, THE AMOUNT SUBJECT TO CDSC WILL BE CALCULATED AT THE TIME OF WITHDRAWAL BY DIVIDING (A) BY (B) MULTIPLIED BY (C) WHERE:

(A) = THE GROSS WITHDRAWAL AMOUNT MINUS THE AWA

(B) = THE CONTRACT VALUE MINUS THE AWA

(C) = THE RGP SUBJECT TO CDSC

THE PERCENTAGES USED TO CALCULATE THE CDSC ARE EQUAL TO:

CDSC SCHEDULE PER PREMIUM PAYMENT

CDSC Breakpoint Amount	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8 and thereafter
[$0 - $49,999.99]	[7%]	[7%]	[7%]	[6%]	[5%]	[4%]	[3%]	[0%]
[$50,000.00 - $99,999.99]	[6.5%]	[6.5%]	[6.5%]	[5.5%]	[4.5%]	[3.5%]	[2.5%]	[0%]
[$100,000.00 - $249,999.99]	[5%]	[5%]	[5%]	[4%]	[3.5%]	[3%]	[2%]	[0%]
[$250,000.00 - $499,999.99]	[3.5%]	[3.5%]	[3.5%]	[3%]	[2.5%]	[2%]	[1%]	[0%]
[$500,000.00 - $999,999.99]	[3%]	[3%]	[3%]	[2.5%]	[2%]	[1.5%]	[1%]	[0%]
[$1,000,000.00+	[2%]	[2%]	[2%]	[1.5%]	[1.5%]	[1%]	[1%]	[0%]

SP-OSHARE-11    Page 3A     Printed in U.S.A.
V0D530.FRM

ANNUAL WITHDRAWAL AMOUNT (AWA): THE AMOUNT THAT CAN BE WITHDRAWN IN ANY CONTRACT YEAR WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE (CDSC). THIS EQUALS THE FOLLOWING 2 COMPONENTS: 1) REMAINING GROSS PREMIUMS THAT ARE BEYOND THE CDSC PERIOD (100% OF REMAINING GROSS PREMIUMS MADE MORE THAN [7] YEAR(S) AGO); PLUS 2) THE FREE WITHDRAWAL WHICH IS THE GREATER OF (A) OR (B) WHERE:

(A) = CONTRACT VALUE AS OF THE WITHDRAWAL DATE MINUS REMAINING GROSS PREMIUMS.

(B) = [5%] OF PREMIUM PAYMENTS MADE DURING EACH OF THE LAST [7] YEAR(S) PRIOR TO WITHDRAWAL PER CONTRACT YEAR ON A NONCUMULATIVE BASIS.

AWA FORMULA:
AWA = REMAINING GROSS PREMIUMS NO LONGER SUBJECT TO CDSC + MAXIMUM (EARNINGS, [5%] OF PREMIUM PAYMENTS STILL SUBJECT TO CDSC) WHERE:

•	REMAINING GROSS PREMIUMS (RGP) = TOTAL PREMIUM PAYMENTS – CUMULATIVE PRIOR WITHDRAWALS SUBJECT TO CDSC AT THE TIME OF WITHDRAWAL; AND

•	EARNINGS = MAXIMUM (CONTRACT VALUE – RGP, 0).

MINIMUM AMOUNT RULE: THE MINIMUM AMOUNT RULE OF THE "PARTIAL SURRENDERS PRIOR TO THE ANNUITY COMMENCEMENT DATE" SECTION OF THE CONTRACT PROVIDES THAT A MINIMUM CONTRACT VALUE MUST BE MAINTAINED IN THE CONTRACT. AS OF THE CONTRACT ISSUE DATE, THE MINIMUM CONTRACT VALUE EQUALS [$2,000]. WE RESERVE THE RIGHT TO INCREASE THE MINIMUM CONTRACT VALUE AT OUR DISCRETION, BUT IN NO EVENT WILL IT EXCEED $10,000.

SP-OSHARE-11    Page 3B     Printed in U.S.A.
V0D531.FRM

DEFINITION OF CERTAIN TERMS

Account - Any of the Sub-Accounts.

Accumulation Unit - An accounting unit of measure used to calculate the value of a Sub-Account before annuity payments begin.

Administrative Office of the Company - Currently located at 200 Hopmeadow St., Simsbury, CT 06089. All correspondence concerning this contract should be sent to Our mailing address: Hartford Life Investment Product Services, P.O. Box 5085, Hartford, CT 06102-5085.

Annual Maintenance Fee - An amount which, depending on the amount of the Contract Value, may be deducted from the value of the contract on each Contract Anniversary and upon full surrender of this contract. The Annual Maintenance Fee is shown on Page 3.

Annual Withdrawal Amount - The amount that can be withdrawn in any Contract Year prior to incurring surrender charges.

Annuitant - The person on whose life this contract is issued. The Annuitant may not be changed. Also, see Contingent Annuitant and Joint Annuitant.

Annuity Calculation Date - The date on which the first annuity payment will be calculated. It will be no more than five Valuation Days prior to the Annuity Commencement Date.

Annuity Commencement Date - The date on which annuity payments begin as described under Settlement Provisions in this contract.

Annuity Payment Frequency - The frequency with which annuity payments will be made. The frequencies available are monthly, quarterly, semi-annual, and annual.

Annuity Unit - An accounting unit of measure used to calculate the value of annuity payments under a variable annuity option.

Annuity Unit Factor - A factor that neutralizes the Assumed Investment Return (“AIR”) when determining the Annuity Unit Value. When the AIR is 3%, the daily factor is 0.999919. When the AIR is 5%, the daily factor is 0.999866. And when the AIR is 6%, the daily factor is 0.999840.

Assumed Investment Return (“AIR”) - The investment return upon which the variable annuity payments in this contract will be based. The annual rates available are 3%, 5%, and 6%. You may select one of these rates prior to the Annuity Commencement Date.

Beneficiary - The person(s) entitled to receive benefits as per the terms of the contract in the event of the death of the Contract Owner or Annuitant, as applicable.

Commuted Value - The present value of the remaining guaranteed annuity payments.

Contingent Annuitant - The person You designate who, upon the Annuitant’s death, prior to the Annuity Commencement Date, becomes the Annuitant.

Contract Anniversary - An anniversary of the Contract Issue Date.

Contract Issue Date - The date as of which the contract is established for You by Us. The Contract Issue Date is shown on Page 3.

VA03-4/5    Page 4    Printed in U.S.A.
B649R0.FRM

DEFINITION OF CERTAIN TERMS (Continued)

Contract Owner(s) - The owner(s) or holder of the contract.

Contract Value - The aggregate value of the Accounts on any Valuation Day.

Contract Year - A period of 12 months commencing with the Contract Issue Date or any other anniversary thereafter.

Death Benefit - The amount that We will pay upon the death of the Contract Owner or the Annuitant, as applicable.

Due Proof of Death - A certified copy of a death certificate, an order of a court of competent jurisdiction, or any other proof, acceptable to Us.

Funds - The securities which underlie Your Sub-Accounts.

General Account - All of Our assets other than those allocated to the Separate Account.

Internal Revenue Code - The United States Internal Revenue Code of 1986, as amended or any successor law.

Internal Revenue Service - The United States Internal Revenue Service or any successor agency.

Joint Annuitant - Upon annuitization, a person other than the Annuitant on whose continuation of life annuity payments may be made. The contract will have a Joint Annuitant only if the annuity settlement option selected provides for a survivor. The Joint Annuitant may not be changed.

Payee - The person, designated by You, to whom annuity payments will be made.

Premium Tax - The amount of tax, if any, charged by a federal, state, or     other governmental entity on premium payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered or on the Annuity Commencement Date. If We deduct the tax after Your premium payments have been applied to the Accounts, the tax will be deducted from the Accounts on a pro-rata basis.

Separate Account - An account that We established to separate the assets funding the variable benefits for this type of contract from Our other assets. The assets in the Separate Account are not chargeable with liabilities arising out of any other business We may conduct. The name of the Separate Account is shown on Page 3.

Sub-Account - The subdivisions of the Separate Account which are used to allocate Your Contract Value among the corresponding Funds.

Surrender Value - The Contract Value prior to the Annuity Commencement Date, less any applicable contingent deferred sales charges, Premium Taxes, and/or Annual Maintenance Fee.

Valuation Day - Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

Valuation Period - The period of time between the close of business on successive Valuation Days.

We, Us, Our - The company referred to on the first page of this contract.

You, Your - The Contract Owner(s).

VA03-4/5    Page 5    Printed in U.S.A.
B650R0.FRM

PREMIUM PAYMENTS

Premium Payments
Premium payments are payable at the Administrative Office of the Company. Payments may be made by check or by any other method that We deem acceptable.

The initial premium payment is shown on Page 3. This is a flexible premium annuity. We may accept additional payments. The additional payments must be at least equal to the minimum subsequent premium payment shown on Page 3. Our approval is required for any premium payment if the aggregate of all premium payments received from You under all deferred variable annuity contracts issued by Us or Our affiliates then equals or exceeds $1,000,000.

If You are exchanging from one of Our existing contracts, You may be eligible for certain credits applied to the amount exchanged. Eligibility for such credits will be extended to all members of any class of business We designate.

Allocation of Premium Payments
Premium payments, minus any applicable Premium Tax We may deduct, will be allocated to each Account according to Your instructions subject to Our minimum amount(s) then in effect. Any subsequent premium payments will be allocated to Accounts in accordance with the most recent premium allocation instructions that We received.

VALUATION PROVISIONS

Net Premium Payments
The net premium payment is equal to the premium payment, minus any applicable Premium Taxes We may deduct, and is applied to purchase Accumulation Units with respect to the Sub-Account(s) that You have selected.

The number of Accumulation Units credited to each Sub-Account is determined by dividing the net premium payment allocated to a Sub-Account by the dollar value of one Accumulation Unit for such Sub-Account. This is computed in compliance with Securities and Exchange Commission regulations. The number of Accumulation Units will not be affected by any subsequent change in the value of such Accumulation Units. The Accumulation Unit value in any Sub-Account may increase or decrease from day to day as described below.

Net Investment Factor
The net investment factor for each of the Sub-Accounts is equal to:

a)	the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the Valuation Period; divided by

b)	the net asset value per share of the corresponding Fund at the beginning of the Valuation Period; multiplied by

c)
the daily expense factor for mortality and expense risk charge, any applicable administration charge shown on page 3, and the charge for elected optional riders, if any, adjusted for the number of days in the Valuation Period.

Accumulation Unit Value
The value of an Accumulation Unit for each Sub-Account of the Separate Account will vary to reflect the investment experience of the applicable Funds. It will be determined by multiplying:
a)the value of the Accumulation Unit for that Sub-Account as of the preceding Valuation Day by

b)	the net investment factor for that Sub-Account for the Valuation Day for which the Accumulation Unit value is being calculated.

The value of the Sub-Account as of each Valuation Day is then determined by multiplying:
a)the number of Accumulation Units in that Sub-Account by
b)the Accumulation Unit value as of that Valuation Day.

VA03-6/7    Page 6    Printed in U.S.A.
B651R0.FRM

VALUATION PROVISIONS (Continued)

Annuity Unit Value
The value of an Annuity Unit for each Sub-Account of the Separate Account will vary to reflect the investment experience of the applicable Funds. It will be determined by multiplying:

a)	the value of the Annuity Unit for that Sub-Account as of the preceding Valuation Day; by

b)	the net investment factor for that Sub-Account for the Valuation Day for which the Annuity Unit value is being calculated; and by
c)the Annuity Unit Factor.

Annual Maintenance Fee
During each year that this contract is in force prior to the Annuity Commencement Date, the Annual Maintenance Fee, if applicable, will be deducted on the Contract Anniversary and upon full surrender of this contract. The fee will be charged against the Contract Value by reducing the number of Accumulation Units from the Sub-Accounts held as of that date. The fee will be charged on a pro-rata basis with respect to each active Sub-Account. The number of Accumulation Units deducted from each Sub-Account is determined by dividing the pro-rata portion of the Annual Maintenance Fee by the value of an Accumulation Unit for the applicable Sub-Account.

TRANSFERS BETWEEN ACCOUNTS

Transfers Between Accounts
You may transfer Contract Values held in the Accounts into other Accounts before and after Annuity Commencement Date. However, We may establish, from time to time, restrictions, policies, and procedures relating to transfers between Accounts, which We may modify or terminate at any time. We may, according to Our then current policies and procedures, restrict or terminate Your transfer privileges if We determine, in Our sole discretion, that You have engaged in a pattern of transfers that is disadvantageous or potentially harmful to other Contract Owners.

We may establish, from time to time, restrictions, policies, and procedures, which We may modify or terminate at any time, relating to transfers between Accounts that We determine are competing investment choices. We may, according to Our then current policies and procedures, restrict or terminate Your ability to transfer Contract Values between any Accounts that We determine are competing investment choices. We may also establish time periods during which We may restrict or terminate Your ability to transfer any Contract Values into an Account if, during the time period We establish, Contract Values were transferred out of a competing investment choice of such Account.

The right to make transfers between Sub-Accounts is subject to modification if We determine, in Our opinion, that exercising that right by one or more Contract Owners is, or would be, to the disadvantage of other Contract Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to:

a)	the requirement of a minimum time period between each transfer;

b)	not accepting transfer requests of an agent acting under a power of attorney or on behalf of more than one Contract Owner, or

c)	limiting the dollar amount that may be transferred between the Sub-Accounts by a Contract Owner at any one time.

Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Us to be to the disadvantage of other Contract Owners.

No transfers may be made between Sub-Accounts and the General Account after Annuity Commencement Date.

VA03-6/7    Page 7    Printed in U.S.A.
B652R0.FRM

TRANSFERS BETWEEN ACCOUNTS (Continued)

Dollar Cost Averaging and Other Programs
From time to time, We may offer various programs, including, but not limited to, systematic transfer or dollar cost averaging programs, enhanced interest rate dollar cost averaging programs, interest averaging programs, and various other programs ("Program").

You may obtain the applicable rules, restrictions, credited rate (if applicable) and the duration for a Program when you enroll in the Program. You may terminate participation in a Program at any time by calling or writing Us.

We may discontinue, modify or amend any Program that We establish. Any change to a Program will not affect Contract Owners currently enrolled in the Program.

CONTRACT CONTROL PROVISIONS

Annuitant, Contingent Annuitant, Contract Owner
The Annuitant may not be changed.

The designations of Contract Owner and Contingent Annuitant will remain in effect until You change them. The designation of the Contract Owner may be changed during the lifetime of the Annuitant by written notice to Us. The designation of the Contingent Annuitant may be changed at any time during the lifetime of the Annuitant and prior to the Annuity Commencement Date by written notice to Us. If no Contingent Annuitant has been named and the Contract Owner/Annuitant's spouse is a Beneficiary, the Contract Owner/Annuitant's spouse will be presumed to be the Contingent Annuitant. In any other situation, if no Contingent Annuitant has been named, the Contract Owner (or in the case of joint Contract Owners, the younger Contract Owner) will be presumed to be the Contingent Annuitant provided that the Contract Owner is not the Annuitant. The Contract Owner may waive this presumption.

Ownership
You have the sole power to exercise all the rights, options, and privileges granted by this contract or permitted by Us and to agree with Us to any change in or amendment to the contract. Your rights will be subject to the rights of any assignee of record with Us and of any irrevocably designated Beneficiary. In the case of joint Contract Owners, each Contract Owner alone may exercise all rights, options, and privileges, except with respect to the surrender, partial surrender, selection of an annuity option, and change of ownership.

Beneficiary
The designated Beneficiary will remain in effect until You change it. The designated Beneficiary may be changed during the lifetime of the Annuitant by written notice to Us at the Administrative Office of the Company. If the designated Beneficiary has been designated irrevocably, the designation cannot be changed or revoked without such Beneficiary’s written consent. Upon receipt of written notice and consent, if required by Us, the new designation will take effect as of the date the notice is signed, whether or not the Annuitant or Contract Owner is alive at the time of receipt. Any payments made or other action taken by Us before the receipt of the notice will not be subject to the requested change.

Subject to any tax qualification requirements under the Internal Revenue Code, Our then policies and procedures, and subject to the paragraph entitled "Distribution Requirements" of this contract, a Beneficiary may designate another individual or entity to receive, upon the death of the Beneficiary, any remaining interest of the Beneficiary in the contract.

VA03-8/9    Page 8    Printed in U.S.A.
B653R0.FRM

GENERAL PROVISIONS

The Contract
This contract and the endorsements or riders, if any, constitute the entire contract.

Contract Modification
No modification of this contract will be made without the signature of Our President, a Senior Vice President, Executive Vice President, Vice President or Assistant Vice President. No modification will affect the amount or term of any annuity begun prior to the modification unless it is required to conform the contract to any federal or state statute. No modification will affect the method by which the Contract Value will be determined.

Fund Modification
We reserve the right, subject to any applicable law, to make certain changes, including the right to add, eliminate, or substitute any investment options offered under the contract.

Minimum Value Statement
Any Surrender Values, Death Benefits, or settlement provisions available under this contract equal or exceed those required by the state in which the contract is delivered.

Non-Participation
This contract does not share in Our surplus earnings. That portion of the Separate Account assets equal to the reserves and other contract liabilities will not be chargeable with liabilities arising out of any other business We may conduct.

Misstatement of Age and Gender
If the age or gender of the Annuitant has been misstated, the amount of the annuity payable by Us will be adjusted based on the correct information without changing the date of the first payment. Any underpayments by Us will be made up immediately and any overpayments will be charged against future amounts becoming payable.

If the age of the Annuitant or Contract Owner has been misstated, the amount of any Death Benefit payable will be determined based upon the correct age of the Annuitant or Contract Owner.

Incontestability
We cannot contest this Contract.

Reports to the Contract Owner
You will be sent copies of any shareholder reports of the Funds and of any other notices, reports or documents required by law to be delivered to You. At least annually, a statement of the Contract Value will be sent to You.

Voting Rights
We will notify You of any Fund shareholder’s meetings at which the shares held for Your account may be voted. We will send proxy materials and instructions for You to vote the shares held for Your account. We will arrange for the handling and tallying of proxies received from Contract Owners. We will vote the Fund shares held by Us in accordance with the instructions received from Contract Owners. You may attend any meeting, where shares held for Your benefit, will be voted.

In the event that You give no instructions or leave the manner of voting discretionary, We will vote such shares of the appropriate Fund in the same proportion as shares of that Fund for which instructions have been received. Also, We will vote the Fund shares in this proportionate manner which are held by Us for Our own account. After annuity payments begin, the number of votes will decrease.

VA03-8/9    Page 9    Printed in U.S.A.
B654R0.FRM

GENERAL PROVISIONS (Continued)

Change in the Operation of the Separate Account
At Our election and subject to any necessary vote by persons having the right to give instructions on the voting of the Fund shares held by the Sub-Accounts, the Separate Account may be operated as a management company under the Investment Company Act of 1940 or any other form permitted by law, may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required, or may be combined with one or more Separate Accounts.

Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.

Tax Qualification
This contract is intended to qualify as an annuity contract for federal income tax purposes. To that end, the provisions of this contract are to be interpreted to ensure and maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend this contract to conform to any changes in the tax qualification requirements under the applicable provisions of the Internal Revenue Code.

SURRENDERS

Full Surrender Prior to the Annuity Commencement Date
At any time prior to the Annuity Commencement Date, You have the right to terminate the contract by submitting a written request to Us at the Administrative Office of the Company. In such event, the Surrender Value of the contract may be taken in the form of a cash settlement.

The Surrender Value of the contract is equal to the Contract Value less:

a)	any applicable Premium Taxes not previously deducted;

b)	the Annual Maintenance Fee as specified on Page 3; and

c)	any applicable contingent deferred sales charge shown on Page 3.

Partial Surrenders Prior to the Annuity Commencement Date
You may request, in writing or other means acceptable to Us, a partial surrender of Contract Values at any time prior to the Annuity Commencement Date provided the Contract Value remaining after the surrender is at least equal to Our minimum amount rules then in effect. If the remaining Contract Value following such surrender is less than Our minimum amount rules, We may terminate the contract and pay the Surrender Value.

The contingent deferred sales charge will be assessed against any Contract Values surrendered as described on Page 3. However, on a noncumulative basis, You may make partial surrenders during any Contract Year, up to the Annual Withdrawal Amount shown on Page 3 and the contingent deferred sales charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Annual Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the contingent deferred sales charge, as described on Page 3, if applicable.

Surrenders after the Annuity Commencement Date
You may surrender all or portions of Your contract attributable to Period Certain payments if You selected an annuity under Option 3 (Life Annuity with Payments for Period Certain), Option 5 (Joint and Last Survivor Life Annuity with Payments for Period Certain), or Option 6 (Payments for a Period Certain).

We pay You the Commuted Value of the amounts surrendered that We would have paid during the Period Certain, minus any applicable contingent deferred sales charge. Your surrender must occur during the Period Certain.

VA03-10/11    Page 10    Printed in U.S.A.
B655R0.FRM

SURRENDERS (Continued)

For Options 5 and 6, on the date the Period Certain would have expired had it not been surrendered and if the Annuitant is living, annuity payments will resume ceasing with the last payment due prior to the death of the Annuitant.

To calculate the Commuted Value for variable annuity payments, We will use the AIR elected by You and the Annuity Unit Value(s) on the date We receive a fully completed request for surrender. To calculate the Commuted Value for fixed dollar payments, We will use an interest rate We determine at Our discretion.

Waiver of Contingent Deferred Sales Charge
We will waive any contingent deferred sales charge applicable to a full or partial surrender if, at the time of the surrender, all of the following conditions are met:

a)	You provide written proof satisfactory to Us that You or the Annuitant were confined for at least 180 consecutive calendar days to:
(1)a hospital recognized as a general hospital by the proper authority of the state in which it is located; or
(2)a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; or
(3)a facility certified as a hospital by Medicare; or

(4)	a nursing home licensed by the state in which it is located and which has a registered nurse on duty 24 hours a day; or
(5)a facility certified by Medicare as a long term care facility.

b)	Confinement was at the recommendation of a physician for medically necessary reasons;

c)	Your surrender request is received within 91 days of the last day of confinement;

d)	Neither Contract Owner(s) nor Annuitant were confined at the time the Contract was purchased or enhanced.

We will not waive any contingent deferred sales charge applicable to any premium payments made during confinement.

Payment on Surrender - Deferral of Payment
Payment on any request for surrender will be made as soon as possible and with respect to Contract Values in the Sub-Accounts, within seven days after the written request is received by Us in good order. However, such payment may be subject to postponement:

a)	for any period during which the New York Stock Exchange is closed or during which trading on the New York Stock Exchange is restricted;

b)
for any period during which an emergency exists as a result of which    (i) disposal of the securities held in the Sub-Accounts is not reasonably practicable, or (ii) it is not reasonably practicable for the value of the net assets of the Separate Account to be fairly determined; and

c)
for such other periods as the Securities and Exchange Commission may, by order, permit for the protection of the Contract Owners. The conditions under which trading will be deemed to be restricted or any emergency will be deemed to exist will be determined by rules and regulations of the Securities and Exchange Commission.

DEATH BENEFITS

Death Before the Annuity Commencement Date
We pay a Death Benefit before the Annuity Commencement Date if one of the following conditions is met:
If the Contract Owner dies, and:

a)	the joint Contract Owner is living, the joint Contract Owner will become the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

b)	there is no surviving joint Contract Owner, the designated Beneficiary will be the Beneficiary.

c)	no Beneficiary designation is in effect or the designated Beneficiary has predeceased the Contract Owner, the Contract Owner’s estate shall be the Beneficiary.

VA03-10/11    Page 11    Printed in U.S.A.
B656R0.FRM

DEATH BENEFITS (Continued)

If the Annuitant dies, and:

a)	is also the sole Contract Owner, the designated Beneficiary will be the Beneficiary.

b)	both the Contract Owner and the Contingent Annuitant are living, the Contingent Annuitant will become the Annuitant. The contract will continue.

c)
the Contract Owner is living, and there is no Contingent Annuitant or the Contingent Annuitant is not living, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

d)	the contract is owned by a corporation or other entity, the Contract Owner will be the Beneficiary. In this case, the rights of the designated Beneficiary are voided.

Death On or After the Annuity Commencement Date
If provided under the annuity option You select, We pay a Death Benefit after the Annuity Commencement Date to the Beneficiary.

If the Annuitant dies, the Contract Owner will be the Beneficiary, and the rights of the designated Beneficiary are voided. If the Annuitant who is also the Contract Owner dies, the designated Beneficiary will be the Beneficiary.

If the Contract Owner dies, and the Annuitant is living, the designated Beneficiary will become the Contract Owner.

Calculation of the Death Benefit
If a Death Benefit is payable before the Annuity Commencement Date, the Death Benefit payable will be calculated as of the date We receive written notification of Due Proof of Death at the Administrative Office of the Company.

If a Death Benefit is payable after the Annuity Commencement Date, the Death Benefit will be calculated as of the date We receive both written notification of Due Proof of Death and settlement instructions as in the manner described in the settlement option then in effect.

If the calculated Death Benefit exceeds the Contract Value, the difference will be allocated to the Sub-Account(s) in accordance with the last Sub-Account allocation instructions received from the Contract Owner. During the time period between Our receipt of written notification of Due Proof of Death and Our receipt of complete settlement instructions from each Beneficiary, the calculated Death Benefit amount will be subject to market fluctuations.

Death Benefit Before the Annuity Commencement Date
The Death Benefit payable is equal to the greater of:

a)	Surrender Value, or

b)	the greatest Death Benefit payable under any rider or endorsement made part of this contract.

Limitations on the Death Benefit Before the Annuity Commencement Date
The Death Benefit before the Annuity Commencement Date under this contract and any riders or endorsements is limited if the death of one person results in death benefits payable under one or more deferred variable annuity contracts that are issued by Us or Our affiliates, have aggregate premium payments of $5,000,000 or more, and have a provision that limits the amount of payable death benefits.

If You purchase one or more contracts with an initial premium payment of $5,000,000 or more, the aggregate death benefits cannot exceed:

a)	the aggregate premium payments, modified by adjustments for partial surrenders under all applicable contracts and associated riders; or

b)	the aggregate Contract Value plus $1 million.

VA03-12/13    Page 12    Printed in U.S.A.
B657R0.FRM

DEATH BENEFITS (Continued)

If You purchase one or more contracts with an initial premium payment of less than $5,000,000, but You add premium payments or purchase additional contracts such that premium payments under the contracts aggregate to $5,000,000 or more, the aggregate death benefits cannot exceed:

c)	the aggregate premium payments, modified by adjustments for partial surrenders under all applicable contracts and associated riders; or

d)	the aggregate Contract Value plus $1 million; or

e)	the aggregate Contract Value plus the sum of the death benefits in excess of the aggregate Contract Value payable at the time aggregate premium payments first exceeded $5,000,000.

These limitations are applied to multiple contracts in proportion to the death benefit payable on each contract. Any death benefits limited under Section (e) above are applied to multiple contracts so that the death benefit under each contract does not exceed the death benefit otherwise payable without any limitation under this provision.

For the purposes of this provision, contracts purchased on the same day are considered one contract.

Settlement of the Death Benefit
The Death Benefit may be taken in one sum or under any of the settlement options then being offered by Us subject, however, to the Distribution Requirements below. The Beneficiary may elect any available settlement option, unless the Contract Owner has designated the settlement option for that Beneficiary. The available settlement options include any of the annuity options under this contract or any other options then being offered by Us. If payment is taken in one sum, an interest-bearing draft account ("Safe Haven Account") will be offered and maintained until the entire balance is withdrawn. The Safe Haven Account is part of the General Account. The minimum draft writing amount and remaining balance must be at least equal to the minimum amounts according to Our rules then in effect. If the remaining balance falls below Our minimum amount rules, the Safe Haven Account will terminate and We will pay the remaining balance in one sum.

As of the date of receipt of complete disbursement instructions from the Beneficiary, the amount to be paid or applied to a selected settlement option will be computed. When there is more than one Beneficiary, the amount will be calculated for each Beneficiary's share of the proceeds and paid or applied to a selected settlement option according to and upon each Beneficiary's instructions. If the date of receipt of complete instructions falls on a non-valuation Day, the amount will be computed on the next Valuation Day.

When payment is taken in one sum, payment will be made within 7 days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940.

Distribution Requirements
Subject to the Alternative Election or Spouse Beneficiary provisions below,

a)	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract will be distributed within five years after such death; and

b)
If any Contract Owner dies on or after the Annuity Commencement Date, and before the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such death.

If the Contract Owner is not an individual, then for purposes of the preceding paragraph a or b, the primary Annuitant will be treated as the Contract Owner.

Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described above is payable to or for the benefit of a designated Beneficiary, and the Beneficiary elects after the Contract Owner’s death to have the benefit distributed over a period that:

a)	does not extend beyond such Beneficiary’s life (or life expectancy); and

b)
does commence within one year of the Contract Owner’s date of death, then for purposes of satisfying the Distribution Requirements above, the benefit will be treated as distributed entirely on the date such periodic distributions begin.

VA03-12/13    Page 13    Printed in U.S.A.
B658R0.FRM

DEATH BENEFITS (Continued)

Spouse Beneficiary
If the Contract Owner’s spouse becomes a Beneficiary by reason of the Contract Owner’s death and the Annuitant (or Contingent Annuitant, if applicable) is alive, that portion of the contract for which the spouse is the Beneficiary will continue with the spouse as the Contract Owner, unless the spouse elects to be paid a Death Benefit option. This provision will apply only once with respect to this contract.

If the contract continues with the spouse as the Contract Owner, the death benefit will be calculated on receipt of Due Proof of Death. If the Contract Value is less than the calculated death benefit amount, the Contract Value will be increased appropriately.

SETTLEMENT PROVISIONS

Annuity Commencement Date
The Annuity Commencement Date is shown on Page 3. You may change the date by notifying Us prior to the Annuity Commencement Date. This date will not be deferred beyond the Valuation Day immediately following the later of:

a)	the Annuitant’s 90th birthday; or

b)	the end of the tenth Contract Year unless the Contract Owner elects a later Annuity Commencement Date subject to laws and regulations then in effect and Our approval.

If this contract is issued to the trustee of a charitable remainder trust, the Annuity Commencement Date may be deferred to the Annuitant’s 100th birthday.

Election of Annuity Option
You may elect, in writing, without deduction of any contingent deferred sales charge, any one of the annuity options described below (except the seventh option - Annuity Proceeds Settlement Option) or any annuity option then being offered by Us. The annuity option may not be changed on or after the Annuity Commencement Date.

In the absence of an election by You, the Contract Value will be used to calculate an Annuity under the Third Option (Life Annuity with 10 Years Period Certain). Annuity payments will be variable and/or fixed dollar depending on the allocation of Your Accounts at the time annuity payments begin. Variable dollar annuity payments will be based on an assumed investment return according to state law.

Some of the options may not be available if this contract is issued to qualify under Section 401, 403, or 408 of the Internal Revenue Code. The third, fifth and sixth options (Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments for a Period Certain, and Payment for a Period Certain) will be available only if the guaranteed payment period is not greater than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under applicable Internal Revenue Service tables.

Election of Annuity Payment Frequency
You may elect the Annuity Payment Frequency. Available Annuity Payment Frequencies include: monthly, quarterly, semi-annual, and annual. In the event that You do not elect a payment frequency, annuity payments will be made monthly. Annuity payments will be made according to the Annuity Payment Frequency selected.

Annuity Calculation Date
The Annuity Calculation Date will be no more than five Valuation Days prior to the Annuity Commencement Date. You may elect a variable annuity, a fixed dollar annuity or a combination fixed dollar and variable annuity. You cannot change this election on or after the Annuity Commencement Date.

If You elect a variable annuity, the Contract Value (less applicable Premium Taxes) is applied pro-rata to Your selected Sub-Account(s). If You elect a fixed dollar annuity, Contract Values will be applied to the General Account.

VA03-14/15    Page 14    Printed in U.S.A.
B659R0.FRM

SETTLEMENT PROVISIONS (Continued)

Variable Annuity Payments – The contract contains tables indicating the minimum dollar amount of the first monthly payment under the optional forms of annuity for each $1,000 of value of a Sub-Account under the contract. The first monthly payment varies according to the variable annuity payment option selected.

The first annuity payment is computed using the value of the Annuity Units as of the Annuity Calculation Date.

If You elect variable annuity payments, Your election must specify the Assumed Investment Return upon which Your payments are to be based. The available rates are 3%, 5%, and 6%.

The first annuity payment is payable on the Annuity Commencement Date. The remaining Annuity payments are computed and payable as of the same day of the month as the Annuity Commencement Date based on the elected Annuity Payment Frequency.

The amount of the first variable annuity payment is divided by the Annuity Unit value for Your selected Sub-Account(s) as of the Annuity Commencement Date. This number of Annuity Units remains constant for the selected Sub-Account during the annuity payment period. For each subsequent payment the dollar amount of the Variable Annuity payment is determined by multiplying the specified number of Annuity Units by the Annuity Unit value.

If subsequent payment dates fall on a non-Valuation Day (weekend or holiday), the payment will be computed and payable as of the prior Valuation Day. If the day of the month elected does not occur in a given month (29th, 30th, or 31st), the payments will be computed and payable as of the last Valuation Day of the month.

Variable annuity payments under the Sixth Option with periods of 10 years or greater are available at any time and periods of 5 to 10 years are available on or after the second Contract Anniversary.

Fixed Dollar Annuity Payments – A fixed dollar annuity is an annuity with payments that remain level as to dollar amount throughout the payment period. A fixed dollar annuity is available on or after the second Contract Anniversary. If You elect a fixed dollar annuity payment, the payment will be based on current rates.

Combination Fixed Dollar and Variable Annuity Payments - A combination fixed dollar and variable annuity payments is available on or after the second Contract Anniversary.

Minimum Payment
The first payment must be at least equal to the minimum payment amount according to Our rules then in effect. If at any time, payments become less than the minimum payment amount, We have the right to change the payment frequency to meet the minimum payment requirements. If any payment amount is less than the minimum annual payment amount, We may make an alternative arrangement with You.

Annuity Options
FIRST OPTION - Life Annuity - An annuity payable during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. There is no Death Benefit payable to the Beneficiary under this Option.

SECOND OPTION - Life Annuity With a Cash Refund - An annuity payable during the lifetime of the Annuitant. At the death of the Annuitant, any remaining value will be paid to the Beneficiary. The remaining value equals the Contract Value, less Premium Tax, minus the sum of all annuity payments made. This option is only available for fixed dollar annuity payments.

VA03-14/15    Page 15    Printed in U.S.A.
B660R0.FRM

SETTLEMENT PROVISIONS (Continued)

THIRD OPTION - Life Annuity with Payments for a Period Certain - An annuity payable for a specified number of years and for as long as the Annuitant is living. If at the death of the Annuitant, payments have been made for less than the period selected, the remaining payments will be made to the Beneficiary. The Beneficiary may elect to receive the present value of the remaining payments in one sum. To calculate the present value for fixed dollar annuity payments We will use an interest rate We determine at Our discretion. To calculate the present value of variable annuity payments, We will use the AIR elected by the Contract Owner when this annuity option was selected and the Annuity Unit value on the date of receipt of Due Proof of Death.

FOURTH OPTION - Joint and Last Survivor Life Annuity - An annuity payable during the lifetimes of the Annuitant and the Joint Annuitant and thereafter during the remaining lifetime of the survivor. At the time of electing this annuity option, the Contract Owner may elect reduced payments over the remaining lifetime of the survivor. Payments will cease with the last payment prior to the death of the survivor.

FIFTH OPTION - Joint and Last Survivor Life Annuity with Payments for a Period Certain - An annuity payable for a specified number of years and during the lifetimes of the Annuitant and the Joint Annuitant and thereafter during the remaining lifetime of the survivor. At the time of electing this annuity option, the Contract Owner may elect reduced payments over the remaining lifetime of the survivor. If at the death of the survivor, payments have been made for less than the period selected, the remaining payments will be made to the Beneficiary. The Beneficiary may elect to receive the present value of the remaining payments in one sum. To calculate the present value for fixed dollar annuity payments We will use an interest rate We determine at Our discretion. To calculate the present value of variable annuity payments, We will use the AIR elected by the Contract Owner when this annuity option was selected and the Annuity Unit value on the date of receipt of Due Proof of Death.

SIXTH OPTION - Payment for a Period Certain - An annuity payable for a specified number of years. If at the death of the Annuitant, payments have been made for less than the period selected, the remaining payments will be made to the Beneficiary. The Beneficiary may elect to receive the present value of the remaining payments in one sum. To calculate the present value for fixed dollar annuity payments We will use an interest rate We determine at Our discretion. To calculate the present value of variable annuity payments, we will use the AIR elected by the Contract Owner when this annuity option was selected and the Annuity Unit value on the date of receipt of Due Proof of Death.

SEVENTH OPTION - Annuity Proceeds Settlement Option - Proceeds from the Death Benefit can be left with Us for a period not to exceed five years from the date of the Contract Owner's or the Annuitant’s death prior to the Annuity Commencement Date. The proceeds will remain in the Sub-Account(s) to which they were allocated at the time of death unless the Beneficiary elects to reallocate them. Full or partial withdrawals may be made at any time. In the event of withdrawals, the remaining value will equal the Contract Value of the proceeds left with Us, minus any withdrawals.

ANNUITY TABLES

Description of Tables
The attached tables show the actual first monthly payment for each $1,000 applied to variable annuity payments. Under the First, Second and Third Options, the amount of each payment will depend upon the age and gender of the Annuitant at the time the first payment is due. Under the Fourth and Fifth Options, the amount of the first payment will depend upon the gender of both Annuitants and their ages at the time the first payment is due.

Gender will not be used to determine the amount of the annuity payable if this contract is issued to qualify under certain sections of the Internal Revenue Code. If gender is used to determine the amount of annuity payable, the annuity tables at the end of this contract will provide rates of payment for male Annuitants and female Annuitants.

VA03-16/17    Page16    Printed in U.S.A.
B661R0.FRM

ANNUITY TABLES (Continued)

The variable payment annuity tables for the First through Fifth Options are based on the 1983a Individual Annuity Mortality Table projected to the year 2000 using Projection Scale G and the Assumed Investment Return. The table for the Sixth Option is based on an Assumed Investment Return.

The annuity tables for the First through Fifth variable annuity Options are age dependent. For annuity payments beginning after 2000, the amount of the first payment will be based on an age a specified number of years younger than the annuitant’s then-attained age. The age setback is as follows:

Date of First Payment        Age Setback
Prior to 2005    2 year
2005 - 2014    3 years
2015 - 2019    4 years
2020 - 2029    5 years
2030 - 2039    6 years
2040 or later    7 years

VA03-16/17    Page 17    Printed in U.S.A.
B662R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 3% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied

The second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Male Annuitant				Female Annuitant
	Monthly Payments Guaranteed				Monthly Payments Guaranteed
Age	None	120	180	240	None	120	180	240
35 40 45 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 75 80	$3.35 3.54 3.78 4.08 4.15 4.23 4.30 4.38 4.47 4.56 4.66 4.76 4.87 4.98 5.11 5.24 5.38 5.54 5.70 5.87 6.06 6.25 6.46 6.69 8.05 9.97	$3.35 3.53 3.76 4.05 4.12 4.19 4.26 4.34 4.42 4.50 4.59 4.68 4.78 4.89 5.00 5.11 5.23 5.36 5.50 5.63 5.78 5.93 6.08 6.24 7.10 7.97	$3.34 3.52 3.74 4.01 4.07 4.14 4.20 4.27 4.35 4.42 4.50 4.58 4.67 4.76 4.85 4.94 5.04 5.13 5.23 5.34 5.44 5.54 5.64 5.74 6.21 6.56	$3.33 3.50 3.71 3.95 4.01 4.06 4.12 4.18 4.24 4.30 4.37 4.43 4.50 4.56 4.63 4.69 4.76 4.83 4.89 4.95 5.01 5.07 5.12 5.17 5.36 5.47	$3.18 3.33 3.52 3.76 3.81 3.87 3.93 4.00 4.07 4.14 4.22 4.30 4.38 4.47 4.57 4.67 4.78 4.90 5.03 5.16 5.30 5.45 5.62 5.80 6.92 8.57	$3.18 3.33 3.51 3.75 3.80 3.86 3.92 3.98 4.04 4.11 4.19 4.26 4.35 4.43 4.52 4.62 4.72 4.83 4.94 5.06 5.19 5.32 5.46 5.61 6.46 7.45	$3.18 3.32 3.50 3.73 3.78 3.84 3.89 3.95 4.01 4.08 4.15 4.22 4.29 4.37 4.45 4.54 4.63 4.72 4.82 4.92 5.02 5.13 5.24 5.35 5.91 6.39	$3.17 3.31 3.49 3.70 3.75 3.80 3.85 3.91 3.96 4.02 4.08 4.15 4.21 4.28 4.35 4.42 4.49 4.56 4.63 4.70 4.78 4.85 4.92 4.98 5.26 5.42

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$3.04 3.08 3.11 3.13 3.15 3.16 3.17 3.17 3.18 3.18 3.18 3.18	$3.11 3.16 3.21 3.25 3.27 3.29 3.31 3.32 3.32 3.33 3.33 3.33	$3.16 3.24 3.31 3.37 3.41 3.45 3.47 3.49 3.50 3.51 3.51 3.52	$3.21 3.31 3.41 3.50 3.57 3.63 3.67 3.71 3.73 3.74 3.75 3.75	$3.25 3.37 3.50 3.62 3.74 3.84 3.91 3.97 4.01 4.03 4.05 4.05	$3.28 3.42 3.58 3.74 3.90 4.06 4.19 4.29 4.36 4.40 4.43 4.45	$3.30 3.46 3.64 3.84 4.06 4.28 4.48 4.66 4.79 4.88 4.94 4.98	$3.32 3.49 3.69 3.92 4.19 4.48 4.78 5.07 5.31 5.49 5.62 5.70	$3.33 3.51 3.72 3.98 4.29 4.65 5.06 5.49 5.90 6.24 6.50 6.68	$3.34 3.52 3.74 4.02 4.36 4.78 5.29 5.88 6.49 7.08 7.58 7.96	$3.34 3.53 3.76 4.05 4.41 4.87 5.46 6.18 7.02 7.92 8.78 9.52	$3.35 3.53 3.77 4.06 4.43 4.92 5.56 6.39 7.42 8.63 9.92 11.18

VA03SXD3    Page 18    Printed in U.S.A.
B663R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 3% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$3.04 3.08 3.11 3.13 3.15 3.16 3.17 3.17 3.18 3.18 3.18 3.18	$3.11 3.16 3.21 3.25 3.27 3.29 3.31 3.31 3.32 3.32 3.33 3.33	$3.16 3.24 3.31 3.37 3.41 3.45 3.47 3.49 3.50 3.51 3.51 3.51	$3.21 3.31 3.41 3.50 3.57 3.63 3.67 3.70 3.72 3.73 3.74 3.74	$3.25 3.37 3.50 3.62 3.74 3.83 3.91 3.97 4.00 4.02 4.04 4.04	$3.28 3.42 3.58 3.74 3.90 4.05 4.18 4.28 4.35 4.39 4.41 4.42	$3.30 3.46 3.64 3.84 4.05 4.27 4.48 4.65 4.77 4.86 4.90 4.93	$3.32 3.49 3.69 3.92 4.18 4.47 4.77 5.05 5.27 5.43 5.53 5.58	$3.33 3.51 3.72 3.97 4.28 4.64 5.04 5.45 5.82 6.10 6.30 6.40	$3.34 3.52 3.74 4.01 4.35 4.76 5.24 5.79 6.32 6.79 7.12 7.32	$3.34 3.53 3.75 4.03 4.39 4.83 5.38 6.02 6.71 7.35 7.85 8.16	$3.34 3.53 3.76 4.05 4.40 4.86 5.45 6.16 6.94 7.70 8.33 8.74

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$17.91 15.14 13.16 11.68 10.53	10 11 12 13 14	$9.61 8.86 8.24 7.71 7.26	15 16 17 18 19	$6.87 6.53 6.23 5.96 5.73	20 21 22 23 24	$5.51 5.32 5.15 4.99 4.84	25 26 27 28 29	$4.71 4.59 4.47 4.37 4.27	30	$4.18

VA03SXD3    Page 19    Printed in U.S.A.
B664R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 5% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied
Second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Male Annuitant					Female Annuitant
	Monthly Payments Guaranteed					Monthly Payments Guaranteed
Age	None	120	180	240	Cash Refund	None	120	180	240	Cash Refund

35	$4.63	$4.62	$4.61	$4.60	$4.60	$4.48	$4.48	$4.47	$4.47	$4.46
40	4.80	4.78	4.77	4.74	4.74	4.60	4.60	4.59	4.58	4.58
45	5.02	4.99	4.96	4.91	4.92	4.77	4.75	4.74	4.72	4.72
50	5.30	5.25	5.20	5.13	5.16	4.98	4.96	4.94	4.90	4.91
51	5.36	5.31	5.26	5.18	5.21	5.03	5.01	4.98	4.94	4.95
52	5.43	5.38	5.31	5.23	5.27	5.08	5.06	5.03	4.99	5.00
53	5.51	5.45	5.37	5.28	5.33	5.14	5.11	5.08	5.03	5.05
54	5.58	5.52	5.44	5.33	5.39	5.20	5.17	5.13	5.08	5.10
55	5.67	5.59	5.50	5.38	5.46	5.26	5.23	5.19	5.13	5.16
56	5.75	5.67	5.57	5.44	5.53	5.33	5.29	5.25	5.18	5.21
57	5.85	5.75	5.64	5.49	5.60	5.40	5.36	5.31	5.24	5.27
58	5.95	5.84	5.72	5.55	5.68	5.48	5.43	5.37	5.29	5.34
59	6.05	5.94	5.80	5.61	5.76	5.56	5.51	5.44	5.35	5.41
60	6.17	6.04	5.88	5.67	5.85	5.65	5.59	5.51	5.41	5.48
61	6.29	6.14	5.96	5.73	5.94	5.74	5.67	5.59	5.47	5.55
62	6.42	6.25	6.05	5.78	6.04	5.84	5.76	5.67	5.53	5.63
63	6.56	6.37	6.14	5.84	6.14	5.95	5.86	5.75	5.59	5.72
64	6.71	6.49	6.23	5.90	6.24	6.06	5.96	5.84	5.66	5.81
65	6.87	6.62	6.32	5.96	6.36	6.18	6.07	5.93	5.72	5.91
66	7.05	6.75	6.41	6.01	6.47	6.31	6.18	6.02	5.79	6.01
67	7.23	6.89	6.51	6.06	6.60	6.46	6.30	6.11	5.85	6.12
68	7.43	7.03	6.60	6.11	6.73	6.61	6.43	6.21	5.92	6.23
69	7.65	7.18	6.69	6.16	6.87	6.77	6.57	6.31	5.98	6.35
70	7.87	7.33	6.79	6.21	7.01	6.95	6.71	6.42	6.04	6.48
75	9.25	8.14	7.21	6.38	7.85	8.08	7.53	6.94	6.29	7.25
80	11.20	8.97	7.53	6.47	8.92	9.75	8.47	7.37	6.43	8.27

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$4.35 4.38 4.41 4.42 4.44 4.45 4.46 4.47 4.47 4.48 4.48 4.48	$4.40 4.44 4.48 4.51 4.54 4.55 4.57 4.58 4.59 4.59 4.60 4.60	$4.44 4.50 4.56 4.61 4.65 4.68 4.71 4.73 4.74 4.75 4.76 4.76	$4.48 4.56 4.64 4.71 4.78 4.83 4.88 4.91 4.94 4.95 4.96 4.97	$4.52 4.61 4.72 4.82 4.92 5.01 5.09 5.14 5.19 5.21 5.23 5.25	$4.55 4.66 4.79 4.93 5.07 5.21 5.33 5.43 5.51 5.56 5.60 5.62	$4.57 4.70 4.85 5.02 5.21 5.41 5.60 5.78 5.91 6.01 6.08 6.12	$4.59 4.73 4.90 5.10 5.34 5.61 5.89 6.17 6.41 6.60 6.73 6.82	$4.60 4.75 4.94 5.17 5.45 5.78 6.17 6.58 6.98 7.33 7.60 7.79	$4.61 4.77 4.97 5.21 5.53 5.92 6.40 6.97 7.57 8.16 8.66 9.05	$4.62 4.78 4.99 5.25 5.58 6.02 6.58 7.29 8.11 9.00 9.86 10.61	$4.63 4.79 5.00 5.27 5.62 6.08 6.70 7.52 8.53 9.72 11.01 12.27
VA03SXD5    Page 20    Printed in U.S.A.
B665R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 5% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$4.35 4.38 4.41 4.42 4.44 4.45 4.46 4.47 4.47 4.47 4.48 4.48	$4.40 4.44 4.48 4.51 4.53 4.55 4.57 4.58 4.59 4.59 4.60 4.60	$4.44 4.50 4.56 4.61 4.65 4.68 4.71 4.73 4.74 4.75 4.75 4.75	$4.48 4.56 4.64 4.71 4.78 4.83 4.88 4.91 4.93 4.95 4.95 4.96	$4.52 4.61 4.72 4.82 4.92 5.01 5.08 5.14 5.18 5.20 5.22 5.23	$4.55 4.66 4.79 4.93 5.07 5.20 5.33 5.42 5.49 5.54 5.57 5.58	$4.57 4.70 4.85 5.02 5.21 5.41 5.60 5.76 5.89 5.97 6.03 6.05	$4.59 4.73 4.90 5.10 5.33 5.60 5.88 6.14 6.36 6.52 6.62 6.68	$4.60 4.75 4.93 5.16 5.44 5.76 6.14 6.52 6.88 7.16 7.35 7.46	$4.61 4.77 4.96 5.20 5.51 5.89 6.35 6.86 7.37 7.82 8.14 8.34	$4.62 4.78 4.98 5.23 5.55 5.97 6.49 7.10 7.75 8.36 8.83 9.13	$4.62 4.78 4.99 5.24 5.58 6.01 6.57 7.24 7.98 8.70 9.29 9.68

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$18.74 15.99 14.02 12.56 11.42	10 11 12 13 14	$10.51 9.77 9.16 8.64 8.20	15 16 17 18 19	$7.82 7.49 7.20 6.94 6.71	20 21 22 23 24	$6.51 6.33 6.17 6.02 5.88	25 26 27 28 29	$5.76 5.65 5.54 5.45 5.36	30	$5.28

VA03SXD5    Page 21    Printed in U.S.A.
B666R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 6% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied

Second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Male Annuitant				Female Annuitant
	Monthly Payments Guaranteed				Monthly Payments Guaranteed
Age	None	120	180	240	None	120	180	240
35 40 45 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 75 80	$5.31 5.46 5.67 5.94 6.00 6.07 6.14 6.22 6.30 6.38 6.47 6.57 6.67 6.78 6.90 7.03 7.17 7.32 7.48 7.66 7.84 8.04 8.25 8.48 9.86 11.81	$5.30 5.45 5.64 5.89 5.94 6.00 6.07 6.14 6.21 6.28 6.36 6.45 6.54 6.64 6.74 6.84 6.96 7.07 7.20 7.33 7.46 7.60 7.74 7.89 8.68 9.47	$5.29 5.43 5.60 5.83 5.88 5.93 5.99 6.05 6.11 6.18 6.24 6.32 6.39 6.47 6.55 6.63 6.71 6.80 6.88 6.97 7.06 7.15 7.24 7.33 7.73 8.04	$5.27 5.40 5.56 5.75 5.80 5.84 5.89 5.94 5.99 6.04 6.09 6.14 6.19 6.25 6.30 6.36 6.41 6.47 6.52 6.57 6.62 6.67 6.71 6.75 6.91 7.00	$5.17 5.28 5.43 5.63 5.67 5.72 5.78 5.84 5.90 5.96 6.03 6.10 6.18 6.27 6.36 6.46 6.56 6.67 6.79 6.92 7.06 7.21 7.37 7.54 8.67 10.35	$5.17 5.27 5.42 5.60 5.65 5.70 5.75 5.80 5.86 5.92 5.98 6.05 6.12 6.20 6.28 6.37 6.46 6.56 6.66 6.77 6.89 7.01 7.14 7.28 8.08 8.99	$5.16 5.26 5.40 5.58 5.62 5.66 5.71 5.76 5.81 5.87 5.92 5.98 6.05 6.12 6.19 6.26 6.34 6.42 6.51 6.59 6.69 6.78 6.88 6.97 7.47 7.89	$5.15 5.25 5.38 5.54 5.58 5.62 5.66 5.70 5.75 5.80 5.85 5.90 5.95 6.01 6.06 6.12 6.18 6.24 6.30 6.36 6.42 6.48 6.54 6.59 6.83 6.96

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$5.05 5.08 5.10 5.11 5.13 5.14 5.15 5.16 5.16 5.17 5.17 5.17	$5.09 5.13 5.16 5.19 5.21 5.23 5.24 5.26 5.26 5.27 5.27 5.28	$5.13 5.18 5.23 5.27 5.31 5.34 5.36 5.38 5.40 5.41 5.42 5.42	$5.16 5.23 5.30 5.36 5.42 5.48 5.52 5.55 5.58 5.60 5.61 5.61	$5.19 5.28 5.37 5.46 5.55 5.64 5.71 5.77 5.81 5.84 5.86 5.88	$5.22 5.32 5.43 5.56 5.69 5.82 5.94 6.04 6.11 6.17 6.21 6.23	$5.25 5.36 5.49 5.65 5.82 6.01 6.20 6.36 6.50 6.60 6.68 6.72	$5.27 5.39 5.54 5.73 5.95 6.20 6.47 6.74 6.98 7.17 7.31 7.40	$5.28 5.41 5.58 5.80 6.06 6.37 6.75 7.15 7.54 7.89 8.16 8.36	$5.29 5.43 5.61 5.85 6.14 6.52 6.99 7.54 8.13 8.71 9.22 9.62	$5.30 5.45 5.64 5.88 6.20 6.62 7.17 7.86 8.67 9.55 10.41 11.16	$5.30 5.45 5.65 5.91 6.24 6.69 7.30 8.10 9.10 10.28 11.56 12.81

VA03SXD6    Page 22    Printed in U.S.A.
B667R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 6% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

Age	Age of Female
of
Male	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$5.05 5.08 5.10 5.11 5.13 5.14 5.15 5.16 5.16 5.17 5.17 5.17	$5.09 5.13 5.16 5.19 5.21 5.23 5.24 5.25 5.26 5.27 5.27 5.27	$5.13 5.18 5.23 5.27 5.31 5.34 5.36 5.38 5.40 5.41 5.41 5.41	$5.16 5.23 5.30 5.36 5.42 5.47 5.52 5.55 5.57 5.59 5.60 5.60	$5.19 5.28 5.37 5.46 5.55 5.63 5.71 5.76 5.80 5.83 5.84 5.85	$5.22 5.32 5.43 5.56 5.69 5.82 5.93 6.03 6.10 6.15 6.17 6.19	$5.25 5.36 5.49 5.65 5.82 6.01 6.19 6.35 6.47 6.56 6.62 6.64	$5.26 5.39 5.54 5.72 5.94 6.19 6.46 6.71 6.93 7.09 7.19 7.25	$5.28 5.41 5.58 5.79 6.04 6.36 6.71 7.08 7.43 7.71 7.90 8.01	$5.29 5.43 5.61 5.83 6.12 6.48 6.92 7.42 7.91 8.35 8.67 8.86	$5.30 5.44 5.62 5.86 6.17 6.56 7.07 7.66 8.29 8.88 9.34 9.63	$5.30 5.44 5.63 5.88 6.19 6.61 7.14 7.79 8.51 9.21 9.78 10.16

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$19.17 16.42 14.46 13.00 11.87	10 11 12 13 14	$10.97 10.24 9.63 9.12 8.69	15 16 17 18 19	$8.31 7.99 7.71 7.46 7.24	20 21 22 23 24	$7.04 6.86 6.70 6.56 6.43	25 26 27 28 29	$6.32 6.21 6.11 6.02 5.94	30	$5.87

VA03SXD6    Page 23    Printed in U.S.A.
B668R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 3% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied

The second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Monthly Payments Guaranteed
Age	None	120	180	240
35	$3.27	$3.26	$3.26	$3.25
40 45 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 75 80	3.44 3.65 3.92 3.98 4.05 4.12 4.19 4.27 4.35 4.44 4.53 4.62 4.73 4.84 4.95 5.08 5.21 5.36 5.51 5.67 5.85 6.03 6.23 7.47 9.25	3.43 3.64 3.90 3.96 4.02 4.09 4.16 4.23 4.31 4.39 4.47 4.56 4.66 4.76 4.87 4.98 5.09 5.22 5.35 5.48 5.63 5.77 5.93 6.79 7.72	3.42 3.62 3.87 3.93 3.99 4.05 4.11 4.18 4.25 4.33 4.40 4.48 4.57 4.65 4.74 4.84 4.93 5.03 5.13 5.24 5.34 5.45 5.55 6.07 6.48	3.41 3.60 3.83 3.88 3.93 3.99 4.05 4.11 4.17 4.23 4.29 4.36 4.43 4.49 4.56 4.63 4.70 4.77 4.83 4.90 4.96 5.03 5.08 5.32 5.45

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90

35	$3.05	$3.10	$3.14	$3.18	$3.21	$3.22	$3.24	$3.25	$3.26	$3.26	$3.26	$3.27
40 45 50 55 60 65 70 75 80 85 90	3.10 3.14 3.18 3.21 3.22 3.24 3.25 3.26 3.26 3.26 3.27	3.17 3.23 3.29 3.33 3.36 3.39 3.41 3.42 3.43 3.43 3.43	3.23 3.32 3.40 3.47 3.52 3.56 3.59 3.62 3.63 3.64 3.64	3.29 3.40 3.51 3.61 3.70 3.77 3.82 3.86 3.88 3.90 3.91	3.33 3.47 3.61 3.76 3.89 4.00 4.09 4.16 4.20 4.23 4.25	3.36 3.52 3.70 3.89 4.08 4.25 4.40 4.52 4.60 4.65 4.69	3.39 3.56 3.77 4.00 4.25 4.51 4.75 4.95 5.10 5.21 5.27	3.41 3.59 3.82 4.09 4.40 4.75 5.11 5.44 5.71 5.92 6.05	3.42 3.62 3.86 4.16 4.52 4.95 5.44 5.94 6.41 6.79 7.06	3.43 3.63 3.88 4.20 4.60 5.10 5.71 6.41 7.13 7.79 8.32	3.43 3.64 3.90 4.23 4.65 5.21 5.92 6.79 7.79 8.83 9.76	3.43 3.64 3.91 4.25 4.69 5.27 6.05 7.06 8.32 9.76 11.22

VA03UST3    Page 18    Printed in U.S.A.
B669R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 3% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

AGE of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90

35	$3.05	$3.10	$3.14	$3.18	$3.21	$3.22	$3.24	$3.25	$3.26	$3.26	$3.26	$3.26
40 45 50 55 60 65 70 75 80 85 90	3.10 3.14 3.18 3.21 3.22 3.24 3.25 3.26 3.26 3.26 3.26	3.17 3.23 3.29 3.33 3.36 3.39 3.40 3.42 3.42 3.43 3.43	3.23 3.32 3.40 3.47 3.52 3.56 3.59 3.61 3.63 3.63 3.64	3.29 3.40 3.51 3.61 3.70 3.77 3.82 3.85 3.88 3.89 3.90	3.33 3.47 3.61 3.76 3.89 4.00 4.09 4.15 4.19 4.21 4.22	3.36 3.52 3.70 3.89 4.08 4.25 4.40 4.51 4.58 4.62 4.65	3.39 3.56 3.77 4.00 4.25 4.50 4.74 4.93 5.06 5.15 5.19	3.40 3.59 3.82 4.09 4.40 4.74 5.08 5.39 5.63 5.79 5.88	3.42 3.61 3.85 4.15 4.51 4.93 5.39 5.85 6.25 6.52 6.68	3.42 3.63 3.88 4.19 4.58 5.06 5.63 6.25 6.82 7.26 7.53	3.43 3.63 3.89 4.21 4.62 5.15 5.79 6.52 7.26 7.87 8.26	3.43 3.64 3.90 4.22 4.65 5.19 5.88 6.68 7.53 8.26 8.76

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$17.91 15.14 13.16 11.68 10.53	10 11 12 13 14	$9.61 8.86 8.24 7.71 7.26	15 16 17 18 19	$6.87 6.53 6.23 5.96 5.73	20 21 22 23 24	$5.51 5.32 5.15 4.99 4.84	25 26 27 28 29	$4.71 4.59 4.47 4.37 4.27	30	$4.18

VA03UST3    Page 19    Printed in U.S.A.
B670R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 5% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied

Second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST, SECOND AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Monthly Payments Guaranteed
Age	None	120	180	240	Cash Refund

35	$4.56	$4.55	$4.54	$4.53	$4.53
40	4.70	4.69	4.68	4.66	4.66
45	4.89	4.87	4.85	4.82	4.82
50	5.14	5.11	5.07	5.02	5.03
51	5.20	5.16	5.12	5.06	5.08
52	5.26	5.22	5.17	5.11	5.13
53	5.32	5.28	5.23	5.16	5.19
54	5.39	5.34	5.29	5.21	5.25
55	5.46	5.41	5.35	5.26	5.31
56	5.54	5.48	5.41	5.31	5.37
57	5.62	5.56	5.48	5.37	5.44
58	5.71	5.64	5.55	5.43	5.51
59	5.81	5.72	5.62	5.48	5.58
60	5.91	5.81	5.70	5.54	5.66
61	6.01	5.91	5.78	5.60	5.75
62	6.13	6.01	5.86	5.66	5.83
63	6.25	6.11	5.95	5.72	5.93
64	6.38	6.23	6.04	5.79	6.03
65	6.52	6.34	6.13	5.85	6.13
66	6.68	6.47	6.22	5.91	6.24
67	6.84	6.60	6.32	5.97	6.35
68	7.01	6.73	6.41	6.02	6.48
69	7.20	6.88	6.51	6.08	6.61
70	7.40	7.02	6.61	6.13	6.74
75	8.65	7.84	7.08	6.34	7.54
80	10.45	8.73	7.46	6.45	8.59

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$4.36 4.40 4.43 4.46 4.48 4.50 4.52 4.53 4.54 4.55 4.55 4.55	$4.40 4.45 4.50 4.54 4.58 4.61 4.64 4.66 4.67 4.68 4.69 4.70	$4.43 4.50 4.57 4.63 4.69 4.74 4.79 4.82 4.84 4.86 4.87 4.88	$4.46 4.54 4.63 4.73 4.81 4.89 4.96 5.02 5.06 5.09 5.11 5.12	$4.48 4.58 4.69 4.81 4.94 5.06 5.17 5.26 5.33 5.38 5.41 5.43	$4.50 4.61 4.74 4.89 5.06 5.23 5.39 5.54 5.66 5.75 5.81 5.85	$4.52 4.64 4.79 4.96 5.17 5.39 5.63 5.86 6.07 6.23 6.34 6.42	$4.53 4.66 4.82 5.02 5.26 5.54 5.86 6.20 6.53 6.81 7.03 7.18	$4.54 4.67 4.84 5.06 5.33 5.66 6.07 6.53 7.02 7.49 7.88 8.17	$4.55 4.68 4.86 5.09 5.38 5.75 6.23 6.81 7.49 8.20 8.87 9.41	$4.55 4.69 4.87 5.11 5.41 5.81 6.34 7.03 7.88 8.87 9.90 10.85	$4.55 4.70 4.88 5.12 5.43 5.85 6.42 7.18 8.17 9.41 10.85 12.30
VA03UST5    Page 20    Printed in U.S.A.
B671R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 5% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

Age of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90
35 40 45 50 55 60 65 70 75 80 85 90	$4.36 4.40 4.43 4.46 4.48 4.50 4.52 4.53 4.54 4.55 4.55 4.55	$4.40 4.45 4.50 4.54 4.58 4.61 4.64 4.66 4.67 4.68 4.69 4.69	$4.43 4.50 4.57 4.63 4.69 4.74 4.78 4.82 4.84 4.86 4.87 4.87	$4.46 4.54 4.63 4.73 4.81 4.89 4.96 5.01 5.05 5.08 5.09 5.10	$4.48 4.58 4.69 4.81 4.94 5.06 5.16 5.25 5.32 5.36 5.39 5.40	$4.50 4.61 4.74 4.89 5.06 5.22 5.39 5.53 5.64 5.72 5.77 5.80	$4.52 4.64 4.78 4.96 5.16 5.39 5.62 5.85 6.04 6.18 6.27 6.31	$4.53 4.66 4.82 5.01 5.25 5.53 5.85 6.17 6.47 6.71 6.88 6.97	$4.54 4.67 4.84 5.05 5.32 5.64 6.04 6.47 6.91 7.30 7.57 7.74	$4.55 4.68 4.86 5.08 5.36 5.72 6.18 6.71 7.30 7.85 8.27 8.54	$4.55 4.69 4.87 5.09 5.39 5.77 6.27 6.88 7.57 8.27 8.85 9.23	$4.55 4.69 4.87 5.10 5.40 5.80 6.31 6.97 7.74 8.54 9.23 9.70

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$18.74 15.99 14.02 12.56 11.42	10 11 12 13 14	$10.51 9.77 9.16 8.64 8.20	15 16 17 18 19	$7.82 7.49 7.20 6.94 6.71	20 21 22 23 24	$6.51 6.33 6.17 6.02 5.88	25 26 27 28 29	$5.76 5.65 5.54 5.45 5.36	30	$5.28

VA03UST5    Page 21    Printed in U.S.A.
B672R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 6% ASSUMED INVESTMENT RETURN
Amount of First Monthly Payment For Each $1,000 Applied

Second and subsequent annuity payments under a variable annuity are based on the investment experience of a Separate Account and are not guaranteed as to fixed dollar amount. Payments for any available Annuity Payment Frequency, Period Certain, age, or combination of ages not shown will be quoted upon request.

FIRST AND THIRD OPTIONS - SINGLE LIFE ANNUITIES

	Monthly Payments Guaranteed
Age	None	120	180	240
35	$5.24	$5.23	$5.23	$5.21
40 45 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 75 80	5.37 5.55 5.78 5.84 5.90 5.96 6.03 6.10 6.17 6.25 6.33 6.43 6.52 6.63 6.74 6.86 6.99 7.13 7.28 7.44 7.62 7.80 8.00 9.25 11.06	5.36 5.53 5.75 5.80 5.85 5.91 5.97 6.03 6.10 6.17 6.25 6.33 6.42 6.51 6.61 6.71 6.82 6.93 7.05 7.18 7.31 7.45 7.59 8.39 9.24	5.35 5.50 5.70 5.75 5.80 5.85 5.91 5.96 6.02 6.09 6.15 6.22 6.30 6.37 6.45 6.53 6.61 6.70 6.79 6.88 6.97 7.07 7.16 7.61 7.97	5.33 5.47 5.65 5.69 5.73 5.78 5.82 5.87 5.92 5.97 6.02 6.08 6.13 6.19 6.25 6.30 6.36 6.42 6.47 6.53 6.58 6.63 6.68 6.88 6.98

FOURTH OPTION - JOINT AND LAST SURVIVOR ANNUITY

Age of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90

35	$5.06	$5.09	$5.12	$5.14	$5.17	$5.19	$5.20	$5.21	$5.22	$5.23	$5.23	$5.24
40 45 50 55 60 65 70 75 80 85 90	5.09 5.12 5.14 5.17 5.19 5.20 5.21 5.22 5.23 5.23 5.24	5.13 5.17 5.21 5.25 5.28 5.31 5.33 5.34 5.35 5.36 5.37	5.17 5.23 5.29 5.35 5.40 5.44 5.47 5.50 5.52 5.53 5.54	5.21 5.29 5.37 5.45 5.53 5.60 5.65 5.69 5.72 5.75 5.76	5.25 5.35 5.45 5.57 5.68 5.78 5.87 5.94 6.00 6.04 6.06	5.28 5.40 5.53 5.68 5.84 6.00 6.14 6.26 6.35 6.42 6.46	5.31 5.44 5.60 5.78 6.00 6.22 6.45 6.65 6.81 6.93 7.01	5.33 5.47 5.65 5.87 6.14 6.45 6.78 7.10 7.38 7.60 7.76	5.34 5.50 5.69 5.94 6.26 6.65 7.10 7.58 8.05 8.44 8.74	5.35 5.52 5.72 6.00 6.35 6.81 7.38 8.05 8.75 9.42 9.97	5.36 5.53 5.75 6.04 6.42 6.93 7.60 8.44 9.42 10.45 11.40	5.37 5.54 5.76 6.06 6.46 7.01 7.76 8.74 9.97 11.40 12.85

VA03UST6    Page 22    Printed in U.S.A.
B673R0.FRM

ANNUITY TABLES FOR
VARIABLE PAYMENTS,
BASED ON A 6% ASSUMED INVESTMENT RETURN
(Continued)

FIFTH OPTION - JOINT AND LAST SURVIVOR ANNUITY WITH 10 YEAR PERIOD CERTAIN

Age of	Age of Second Annuitant
First
Annui-tant	35	40	45	50	55	60	65	70	75	80	85	90

35	$5.06	$5.09	$5.12	$5.14	$5.17	$5.18	$5.20	$5.21	$5.22	$5.23	$5.23	$5.23
40 45 50 55 60 65 70 75 80 85 90	5.09 5.12 5.14 5.17 5.18 5.20 5.21 5.22 5.23 5.23 5.23	5.13 5.17 5.21 5.25 5.28 5.30 5.32 5.34 5.35 5.36 5.36	5.17 5.23 5.29 5.35 5.39 5.43 5.47 5.49 5.51 5.52 5.52	5.21 5.29 5.37 5.45 5.53 5.59 5.65 5.69 5.71 5.73 5.74	5.25 5.35 5.45 5.57 5.68 5.78 5.87 5.93 5.98 6.01 6.02	5.28 5.39 5.53 5.68 5.83 5.99 6.13 6.24 6.32 6.37 6.40	5.30 5.43 5.59 5.78 5.99 6.21 6.43 6.62 6.76 6.85 6.90	5.32 5.47 5.65 5.87 6.13 6.43 6.74 7.04 7.28 7.44 7.53	5.34 5.49 5.69 5.93 6.24 6.62 7.04 7.46 7.84 8.12 8.28	5.35 5.51 5.71 5.98 6.32 6.76 7.28 7.84 8.38 8.80 9.06	5.36 5.52 5.73 6.01 6.37 6.85 7.44 8.12 8.80 9.36 9.72	5.36 5.52 5.74 6.02 6.40 6.90 7.53 8.28 9.06 9.72 10.18

SIXTH OPTION - PAYMENTS FOR A PERIOD CERTAIN

No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments	No. of Years	Amount of Monthly Payments
5 6 7 8 9	$19.17 16.42 14.46 13.00 11.87	10 11 12 13 14	$10.97 10.24 9.63 9.12 8.69	15 16 17 18 19	$8.31 7.99 7.71 7.46 7.24	20 21 22 23 24	$7.04 6.86 6.70 6.56 6.43	25 26 27 28 29	$6.32 6.21 6.11 6.02 5.94	30	$5.87

VA03UST6    Page 23    Printed in U.S.A.
B674R0.FRM

INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE ANNUITY CONTRACT

HARTFORD LIFE INSURANCE COMPANY
P.O. Box 2999
Hartford, Connecticut 06104-2999

Administrative Office:
Attn: Investment Product Services
P.O. Box 5085
Hartford, CT 06102-5085

HL-VA03    Printed in U.S.A.
B646R0.FRM

[THE HARTFORD’S PRINCIPAL FIRST PREFERRED BENEFIT RIDER]

The term “Contract” as used in this rider applies to either a contract or a certificate. The term “Contract Owner” as used in this rider applies to a contract owner, certificate owner or certificate participant, as the case may be.

This rider is issued as part of the contract to which it is attached. The effective date is when this rider is issued and made part of the contract. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

When elected on the Contract Issue Date, this rider provides a guaranteed benefit that gives You the right to make periodic surrenders that total an amount equal to Your premium payments. This guarantee will remain in effect if periodic surrenders do not exceed an amount equal to 5% of premium payments each Contract Year. If the Contract Owner chooses to surrender an amount more than 5% in a Contract Year, then the guarantee may be reduced to an amount less than premium payments in accordance with the provisions of this rider.

When this rider is elected after the Contract Issue Date, the guaranteed benefit will be based on the amount of the Contract Value on the effective date of the rider plus premium payments made subsequent to the effective date of this rider. Accordingly, for purposes of this rider, the Contract Value plus premium payments made subsequent to the effective date of this rider will be treated in the same manner as premium payments when this rider is effective on the Contract Issue Date.

There is an additional charge for this guaranteed benefit while this rider remains effective.

At any point in time, the total guaranteed amount available for future periodic surrenders is called the Benefit Amount (BA). The surrender amount that the Contract Owner has the right to make each Contract Year until the BA is depleted is called the Benefit Payment (BP). However, at any time You may fully surrender Your contract and You will receive the surrender value as defined in Your contract.

For purposes of determining the guaranteed benefit under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us to You with this rider attached in the same calendar year as one contract.

Investment Restrictions
We have the right to impose restrictions on the allocation of Your Contract Value, including prohibiting transfers between certain Sub-Accounts. If we impose restrictions on Your Contract Value and You violate them, We will terminate this rider. All benefits plus the charge for this rider would then cease and You would not be able to later add this rider to Your contract.

Rider Termination
You may terminate the rider at anytime after the 5th anniversary date of the effective date of this rider by written notice to Us. All benefits plus the charge for this rider would then cease and You would not be able to later add this rider to Your contract.

HL-VA04PFL    Page 1 of 4    Printed in U.S.A.

Benefit Amount (BA)
Your BA is determined at the following times and is subject to a maximum BA of $5,000,000:

At Rider Effective Date

If this rider is effective on the Contract Issue Date, then the BA equals the premium payments. If this rider is effective after the Contract Issue Date, then the BA equals 100% of the Contract Value on the rider effective date.

When a subsequent premium payment is made
Upon each subsequent premium payment, the BA is recalculated to equal the sum of the BA immediately prior to receipt of the subsequent premium payment, plus 100% of the subsequent premium payment. The Company reserves the right to restrict subsequent premium payments.

When a partial surrender is made
Whenever a partial surrender is made, the BA will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial surrenders since the later of (1) the most recent Contract Anniversary, or (2) the Valuation Day that the BP was last established (excluding establishments for subsequent premium payments), are equal to or less than the BP, the BA becomes the BA immediately prior to the partial surrender, less the amount of partial surrender.

B.	If the total partial surrenders as determined in (A) above exceed the BP, the BA will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the partial surrender; or

(ii)	the BA immediately prior to the partial surrender, less the amount of partial surrender.

For purposes of this rider, the term “partial surrender” means the gross amount of Your surrender and will include any applicable Contingent Deferred Sales Charges. If Your BP on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive any applicable Contingent Deferred Sales Charge for surrenders up to that BP amount.

Benefit Payment (BP)
Your BP is established at the following times and is on a noncumulative basis:

At Rider Effective Date 5% of the BA.

When a subsequent premium payment is made
Upon each subsequent premium payment, the BP is recalculated to equal the sum of 5% of the subsequent premium payment plus the BP immediately prior to the subsequent premium payment.

When a partial surrender is made that causes an automatic reset of the BA (as determined in (B) above) The new BP will be the least of (C), (D), or (E) as follows:

C.	the BP immediately prior to the partial surrender; or

D.	5% of the Contract Value immediately following the partial surrender; or

E.	the reset BA.

HL-VA04PFL    Page 2 of 4    Printed in U.S.A.

When a partial surrender is made that reduces the BA to an amount less than the BP
Whenever a partial surrender is made that reduces the BA to an amount less than the BP, the BP is reduced to equal the BA.

If a partial surrender is less than or equal to the BP but results in the Contract Value remaining after such surrender to be less than Our minimum amount rules then in effect, We will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any surrender is less than Our minimum amount rules then in effect and the BA has been fully paid out, We may terminate the contract and pay the Surrender Value.

Ownership Change
If the ownership of the contract changes after one year from the effective date of this rider, other than the spouse becoming the Contract Owner, the BA and BP will be reset as follows:

a)	the BA will equal the lesser of the BA immediately prior to the ownership change or the current Contract Value; and

b)	the BP will equal 5% of the new BA.

Contract Value Reduces to Zero

If You either surrender all of Your Contract Value or Your Contract Value is reduced to zero on a particular Valuation Date, and on such Valuation Day the BA remains greater than zero, the following will occur:

H.
The BA will be paid to You under the Principal First Annuity Option described below. You may elect the frequency of Your payments from those offered by Us at such time but will be no less frequently than annually.

I.	The total amount paid to You under the Principal First Annuity Option will equal the BA.

J.	Your Annuity Commencement Date will be attained and We will no longer accept subsequent premium payments.

Principal First Annuity Option
In addition to the Annuity options available under the contract, the following annuity option may be elected by You under this rider:

Fixed Payout – Under this option, You are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the BA by the BP. The total annual amount payable under this option will equal the BP but will not exceed the current BA. This annualized amount will be paid over the determined number of years in the frequency that You elect. The frequencies will be among those offered by Us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the BA. If, at the death of the Annuitant, payments have been made for less than the stated number of years, the remaining payments will be made to the Beneficiary.

This option may not be available if the contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

This annuity option may be elected as a settlement option by the Beneficiary of a contract. Whenever multiple Beneficiaries are designated under the contract, each such Beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated Beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the Distribution Requirements section of the contract.

Rider Charge
The charge for this rider is added to the net investment factor. The net investment factor for each Sub-Account is:

K.	the net asset value per share of the corresponding fund at the end of the valuation period (plus the per share amount of any unpaid dividends or capital gains by that fund); divided by

L.	the net asset value per share of the corresponding fund at the beginning of the valuation period; minus

M.	the mortality and expense risk charge and any applicable administration charge, adjusted for the number of days in the valuation period; minus

N.	the charge for this rider, adjusted for the number of days in the valuation period.

The charge for this rider per annum of the daily value of the Sub-Accounts will never exceed a guaranteed maximum charge of 0.75%. The rider charge will be discontinued once an Annuity option available under the contract becomes effective or if You or We terminate this rider.

Signed for Hartford Life Insurance Company

EXTENDED WITHDRAWAL PRIVILEGE RIDER

This rider is issued as a part of the Contract to which it is attached. The Date of Issue and Contract Date applicable to this Rider are the same as those of the Contract. Except where this Rider provides otherwise, it is subject to all conditions and limitations of the Contract.

This rider has been issued because your Contract is part of a tax-qualified retirement plan. It allows you to receive the required minimum distribution of your interest in this Contract, as required by federal tax law, without the imposition of a Contingent Deferred Sales Charge.

The following provision is added to the Contract:

EXTENDED WITHDRAWAL PRIVILEGE

For Contract Years in which the Contract is subject to required minimum distribution rules under current federal tax law and the Annuitant has attained age 70 ½ , the amount available annually without the application of the Contingent Deferred Sales Charge ("Charge") is the greater of:

1.    The withdrawal amount referred to as the Annual Withdrawal Amount on Page 3 of the Contract: or

2.    The required minimum distribution of your interest in this Contract under current federal tax law.

Signed for Hartford Life Insurance Company

HL-VAMINDIS05                                        Printed in U.S.A.

FIXED ACCOUNT RIDER

This rider is issued as part of the contract to which it is attached. The effective date is when this rider is issued and made part of the contract. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

This rider adds the Fixed Account to Your Contract.

The following definitions under the Definition of Certain Terms are modified as follows:

Account – Any of the Sub-Account(s) or the Fixed Account(s).

The following definitions are added to the Definition of Certain Terms:

Fixed Account – Part of Our General Account to which all or a part of the Contract Value may be allocated. In Our sole discretion, We may restrict Your ability to allocate Contract Value or make premium payments to the Fixed Account at any time. We may close the Fixed Account to subsequent payments or any transfers of Contract Value from the Sub-Account(s) to the Fixed Account. We may also make the Fixed Account available only through enrollment in one or more Programs that We establish. Any transfers, deductions or surrenders from the Fixed Account(s) will be accounted for on a first in, first out basis.

Fixed Account Interest Rate – A rate, determined by Us, not less than 1.5%. We reserve the right to reduce the Fixed Account Interest Rate on premium payments or transfers to the Fixed Account from the Sub-Account(s) subject to Your state’s modification of its standard nonforfeiture law.

Fixed Account Value - We will determine the value of the Fixed Account by crediting interest daily at the effective annual Fixed Account Interest Rate.

The Transfers Between Accounts Provisions is modified to add the following provision:

Transfers Between the Fixed Account and the Sub-Account(s)
The maximum amount transferable from the Fixed Account during the Contract Year is the greater of:

a)	30% of the Fixed Account value as of the last Contract Anniversary, or

b)	the largest sum of your prior transfers from the Fixed Account in any one Contract Year.

These limitations also apply to systematic transfers from the Fixed Account, except for certain Programs specified by Us.

HL-VA03FIXACC1.5    Page 1 of 2    Printed in U.S.A.
B825R0.FRM
However, if the interest rate is renewed at a rate equal to the previous rate less one percent or more, You may transfer a dollar amount up to 100% of the Fixed Account dollar value receiving that reduced rate within 60 days of notification of the interest rate decrease.

Transfers may not be made from any Sub-Account(s) into the Fixed Account for the six-month period following the most recent transfer from the Fixed Account into any Sub-Account(s).

We may defer any transfers or surrenders from the Fixed Account for up to six months from the date of request.

The first paragraph of the Net Premium Payments provision under the Valuation Provisions is replaced as follows:

Net Premium Payments
The net premium payment is equal to the premium payment minus any applicable Premium Taxes We may deduct. The net premium payment, plus any credited Payment Enhancement(s) if Your contract provides for Payment Enhancement(s), is applied to purchase Fixed Account values or Sub-Account Accumulation Units with respect to the Sub-Account(s) that You have selected.

The Annual Maintenance Fee provision under the Valuation Provisions is rewritten in its entirety to read as follows:

Annual Maintenance Fee
During each year that this contract is in force prior to the Annuity Commencement Date, the Annual Maintenance Fee, if applicable, will be deducted on the Contract Anniversary and upon full surrender of the contract. The fee will be charged against the Contract Value by reducing the Fixed Account value, and with respect to the Sub-Accounts, the number of Accumulation Units held as of that date. The fee will be charged on a pro-rata basis with respect to each active Account. The number of Accumulation Units deducted from each Sub-Account is determined by dividing the pro-rata portion of the Annual Maintenance Fee by the value of an Accumulation Unit for the applicable Sub-Account.

The Payment on Surrender – Deferral of Payment provision under the Surrender Provisions is modified to include the following paragraph at the end of the provision:

We may defer payment of any amounts from the Fixed Account for up to six months from the date of the request to surrender. If We defer payment for more than 30 days, We will pay interest per annum of at least the statutory required minimum interest rate then in effect on the amount deferred.

Signed for Hartford Life Insurance Company

HL-VA03FIXACC1.5    Page 2 of 2    Printed in U.S.A.
B826R0.FRM

FIXED ACCOUNT RIDER

This rider is issued as part of the contract to which it is attached. The effective date is when this rider is issued and made part of the contract. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

This rider adds the Fixed Account to Your Contract.

The following definitions under the Definition of Certain Terms are modified as follows:

Account - Any of the Sub-Account(s) or the Fixed Account(s).

The following definitions are added to the Definition of Certain Terms:

Fixed Account - Part of Our General Account to which all or a part of the Contract Value may be allocated. In Our sole discretion, We may restrict Your ability to allocate Contract Value or make premium payments to the Fixed Account at any time. We may close the Fixed Account to subsequent payments or any transfers of Contract Value from the Sub-Account(s) to the Fixed Account. We may also make the Fixed Account available only through enrollment in one or more Programs that We establish. Any transfers, deductions or surrenders from the Fixed Account(s) will be accounted for on a first in, first out basis.

Fixed Account Interest Rate - A rate, determined by Us, not less than 3%. We reserve the right to reduce the Fixed Account Interest Rate on premium payments or transfers to the Fixed Account from the Sub-Account(s) subject to Your state’s modification of its standard nonforfeiture law.

Fixed Account Value - We will determine the value of the Fixed Account by crediting interest daily at the effective annual Fixed Account Interest Rate.

The Transfers Between Accounts Provisions is modified to add the following provision:

Transfers Between the Fixed Account and the Sub-Account(s)
The maximum amount transferable from the Fixed Account during the Contract Year is the greater of:

a)	30% of the Fixed Account value as of the last Contract Anniversary, or

b)	the largest sum of your prior transfers from the Fixed Account in any one Contract Year.

These limitations also apply to systematic transfers from the Fixed Account, except for certain Programs specified by Us.

HL-VA03FIXACC3.0                        Page 1 of 2                Printed in U.S.A.

However, if the interest rate is renewed at a rate equal to the previous rate less one percent or more, You may transfer a dollar amount up to 100% of the Fixed Account dollar value receiving that reduced rate within 60 days of notification of the interest rate decrease.

Transfers may not be made from any Sub-Account(s) into the Fixed Account for the six-month period following the most recent transfer from the Fixed Account into any Sub-Account(s).

We may defer any transfers or surrenders from the Fixed Account for up to six months from the date of request.

The first paragraph of the Net Premium Payments provision under the Valuation Provisions is replaced with the following:

Net Premium Payments
The net premium payment is equal to the premium payment minus any applicable Premium Taxes We may deduct. The net premium payment, plus any credited Payment Enhancement(s) if Your contract provides for Payment Enhancement(s), is applied to purchase Fixed Account values or Sub-Account Accumulation Units with respect to the Sub-Account(s) that You have selected.

The Annual Maintenance Fee provision under the Valuation Provisions is rewritten in its entirety to read as follows:

Annual Maintenance Fee
During each year that this contract is in force prior to the Annuity Commencement Date, the Annual Maintenance Fee, if applicable, will be deducted on the Contract Anniversary and upon full surrender of the contract. The fee will be charged against the Contract Value by reducing the Fixed Account value, and with respect to the Sub-Accounts, the number of Accumulation Units held as of that date. The fee will be charged on a pro-rata basis with respect to each active Account. The number of Accumulation Units deducted from each Sub-Account is determined by dividing the pro-rata portion of the Annual Maintenance Fee by the value of an Accumulation Unit for the applicable Sub-Account.

The Payment on Surrender - Deferral of Payment provision under the Surrender Provisions is modified to include the following paragraph at the end of the provision:

We may defer payment of any amounts from the Fixed Account for up to six months from the date of the request to surrender. If We defer payment for more than 30 days, We will pay interest per annum of at least the statutory required minimum interest rate then in effect on the amount deferred.

Signed for Hartford Life Insurance Company

HL-VA03FIXACC3.0                    Page 2 of 2                Printed in U.S.A.

FIXED ACCOUNT RIDER

This rider is issued as part of the contract to which it is attached. The effective date is when this rider is issued and made part of the contract. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

This rider adds the Fixed Account to Your Contract.

The following definitions under the Definition of Certain Terms are modified as follows:

Account - Any of the Sub-Account(s) or the Fixed Account(s).

The following definitions are added to the Definition of Certain Terms:

Fixed Account - Part of Our General Account to which all or a part of the Contract Value may be allocated. In Our sole discretion, We may restrict Your ability to allocate Contract Value or make premium payments to the Fixed Account at any time. We may close the Fixed Account to subsequent payments or any transfers of Contract Value from the Sub-Account(s) to the Fixed Account. We may also make the Fixed Account available only through enrollment in one or more Programs that We establish. Any transfers, deductions or surrenders from the Fixed Account(s) will be accounted for on a first in, first out basis.

Fixed Account Interest Rate - A rate, determined by Us, not less than 1.5%. We will determine the interest rate such that the surrender value shall meet or exceed the nonforfeiture amount pursuant to Your state's standard nonforfeiture law. We reserve the right to reduce the Fixed Account Interest Rate on premium payments or transfers to the Fixed Account from the Sub-Account(s) subject to Your state's modification of its standard nonforfeiture law.

Fixed Account Value - We will determine the value of the Fixed Account by crediting interest daily at the effective annual Fixed Account Interest Rate.

The Transfers Between Accounts Provisions is modified to add the following provision:

Transfers Between the Fixed Account and the Sub-Account(s)
The maximum amount transferable from the Fixed Account during the Contract Year is the greater of:

a)	30% of the Fixed Account value as of the last Contract Anniversary, or

b)	the largest sum of your prior transfers from the Fixed Account in any one Contract Year.

These limitations also apply to systematic transfers from the Fixed Account, except for certain Programs specified by Us.

HL-VA03FIXACCNF1.5                    Page 1 of 2                Printed in U.S.A.

However, if the interest rate is renewed at a rate equal to the previous rate less one percent or more, You may transfer a dollar amount up to 100% of the Fixed Account dollar value receiving that reduced rate within 60 days of notification of the interest rate decrease.

Transfers may not be made from any Sub-Account(s) into the Fixed Account for the six-month period following the most recent transfer from the Fixed Account into any Sub-Account(s).

We may defer any transfers or surrenders from the Fixed Account for up to six months from the date of request.

The first paragraph of the Net Premium Payments provision under the Valuation Provisions is replaced as follows:

Net Premium Payments
The net premium payment is equal to the premium payment minus any applicable Premium Taxes We may deduct. The net premium payment, plus any credited Payment Enhancement(s) if Your contract provides for Payment Enhancement(s), is applied to purchase Fixed Account values or Sub-Account Accumulation Units with respect to the Sub-Account(s) that You have selected.

The Annual Maintenance Fee provision under the Valuation Provisions is rewritten in its entirety to read as follows:

Annual Maintenance Fee
During each year that this contract is in force prior to the Annuity Commencement Date, the Annual Maintenance Fee, if applicable, will be deducted on the Contract Anniversary and upon full surrender of the contract. The fee will be charged against the Contract Value by reducing the Fixed Account value, and with respect to the Sub-Accounts, the number of Accumulation Units held as of that date. The fee will be charged on a pro-rata basis with respect to each active Account. The number of Accumulation Units deducted from each Sub-Account is determined by dividing the pro-rata portion of the Annual Maintenance Fee by the value of an Accumulation Unit for the applicable Sub-Account.

The Payment on Surrender - Deferral of Payment provision under the Surrender Provisions is modified to include the following paragraph at the end of the provision:

We may defer payment of any amounts from the Fixed Account for up to six months from the date of the request to surrender. If We defer payment for more than 30 days, We will pay interest per annum of at least the statutory required minimum interest rate then in effect on the amount deferred.

Signed for Hartford Life Insurance Company

HL-VA03FIXACCNF1.5    Page 2 of 2    Printed in U.S.A.

[PREMIUM PROTECTION DEATH BENEFIT RIDER]

This rider is issued as part of the contract to which it is attached. The effective date of this rider is the same as the Contract Issue Date. This rider cannot be terminated either by the Contract Owner or the Company. Except where this rider provides otherwise, it is subject to all of the terms and conditions of the contract.

In Your contract, the paragraph entitled “Death Benefit Before the Annuity Commencement Date”, the following is added:

Death Benefit Before the Annuity Commencement Date
The Death Benefit payable before the Annuity Commencement Date is equal to the greater of the amounts determined in (A) or (B) below:

A.	return of Premium Payments (defined below); or

B.	the Contract Value at the date of receipt of Due Proof of Death.

Premium Payments – All premium payments paid under the contract modified by Adjustments for Partial Surrenders and less any premium payments received within 12 months of the date of death.

Adjustments for Partial Surrenders are calculated as follows:
For cumulative partial surrenders during each Contract Year that are equal to or less than 10% of premium payments, the adjustment is the dollar amount of the partial surrender.

For any partial surrender that causes cumulative partial surrenders during the Contract Year to exceed 10% of premium payments, the adjustment is the dollar amount of the partial surrender that does not exceed 10% of premiums, and the adjustment for the remaining portion of the partial surrender is a factor applied to the portion of premium payments that exceed 10% of premium payments as follows:

1 - (A/(B-C )) where
A = partial surrenders during the Contract Year in excess of 10% of premium payments; B = Contract Value immediately prior to the partial surrender; and
C = 10% of premium payments less any partial surrenders during the Contract Year. If C results in a negative number, C becomes zero.

For partial surrenders during each Contract Year that are entirely in excess of 10% of premium payments, the adjustment is a factor applied to adjusted premium payments immediately before the surrender as follows:

1 - (A/B) where
A=partial surrenders during the Contract Year in excess of 10% of premium payments; B=Contract Value immediately prior to the partial surrender.

No Death Benefit is payable under this rider if the contract is surrendered and the Contract Value is equal to zero.

HL-VAROP03    Page 1 of 2    Printed in U.S.A.
I352R0.FRM

If a spouse continues the contract under the “Spouse Beneficiary” provision of the contract, then the “date of receipt of Due Proof of Death” as used in this rider means the date of receipt of Due Proof of Death of the decedent that dies after the death

Ownership Change - Upon a change in Contract Owner, where the new Owner is ineligible for this rider, the Death Benefit set forth under this rider becomes null and void.

RIDER CHARGE
The charge for this rider is included in the net investment factor as an optional rider charge. It is an annual charge of 0.00% that is deducted daily from the value of the Sub-Accounts until the Annuity Commencement Date, however, the Company reserves the right to assess a charge of up to [0.50%] for newly issued riders.

Signed for Hartford Life Insurance Company

HL-VAROP03    Page 2 of 2 Printed in U.S.A.

[MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT RIDER]

This rider is issued as part of the contract to which it is attached. The effective date of this rider is the same as the Contract Issue Date. This rider cannot be terminated either by the Contract Owner or the Company. Except where this rider provides otherwise, it is subject to all of the terms and conditions of the contract.

In Your contract, the paragraph entitled “Death Benefit Before the Annuity Commencement Date”, the following is added:
Death Benefit Before the Annuity Commencement Date
The Death Benefit payable before the Annuity Commencement Date is equal to the greater of the amounts determined in (A) or (B) below:

A.	the Maximum Anniversary Value (defined below); or

B.	Premium Payments (defined below).

Maximum Anniversary Value - The highest attained Anniversary Value (defined below) prior to the earlier of the date of death or the decedent’s [71st] birthday.
Anniversary Value – We calculate an Anniversary Value for every Contract Anniversary. At the time of each Contract Anniversary, the Anniversary Value is equal to the Contract Value. Any time after each such Contract Anniversary, the Anniversary Value is restated to be equal to the Contract Value at the time of the Contract Anniversary, increased by the dollar amount of any premium payments received, and modified by Adjustments for Partial Surrenders since such Contract Anniversary.

Premium Payments – All premium payments received under the contract modified by Adjustments for Partial Surrenders.

Adjustments for Partial Surrenders for Maximum Anniversary Values and Premium Payments are calculated as follows:
For cumulative partial surrenders during each Contract Year that are equal to or less than [10%] of premium payments, the adjustment is the dollar amount of the partial surrender.

For any partial surrender that causes cumulative partial surrenders during the Contract Year to exceed [10%] of premium payments, the adjustment is the dollar amount of the partial surrender that does not exceed [10%] of premiums, and the adjustment for the remaining portion of the partial surrender is a factor. The factor for Adjustments for Partial Surrenders for the Maximum Anniversary Value is applied to the portion of Anniversary Values that exceed [10%] of premium payments. The factor for Adjustments for Partial Surrenders for Premium Payments is applied to the portion of premium payments that exceed [10%] of premium payments. The factor is as follows:

1 - (A/(B-C)) where
A = partial surrenders during the Contract Year in excess of [10%] of premium payments; B = Contract Value immediately prior to the partial surrender; and

C = [10%] of premium payments less any prior partial surrenders during the Contract Year. If C results in a negative number, C becomes zero.

HL-VAMAV703    Page 1 of 2    Printed in U.S.A

For partial surrenders during each Contract Year that are entirely in excess of [10%] of premium payments, the adjustment is a factor. The factor for Adjustments for Partial Surrenders for the Maximum Anniversary Value is applied to the adjusted Anniversary Value immediately before the surrender. The factor for Adjustments for Partial Surrenders for Premium Payments is applied to the adjusted premium payments immediately before the surrender. The factor is as follows:

1 - (A/B) where
A = partial surrenders during the Contract Year in excess of [10%] of premium payments; B = Contract Value immediately prior to the partial surrender.

No Death Benefit is payable under this rider if the contract is surrendered and the Contract Value is equal to zero.

If a spouse continues the contract under the “Spouse Beneficiary” provision of the contract, then the Maximum Anniversary Value is the highest attained Anniversary Value after the date of death of the first spouse, and before the next decedent’s date of death or [71st] birthday, if earlier.
Ownership Change – Upon a change in Contract Owner, where the new Owner is ineligible for this rider, the Death Benefit set forth under this rider becomes null and void.

RIDER CHARGE
The charge for this rider is included in the net investment factor as an optional rider charge. It is an annual charge of [0.20%] that is deducted daily from the value of the Sub-Accounts until the Annuity Commencement Date.

Signed for Hartford Life Insurance Company

HL-VAMAV703    Page 2 of 2    Printed in U.S.A.

[ASSET PROTECTION BENEFIT RIDER]

This rider is issued as part of the contract to which it is attached. The effective date of this rider is the same as the Contract Issue Date. This rider cannot be terminated either by the Contract Owner or the Company. Except where this rider provides otherwise, it is subject to all of the terms and conditions of the contract.

In Your contract, the paragraph entitled “Death Benefit Before the Annuity Commencement Date”, the following is added:

Death Benefit Before the Annuity Commencement Date
The Death Benefit payable before the Annuity Commencement Date is equal to the greater of the amounts determined in (A) or (B) below:

A.	the Contract Value at the date of receipt of Due Proof of Death; or

B.	the lesser of (1) or (2) below:

1.	the Contract Value at the date of receipt of Due Proof of Death plus the Loss Protection Benefit (defined below); or

2.	the greater of Maximum Anniversary Value (defined below) or Premium Payments (defined below).

The Loss Protection Benefit (LPB) is equal to 25% of the greater of Maximum Anniversary Value (defined below) excluding premium payments received within 12 months of the date of death, or Premium Payments (defined below).

Maximum Anniversary Value - The highest attained Anniversary Value (defined below) prior to the earlier of the date of death or the decedent’s 81st birthday.

Anniversary Value – We calculate an Anniversary Value for every Contract Anniversary. At the time of each Contract Anniversary, the Anniversary Value is equal to the Contract Value. Any time after each such Contract Anniversary, the

Anniversary Value is restated to be equal to the Contract Value at the time of the Contract Anniversary, increased by the dollar amount of any premium payments received, and modified by Adjustments for Partial Surrenders since such Contract Anniversary.

Premium Payments – All premium payments received under the contract modified by Adjustments for Partial Surrenders and less any premium payments received within 12 months of the date of death.

Adjustments for Partial Surrenders are calculated as follows:
For cumulative partial surrenders during each Contract Year that are equal to or less than 10% of premium payments, the adjustment is the dollar amount of the partial surrender.

For any partial surrender that causes cumulative partial surrenders during the Contract Year to exceed 10% of premium payments, the adjustment is the dollar amount of the partial surrender that does not exceed 10% of premiums, and the adjustment for the remaining portion of the partial surrender is a factor. The factor for Adjustments for Partial Surrenders for the Maximum Anniversary Value is applied to the portion of Anniversary Values that exceed 10% of premium payments. The factor for Adjustments for Partial Surrenders for premium payments is applied to the portion of premium payments that exceed 10% of premium payments.

HL-VALPB03-1    Page 1 of 2    Printed in U.S.A.

The factor is as follows:

1 - (A/(B-C)) where
A = partial surrenders during the Contract Year in excess of 10% of premium payments; B = Contract Value immediately prior to the partial surrender; and
C = 10% of premium payments less any partial surrenders during the Contract Year. If C results in a negative number, C becomes zero.

For partial surrenders during each Contract Year that are entirely in excess of 10% of premium payments, the adjustment is a factor. The factor for Adjustments for Partial Surrenders for the Maximum Anniversary Value is applied to the adjusted Anniversary Value immediately before the surrender. The factor for Adjustments for Partial Surrenders for premium payments is applied to the adjusted premium payments immediately before the surrender.
The factor is as follows: 1 - (A/B) where
A = partial surrenders during the Contract Year in excess of 10% of premium payments;
B = Contract Value immediately prior to the partial surrender.

No Death Benefit is payable under this rider if the contract is surrendered and the Contract Value is equal to zero. If a spouse continues the contract under the “Spouse Beneficiary” provision of the contract, then:

1.	The term “date of receipt of Due Proof of Death” as used in this rider means the date of receipt of Due Proof of Death of the decedent that dies after the death of the first spouse.

2.	The Maximum Anniversary Value is the highest attained Anniversary Value after the date of death of the first spouse, and before the next decedent’s date of death or 81st birthday, if earlier.

RIDER CHARGE
The charge for this rider is included in the net investment factor as an optional rider charge. It is an annual charge of 0.00% that is deducted daily from the value of the Sub-Accounts until the Annuity Commencement Date, however, the Company reserves the right to assess a charge of up to [0.50%] for newly issued riders.

Signed for Hartford Life Insurance Company

HL-VALPB03-1    Page 2 of 2    Printed in U.S.A.
I339R0.FRM

EARNINGS PROTECTION BENEFIT RIDER

This rider is issued as part of the Contract to which it is attached. The effective date of this rider is the date this rider is issued. This rider cannot be terminated either by the Contract Owner or the Company. Except where this rider provides otherwise, it is subject to all of the terms and conditions of the Contract.

In Your contract, the paragraph entitled "Death Benefit Before the Annuity Commencement Date”, the following is added:

Death Benefit Before the Annuity Commencement Date
If both the Contract Owner(s) and Annuitant are age [80] or younger on the effective date of this rider, the value of the Earnings Protection Benefit is determined as follows:

The Contract Value as of the date of receipt of Due Proof of Death plus [40%] of the lesser of 1. or 2. below if both the Contract Owner(s) and Annuitant are age [69] or younger on the effective date of this rider, or [25%] of the lesser of 1. or 2. below if either the Contract Owner(s) or Annuitant is age [70] or older on the effective date of this rider.

1.	The greater of zero or the following amount:

A.	the Contract Value as of the date of receipt of Due Proof of Death; less

B.	the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider; plus

C.	the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

2.	[200%] of A. less B. below as follows:

A.	the Contract Value on the effective date of this rider, plus premium payments received after the effective date of this rider excluding payments received within 12 months of the date of death, less

B.	the sum of Adjustments for all partial surrenders which occur after the effective date of this rider.

The adjustment for each partial surrender which occurs after the effective date of this rider is equal to the greater of zero or the following amount:

1.	the gross amount of the partial surrender; plus

2.	the Contract Value on the effective date of this rider plus premium payments received after the effective date of this rider and prior to the partial surrender, less

3.	the Contract Value on the Valuation Day immediately preceding the date of partial surrender; less

4.	the sum of Adjustments for all prior partial surrenders which have occurred after the effective date of this rider.

HL-VA03EPB    Page 1 of 2 Printed in U.S.A.

Ownership Change – Upon a change in Contract Owner, where the new Owner is ineligible for this rider, the Death Benefit under this rider becomes null and void.

RIDER CHARGE
The charge for this rider is included in the net investment factor as an optional rider charge. It is an annual charge of [0.30%] that is deducted from the value of the Sub-Accounts until the Annuity Commencement Date.

Signed for Hartford Life Insurance Company

HL-VA03EPB    Page 2 of 2    Printed in U.S.A.
B788R0.FRM
RETURN OF CONTRACT VALUE DEATH BENEFIT RIDER

This rider is issued as part of the contract to which it is attached. The effective date of this rider is the same as the Contract Issue Date. This rider cannot be terminated either by the Contract Owner or the Company prior to the

Annuity Commencement Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

In Your contract, the paragraph entitled “Death Benefit Before Annuity Commencement Date”, the following is added:

Death Benefit Before the Annuity Commencement Date
The Death Benefit payable before the Annuity Commencement Date is equal to the Contract Value.

If a spouse continues the contract under the “Spouse Beneficiary” provision of the contract, then the “date of receipt of Due Proof of Death” as used in this rider means the date of receipt of Due Proof of Death of the decedent that dies after the death.

Rider Charge
The charge for this rider is included in the net investment factor as an optional rider charge. It is an annual charge of 0.00% that is deducted daily from the value of the Sub-Accounts until the Annuity Commencement Date, however, the Company reserves the right to assess a charge of up to [0.50%] for newly issued riders.

Signed for Hartford Life Insurance Company

HL-VA03CVR    Page 1 of 1    Printed in U.S.A.
B809R0.FRM
GUARANTEED INCOME BENEFIT RIDER

The term "Contract" as used in this rider applies to either a contract or a certificate. The term "Contract Owner" as used in this rider applies to a contract owner, certificate owner or certificate participant, as the case may be.

This rider is issued as part of the contract to which it is attached. The effective date is when this rider is issued and made part of the contract. This rider cannot be terminated either by You or Us prior to the Annuity Commencement Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

When elected on the Contract Issue Date, this rider provides a guaranteed income benefit that gives You the right to make periodic surrenders that total an amount equal to Your premium payments. This guarantee will remain in effect if periodic surrenders do not exceed an amount equal to 7% of premium payments each Contract Year. If the Contract Owner chooses to surrender an amount more than 7% in a Contract Year, then the guarantee may be reduced to an amount less than premium payments in accordance with the provisions of this rider.

When this rider is elected after the Contract Issue Date, the guaranteed income benefit will be based on the amount of the Contract Value on the effective date of the rider plus premium payments made subsequent to the effective date of this rider. Accordingly, for purposes of this rider, the Contract Value plus premium payments made subsequent to the effective date of this rider will be treated in the same manner as premium payments when this rider is effective on the Contract Issue Date.

There is an additional charge for this guaranteed income benefit.

If your Contract Value increases. You have the right to "step-up" the guaranteed benefit to the current Contract Value at certain intervals. We may modify the charge for this rider If You elect to step-up.

At any point in time, the total guaranteed amount available for future periodic surrenders is called the Guaranteed Remaining Balance (GRB). The surrender amount that the Contract Owner has the right to make each Contract Year until the GRB is depleted is called the Guaranteed Annual Withdrawal Benefit (GAWB). However, at any time You may surrender an amount up to Your Contract Value.
Guaranteed Remaining Balance (GRB)
Your GRB is determined at the following times and is subject to a maximum GRB of $5,000,000: At Rider Effective Date
If this rider is effective on the Contract Issue Date, then the GRB equals the premium payments. If this rider is effective after the Contract Issue Date, then the GRB equals 100% of the Contract Value on the rider effective date.
When a subsequent premium payment is made
Upon each subsequent premium payment, the GRB is recalculated to equal the sum of the GRB immediately prior to receipt of the subsequent premium payment, plus 100% of the subsequent premium payment. The Company reserves the right to restrict subsequent premium payments.

HL VA02GLBR                Page 1of 3                Printed In U.S.A.

When a partial surrender i s made
Whenever a partial surrender is made, the GRB will be equal to the amount determined in either (A) or (B) as follows:
A. If the total partial surrenders since the later of (1) the most recent Contract Anniversary, or (2) the Valuation Day that the Guaranteed Annual Withdrawal Benefit (GAWB) was last established (excluding establishments for subsequent premium payments), are equal to or l ess than the GAWB, the GRB becomes the GRB immediately prior to the partial surrender, less the amount of partial surrender.

A.	If the total partial surrenders as determined in (A) above exceed the GAWB, the GRB will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the partial surrender; or
(i ) the GRB immediately prior to the partial surrender, less the amount of partial surrender.

For purposes of this rider, the term "partial surrender" is a gross amount and will include any Contingent Deferred Sales Charges.
Guaranteed Annual Withdrawal Benefit (GAWB)
Your GAWB is established at the following times: At Rider Effective Date
7% of the GRB.

When a subsequent premium payment i s made
Upon each subsequent premium payment, the GAWB is recalculated to equal the sum of 7% of the subsequent premium payment plus the GAWB immediately prior to the subsequent premium payment.

When a partial surrender i s made that causes an automatic reset of the GRB (as determined i n (8) above) The new GAWB will be the lesser of (C), (0),or (E) as follows:
c. the GAWB immediately prior to the partial surrender; or

A.	the greater of 7% of the reset GRB or 7% of the Contract Value Immediately following the partial surrender; or

B.	the reset GRB.

When a partial surrender is made that reduces the GRB to an amount less than the GAWB
Whenever a partial surrender is made that reduces the GRB to an amount less than the GAWB, the GAWB is reduced to equal the GRB.
Elective Step up of the GRB and GAWB
At the times determined below, the Contract Owner may elect to Step-up the GRB and, if applicable, the GAWB as follows:
GRB Step up
Beginning with the 5th anniversary date of the effective date of this rider, the Contract Owner has the option to increase the GRB to an amount equal to 100% of the current Contract Value (herein referred to as Step-up).
Once a Step-up has been elected, another Step-up may not be elected until on or after the 5th anniversary of the latest Step-up date.
If the surviving spouse becomes the Contract Owner under the contract's Spouse Beneficiary provision, the next Step-up may be elected at anytime thereafter. This is allowed regardless if it occurs before the 5111 anniversary date of the effective date of this rider or if the latest Step-up occurred within the last five years. Once this Step-up has been elected, another Step-up may not be elected until on or after the 5th anniversary of this Step up. In the future, We may allow You to Step-up Your GRB only on a Contract Anniversary.

GAWB Step-up
The GAWB Step-up is equal to the greater of (H) or (l) as follows:
H. the GAWB immediately prior to the Step-up; or
I.    7% of the Contract Value on the Step-up date.
HL-VA02GLBR                        Page 2 of 3                Printed In U.S.A.

Contract Value Reduces to Zero
If the Contract Value reduces to zero on a particular Valuation Day as a result of a partial surrender and on such Valuation Day the GRB remains greater than zero, the following will occur.
J. The GRB will be paid to You on a periodic basis elected by You. The frequencies will be among those offered by Us at that time but will be no less frequently than annually.

A.	The total annual payment amount will equal the GAWB.

B.	We will no longer accept subsequent premium payments.

Guaranteed Income Benefit Annuity Option
In addition to the Annuity options available under the contract, the following annuity option may be elected by You under this rider:

Fixed Payout - Under this option, You are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the GRB by the GAWB. The total annual amount payable under this option will equal the GAWB but will not exceed the current GRB. This annualized amount will be paid over the determined number of years in the frequency that You elect. The frequencies will be among those offered by Us at that time but will be no less frequently than annually. If, at the death of the Annuitant, payments have been made for less than the stated number of years, the remaining payments will be made to the Beneficiary.

This option may not be available if the contract is issued to qualify under Section 401,403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

This annuity option may be elected as a settlement option by the Beneficiary of a contract. Whenever multiple Beneficiaries are designated under the contract, each such Beneficiary's share of the proceeds if they elect this option will be in proportion to their applicable designated Beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the Distribution Requirements section of the contract.

Rider Charge
The charge for this rider is added to the net investment factor. The net investment factor for each Sub-Account is:

A.	the net asset value per share of the corresponding fund at the end of the valuation period (plus the per share amount of any unpaid dividends or capital gains by that fund); divided by

B.	the net asset value per share of the corresponding fund at the beginning of the valuation period; minus
O. the mortality and expense risk charge and any applicable administration charge, adjusted for the number of days in the valuation period; minus
P. the charge for this rider, adjusted for the number of days in the valuation period.

The charge for this rider per annum of the daily value of the Sub-Accounts is [ 0.75%), subject to a guaranteed maximum charge of ( 0.75%]. The rider charge may change If You elect to Step-up the GRB. However, the rider charge will never exceed the lesser of the maximum charge or the charge currently offered for this same benefit under newly issued riders. If the GRB is never stepped-up by the Contract Owner, the charge established on the effective date of this rider will never change. The rider charge will be discontinued once an Annuity option available under the contract becomes effective.

Signed for Hartford Life Insurance Company

HL VAD2GLBR                Page 3 of 3                        Printed In U.S.A.

[THE HARTFORD’S PRINCIPAL FIRST BENEFIT RIDER]

The term “Contract” as used in this rider applies to either a contract or a certificate. The term “Contract Owner” as used in this rider applies to a contract owner, certificate owner or certificate participant, as the case may be.

This rider is issued as part of the contract to which it is attached. The effective date is when this rider is issued and made part of the contract. This rider cannot be terminated either by You or Us prior to the Annuity Commencement Date. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the contract.

When elected on the Contract Issue Date, this rider provides a guaranteed benefit that gives You the right to make periodic surrenders that total an amount equal to Your premium payments. This guarantee will remain in effect if periodic surrenders do not exceed an amount equal to 7% of premium payments each Contract Year. If the Contract Owner chooses to surrender an amount more than 7% in a Contract Year, then the guarantee may be reduced to an amount less than premium payments in accordance with the provisions of this rider.

When this rider is elected after the Contract Issue Date, the guaranteed benefit will be based on the amount of the Contract Value on the effective date of the rider plus premium payments made subsequent to the effective date of this rider. Accordingly, for purposes of this rider, the Contract Value plus premium payments made subsequent to the effective date of this rider will be treated in the same manner as premium payments when this rider is effective on the Contract Issue Date.

There is an additional charge for this guaranteed benefit.

If your Contract Value increases, You have the right to “step-up” the guaranteed benefit to the current Contract Value at certain intervals. We may modify the charge for this rider if You elect to step-up.

At any point in time, the total guaranteed amount available for future periodic surrenders is called the Benefit Amount (BA). The surrender amount that the Contract Owner has the right to make each Contract Year until the BA is depleted is called the Benefit Payment (BP). However, at any time You may fully surrender Your contract and You will receive the surrender value as defined in Your contract.

For purposes of determining the guaranteed benefit under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us to You with this rider attached in the same calendar year as one contract.

Benefit Amount (BA)
Your BA is determined at the following times and is subject to a maximum BA of $5,000,000:

At Rider Effective Date
If this rider is effective on the Contract Issue Date, then the BA equals the premium payments. If this rider is effective after the Contract Issue Date, then the BA equals 100% of the Contract Value on the rider effective date.

HL-VA04PF    Page 1 of 4    Printed in U.S.A.

When a subsequent premium payment is made
Upon each subsequent premium payment, the BA is recalculated to equal the sum of the BA immediately prior to receipt of the subsequent premium payment, plus 100% of the subsequent premium payment. The Company reserves the right to restrict subsequent premium payments.

When a partial surrender is made
Whenever a partial surrender is made, the BA will be equal to the amount determined in either (A) or (B) as follows:

A.
If the total partial surrenders since the later of (1) the most recent Contract Anniversary, or (2) the Valuation Day that the BP was last established (excluding establishments for subsequent premium payments), are equal to or less than the BP, the BA becomes the BA immediately prior to the partial surrender, less the amount of partial surrender.

B.	If the total partial surrenders as determined in (A) above exceed the BP, the BA will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the partial surrender; or

(ii)	the BA immediately prior to the partial surrender, less the amount of partial surrender.

For purposes of this rider, the term “partial surrender” means the gross amount of Your surrender and will include any applicable Contingent Deferred Sales Charges. If Your BP on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive any applicable Contingent Deferred Sales Charge for surrenders up to that BP amount.

Benefit Payment (BP)
Your BP is established at the following times and is on a noncumulative basis:

At Rider Effective Date 7% of the BA.

When a subsequent premium payment is made
Upon each subsequent premium payment, the BP is recalculated to equal the sum of 7% of the subsequent premium payment plus the BP immediately prior to the subsequent premium payment.

When a partial surrender is made that causes an automatic reset of the BA (as determined in (B) above) The new BP will be the lesser of (C), (D), or (E) as follows:

C.	the BP immediately prior to the partial surrender; or

D.	the greater of 7% of the reset BA or 7% of the Contract Value immediately following the partial surrender; or

E.	the reset BA.

When a partial surrender is made that reduces the BA to an amount less than the BP
Whenever a partial surrender is made that reduces the BA to an amount less than the BP, the BP is reduced to equal the BA.

If a partial surrender is less than or equal to the BP but results in the Contract Value remaining after such surrender to be less than Our minimum amount rules then in effect, We will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any surrender is less than Our minimum amount rules then in effect and the BA has been fully paid out, We may terminate the contract and pay the Surrender Value.

Elective Step-up of the BA and BP
At the times determined below, the Contract Owner may elect to Step-up the BA and, if applicable, the BP as follows:

BA Step-up
Beginning with the 5th anniversary date of the effective date of this rider, the Contract Owner has the option to increase the BA to an amount equal to 100% of the current Contract Value (herein referred to as Step-up). Once a Step-up has been elected, another Step-up may not be elected until on or after the 5th anniversary of the latest Step-up date.

If the surviving spouse becomes the Contract Owner under the contract’s Spouse Beneficiary provision, the next Step-up may be elected at anytime thereafter. This is allowed regardless if it occurs before the 5th anniversary date of the effective date of this rider or if the latest Step-up occurred within the last five years. Once this Step-up has been elected, another Step-up may not be elected until on or after the 5th anniversary of this Step-up.
In the future, We may allow You to Step-up Your BA only on a Contract Anniversary.
BP Step-up
The BP Step-up is equal to the greater of (F) or (G) as follows:

F.	the BP immediately prior to the Step-up; or

G.	7% of the Contract Value on the Step-up date.

Ownership Change
If the ownership of the contract changes after one year from the effective date of this rider, other than the spouse becoming the Contract Owner, the BA and BP will be reset as follows:

a)	the BA will equal the lesser of the BA immediately prior to the ownership change or the current Contract Value; and

b)	the BP will equal 7% of the new BA.

Contract Value Reduces to Zero
If You either surrender all of Your Contract Value or Your Contract Value is reduced to zero on a particular Valuation Date, and on such Valuation Day the BA remains greater than zero, the following will occur:

H.
The BA will be paid to You under the Principal First Annuity Option described below. You may elect the frequency of Your payments from those offered by Us at such time but will be no less frequently than annually.

I.	The total amount paid to You under the Principal First Annuity Option will equal the BA.

J.	Your Annuity Commencement Date will be attained and We will no longer accept subsequent premium payments.

Principal First Annuity Option
In addition to the Annuity options available under the contract, the following annuity option may be elected by You under this rider:

Fixed Payout – Under this option, You are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined on the calculation date by dividing the BA by the BP. The total annual amount payable under this option will equal the BP but will not exceed the current BA. This annualized amount will be paid over the determined number of years in the frequency that You elect. The frequencies will be among those offered by Us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the BA. If, at the death of the Annuitant, payments have been made for less than the stated number of years, the remaining payments will be made to the Beneficiary.

This option may not be available if the contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

This annuity option may be elected as a settlement option by the Beneficiary of a contract. Whenever multiple Beneficiaries are designated under the contract, each such Beneficiary’s share of the proceeds if they elect this option will be in proportion to their applicable designated Beneficiary percentage. Beneficiaries of nonqualified contracts may elect this settlement option subject to the Distribution Requirements section of the contract.

Rider Charge
The charge for this rider is added to the net investment factor. The net investment factor for each Sub-Account is:

K.	the net asset value per share of the corresponding fund at the end of the valuation period (plus the per share amount of any unpaid dividends or capital gains by that fund); divided by

L.	the net asset value per share of the corresponding fund at the beginning of the valuation period; minus

M.	the mortality and expense risk charge and any applicable administration charge, adjusted for the number of days in the valuation period; minus

N.	the charge for this rider, adjusted for the number of days in the valuation period.

The charge for this rider per annum of the daily value of the Sub-Accounts will never exceed a guaranteed maximum charge of 0.75%. The rider charge may change if You elect to Step-up the BA. However, as a result of a Step-up, the rider charge will never exceed that charge being assessed under newly issued riders offering this same benefit as of the date of the Step-up. If the BA is never Stepped-up by the Contract Owner, the charge established on the effective date of this rider will never change. The rider charge will be discontinued once an Annuity option available under the contract becomes effective.

Signed for Hartford Life Insurance Company

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

THE HARTFORD’S LIFETIME INCOME BUILDER PORTFOLIOS RIDER
(Joint Life/Spousal)

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider provides a Lifetime Withdrawal Feature and a Guaranteed Minimum Death Benefit (DB).

The Lifetime Withdrawal Feature of this rider includes a Payment Base, Lifetime Benefit Payment and Withdrawal Percentage. The determination of these values and how they can change are described in the other sections of this rider.

This rider provides a Guaranteed Minimum Death Benefit that replaces the standard death benefit provided in the Contract. The determination of the DB and how it can change are described in the other sections of this rider.

DEFINITIONS

Terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Automatic Increase. A potential increase to Your Payment Base, due to market performance, at each Contract Anniversary up to and including the Contract Anniversary immediately following the Covered Life’s [90th] birthday.

Covered Life. The Contract Owner (provided the Contract Owner is a person) and the Contract Owner’s spouse (provided the spouse is a joint owner or Beneficiary who is eligible for spousal continuance). The Annuitant (provided the Contract Owner is not a person) and the Annuitant's spouse (provided the spouse is a Beneficiary who is eligible for spousal continuance).

Guaranteed Minimum Death Benefit (DB). The minimum amount payable upon the death of any Contract Owner or Annuitant. If a death benefit is payable before the Annuity Commencement Date, such benefit will equal the greater of the Contract Value or Premium Payments adjusted for Partial Surrenders as of the date We receive Due Proof of Death.

Lifetime Benefit Payment (LBP). The LBP is equal to the applicable Withdrawal Percentage multiplied by the Payment Base. This amount is used to determine the change in the PB and DB following a Partial Surrender in any Contract Year that is on or after the youngest Covered Life’s Lifetime Income Eligibility Date.

Lifetime Income Eligibility Date. The attained age [59 ½] of the youngest Covered Life at which Lifetime Benefit Payments can begin.

Lifetime Withdrawal Feature. A series of Lifetime Benefit Payments payable in each Contract Year following the youngest Covered Life’s Lifetime Income Eligibility Date until the death of any Covered Life. The LBP may be continued after the death of any Covered Life if spousal continuation is elected.

Partial Surrender. A withdrawal of some, but not all of the Contract Value which sum may be subject to Contingent Deferred Sales Charges, if applicable.

Payment Base (PB). The basis for determining the Lifetime Benefit Payment and Rider Charge. Your PB is subject to a maximum of $5,000,000.

Threshold. The Threshold is equal to [4.5%] multiplied by the Payment Base. This amount is used to determine the change in the PB and DB following a Partial Surrender in any Contract Year that is before the youngest Covered Life’s Lifetime Income Eligibility Date.

Withdrawal Percentage (WP). The WP is the percentage used to determine Your LBP on or after the Lifetime Income Eligibility Date. The WP is based on the attained age of the youngest Covered Life as follows:
Attained Age    Withdrawal Percentage age band
[59 ½ -64    4.5%
65-69    5.0%
70-74    5.5%
75-79    6.0%
80-84    6.5%
85-89    7.0%
90 +    7.5%]
If the first Partial Surrender occurs before the Lifetime Income Eligibility Date and prior to completing the [fifth] year from the rider effective date, upon attainment of the Lifetime Income Eligibility Date, the WP is set at [4.5%]. Your WP may increase after attainment of the Lifetime Income Eligibility Date. The WP will reset if a new age band has been reached and there is an Automatic Increase in the PB due to market performance on a subsequent Contract Anniversary.

If the first Partial Surrender occurs on or after the Lifetime Income Eligibility Date and prior to completing the [fifth] year from the rider effective date, the WP will be set at the time of Your first Partial Surrender based on the attained age of the youngest Covered Life. Your WP may increase if a new age band has been reached and there is an Automatic Increase in the PB due to market performance on a subsequent Contract Anniversary.

If the first partial Surrender occurs after completing the [fifth] year from the rider effective date, whether prior to or after the Lifetime Income Eligibility Date, the WP will reset if a new age band has been reached on the birthday of the youngest Covered Life. The WP will increase regardless of any Automatic Increases in the PB on a subsequent Contract Anniversary.

I.	On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date:

a)	the PB equals Your initial Premium Payment plus any applicable Payment Enhancements; and

b)	the DB equals Your initial Premium Payment; and

c)	the Threshold, if applicable, is [4.5%] multiplied by the PB; or

d)	the LBP, if applicable, is the WP, based on the attained age of the youngest Covered Life, multiplied by the PB.

2.	If this rider is effective after the Contract Issue Date:

a)	the PB equals the Contract Value on the rider effective date; and

b)	the DB equals the Contract Value on the rider effective date, less Payment Enhancements, if applicable, received during the last [12] months prior to the rider effective date; and

c)	the Threshold, if applicable, is [4.5%] multiplied by the PB; or

d)	the LBP, if applicable, is the WP, based on the attained age of the youngest Covered Life, multiplied by the PB.

II.	At attained age 59½, 65, 70, 75, 80, 85 and 90 of the youngest Covered Life:

1.	If a Partial Surrender has been taken prior to completing the [fifth] year from the rider effective date, there is no change to the WP or the LBP.

2.	If a Partial Surrender has not been taken prior to completing the [fifth] year from the rider effective date:

a)	the WP will be set to the appropriate percentage based on the current attained age of the youngest Covered Life; and

b)	the LBP will be equal to the WP multiplied by the current PB as of the date the above specified ages are reached.

There is no change in the PB or DB because of these birthdays.

III.	When a Subsequent Premium Payment is made:

Our approval is required for any subsequent Premium Payment received after the first [12] months. Upon receipt of each subsequent Premium Payment:

1.	the PB will be increased by the amount of the subsequent Premium Payment and includes any applicable Payment Enhancements; and

2.	the DB will be increased by the amount of the subsequent Premium Payment; and

3.	the Threshold, if applicable, will be equal to [4.5%] multiplied by the PB immediately after the subsequent Premium Payment is received; or

4.	the LBP, if applicable, will be equal to the WP multiplied by the PB immediately after the subsequent Premium Payment is received.

5.	the WP will remain unchanged.

IV.	When a Partial Surrender is made:

Before the Lifetime Income Eligibility Date, the PB and the DB will be adjusted as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the PB and DB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the PB and DB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining PB and DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the PB and DB by applying a factor. The factor is as follows:

1 - (A/B) where:

A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

Before the Lifetime Income Eligibility Date, the Threshold will be determined as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, the Threshold will be equal to the Threshold immediately prior to the Partial Surrender.

2.
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Threshold, the Threshold will be reset to [4.5%] multiplied by the PB immediately after the Partial Surrender.

On or after the Lifetime Income Eligibility Date, the PB and the DB will be adjusted as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will:

a)	not reduce the PB; and

b)	reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, We will:

a)	not reduce the PB; and

b)	reduce the DB by the dollar amount of such Partial Surrender(s).

3.	For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will:

a)	not reduce the PB by the amount of the Partial Surrender that does not exceed the LBP; and

b)	reduce the DB by the dollar amount of the Partial Surrender that does not exceed the LBP.

For that portion of the Partial Surrender that exceeds the LBP, We will reduce the PB and the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the LBP, We will reduce the PB and the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

On or after the Lifetime Income Eligibility Date the LBP will be determined as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, the LBP will be equal to the LBP immediately prior to the Partial Surrender.

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, the LBP will be equal to the LBP immediately prior to the Partial Surrender.

3.
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the LBP and the RMD exception above does not apply, the LBP will be equal to the WP multiplied by PB immediately after the Partial Surrender.

4.
If the PB is equal to zero due to Partial Surrender(s), the LBP is equal to zero. Subject to Our approval, subsequent Premium Payments may be made to re-establish the PB and the LBP prior to the Annuity Commencement Date.

V.	On each Contract Anniversary:

On each Contract Anniversary up to and including the Contract Anniversary immediately following the Covered Life’s [90th] birthday, We will determine if an Automatic Increase in the PB is applicable. If an Automatic Increase is applicable due to market performance, the PB will be adjusted to the greater of the Contract Value prior to the
Rider Charge on Contract Anniversary or the then current PB.

If a Partial Surrender was taken prior to completing the [fifth] year from the rider effective date and there is an Automatic Increase at a Contract Anniversary due to market performance, the WP will increase if the youngest Covered Life has attained an age that falls within a new WP age band.

The Threshold, if applicable, will be equal to [4.5%] multiplied by the PB after the increase.

The LBP, if applicable, will be equal to the appropriate WP multiplied by the PB after the increase. No change in the DB occurs.

SPOUSAL CONTINUATION

In the event that the spousal continuation provision under the Contract is elected, We will increase the Contract Value to the DB value, if greater, as of the date We receive Due Proof of Death. The surviving spouse becomes the new Contract Owner and the new Covered Life on the effective date of the spousal continuation. The surviving spouse may continue the Contract and the features of this rider:

1.	We will continue this rider with respect to all benefits, at the current Rider Charge.

2.	The PB will be equal to the greater of Contract Value or PB on the effective date of spousal continuation.

3.	The DB will equal the Contract Value on the effective date of the spousal continuation.

4.	The LBP will be recalculated to equal the WP multiplied by the PB on the effective date of spousal continuation.

5.	The Threshold, if applicable, will be recalculated to equal [4.5%] multiplied by the PB on the effective date of spousal continuation.

6.
If there was a Partial Surrender since the rider effective date, the WP will remain at the current percentage. If there has not been a Partial Surrender since the rider effective date, the WP will be based on the attained age of the remaining Covered Life at the time of Spousal Continuation.

7.	The Contract Owner may not name a new Contract Owner on the Contract.

8.	The Contract Owner may name a new Beneficiary on the Contract.

9.	The rider will terminate upon the death of the surviving Covered Life.

COVERED LIFE CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the Covered Life will result in the recalculation of the benefits provided under this rider The following are the effects of a change in a Covered Life:

The rider will terminate if the age of the oldest Covered Life after the Covered Life change is greater than the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis. The DB thereafter will be the Contract Value.

The below options apply if the age of the oldest Covered Life after the Covered Life change is less than or equal to the issue age limitations of the rider in effect at the time of the Covered Life change . If the rider is no longer available for sale, We will determine the issue age limitations of the rider on a non-discriminatory basis.

1.
Covered Life changes in the first [6] months from the Contract Issue Date will have no impact on the DB or PB. However, the LBP, Threshold, if applicable, and WP will be recalculated based on the youngest Covered Life’s attained age on the date of the Covered Life change.

2.	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits as follows:

If You and Your Spouse are no longer married, for reasons other than death, then Covered Life Changes may occur as follows:

a)
If Partial Surrender(s) have not been made, You may remove Your former spouse as a Covered Life, and replace such spouse with Your new spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the PB and DB. The WP will be based on the youngest Covered Life.

b)
If Partial Surrender(s) have been made, then You may remove Your former spouse as a Covered Life. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the PB and DB. The WP will be based on the remaining Covered Life. Any additional Covered Life changes will follow the rules below.

If any other change causes a change in the Covered Life, then the following will automatically apply:

We will revoke the Lifetime Withdrawal Feature of this rider. We will continue this rider's DB feature only. The DB will be recalculated to the lesser of the Contract Value or DB on the effective date of the Covered Life change. The Rider Charge is assessed on the revocation date, and will no longer be assessed thereafter.

MINIMUM AMOUNT RULE

Prior to the Annuity Commencement Date, if on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum rule stated under Your Contract or one of Your LBPs, or if on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below an amount equal to the greater of the Contract minimum rule stated under Your Contract or one of Your LBPs, then:

1.
You must transfer Your remaining Contract Value to an asset allocation model, investment program, Sub- Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us for purposes of the minimum amount rule.

a)	One of the approved investment options, as described above, must be elected within [10] days from the date the minimum amount was reached.

b)	If We do not receive Your election within the above stated time frame, You will be deemed to have irrevocably authorized Us to move Your remaining Contract Value into the Money Market Sub- account.

c)
If You choose not to participate in one of the approved investment options, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules apply:

a)
You will receive Your then current LBP, which will be equal to Your LBP at the time Your Contract Value reduces below Our minimum amount rules then in effect, at the frequency of Your choice and acceptable to Us.

b)	Ongoing LBP payments will no longer reduce Your Contract Value.

c)
Ongoing LBP payments will continue to reduce the remaining DB on Your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the DB will be paid out as a lump sum settlement unless spousal continuation is available and elected.

d)	We will no longer accept subsequent Premium Payments.

e)	We will waive the Annual Maintenance Fee and Rider Charge on Your Contract.

f)	Automatic Increases will no longer apply.

After the transfer of the Contract Value due to the minimum amount rules above, if cumulative Partial Surrenders within a Contract Year are requested in excess of the LBP, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be terminated.

INVESTMENT RESTRICTIONS

We will limit, on the rider effective date, the Sub-Account(s) in which You may allocate Your Contract Value. We will require that You allocate Your Contract Value in accordance with any asset allocation models, investment programs, Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us.

We may change these asset allocation models, investment programs, Sub-Account(s), fund of funds Sub- Account(s), or other investment option(s) from time to time, on or after the rider effective date. Should We make this change any transfers required to reallocate the Contract Value will not be used in determining the number of transfers allowed during a Contract Year.

If the restrictions are violated, the Lifetime Withdrawal Feature of this rider will be revoked and a Rider Charge will be assessed. The Rider Charge will be prorated for the portion of the Contract Year the Lifetime Withdrawal Feature was active. The DB only will continue to apply.

AUTOMATIC INCREASE METHOD SWITCH

We reserve the right to offer You the one-time option to replace this rider with the then currently offered Lifetime Income Builder Selects (Joint/Spousal Life) rider upon terms and conditions to be specified at the time of offer, if any. The new rider version changes the basis for Automatic Increases and includes other conditions as more particularly described within.

REVOKING THE LIFETIME WITHDRAWAL FEATURE

This rider is irrevocable by You. We may revoke the Lifetime Withdrawal Feature of this rider as provided under the following provisions of this rider: Covered Life Change, assignment and Investment Restrictions. If We revoke the Lifetime Withdrawal Feature of this rider, it cannot be re-elected by You. We will continue this rider’s DB feature only.

The benefits under this rider cannot be directly or indirectly assigned, pledged or securitized in any way. Any such actions will invalidate this rider.

If the Lifetime Withdrawal Feature of this rider is revoked as described herein, We will reduce the DB for any Partial Surrender(s) after the date the rider was revoked, in proportion to the reduction in Contract Value due to such Partial Surrender(s).

On the date the Lifetime Withdrawal Feature of this rider is revoked, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter.

CONTRACT AGGREGATION

For purposes of determining the PB, Premium Payment and DB limits, We reserve the right to treat as one all deferred variable annuity Contracts issued by Us where You have elected any optional withdrawal benefit rider. If We elect to aggregate Contracts, We will change the period over which We measure Surrenders against future LBPs.

POST ISSUE ELECTION

If the rider effective date is after the Contract Issue Date, the period between the rider effective date and Your next Contract Anniversary will constitute a Contract Year.

ANNUITY COMMMENCEMENT DATE

At the Annuity Commencement Date, the Contract may be annuitized under Our standard annuitization rules or the payment of the LBP may continue under a Life with a Period Certain option. The duration of the Period Certain is equal to the DB, as defined under this rider, divided by the LBP. The Contract Value need not be below Our minimum amount rules at the ACD for the Owner(s) to select the Lifetime with a Period Certain option.

RIDER CHARGE

There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [1.50%]. The charge will be assessed on the PB and will be deducted on each Contract Anniversary on a prorated basis from the Sub-Account(s) and the Fixed Account, if the Fixed Account Rider is attached to Your Contract and is operative. If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.

If Your current Rider Charge is less than [1.50%] and the youngest Covered Life is less than age [81], We reserve the right to increase the charge at anytime after [12] months from the rider effective date up to the guaranteed maximum rate. The new charge will be effective on the Contract Anniversary immediately following the charge increase. If We increase the charge, You have the following options:

1.	Accept the Rider Charge increase and continue to receive the Automatic Increases at each Contract Anniversary, if applicable; or

2.
Decline the Rider Charge increase and no longer receive the Automatic Increases at each Contract Anniversary, if applicable. In addition, if You have taken a partial Surrender, You will no longer receive any increase in the WP. If You decline the Rider Charge increase, You will not be able to accept the charge increase at a later date.

In the case of a Full Surrender on any date other than the Contract Anniversary, We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the Surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date, after the date the Lifetime Withdrawal Feature of this rider is no longer effective or if Your Contract Value declines below Our minimum amount rule. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company
Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

THE HARTFORD’S LIFETIME INCOME BUILDER PORTFOLIOS RIDER
(Single Life)

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider provides a Lifetime Withdrawal Feature and a Guaranteed Minimum Death Benefit (DB).

The Lifetime Withdrawal Feature of this rider includes a Payment Base, Lifetime Benefit Payment and Withdrawal Percentage. The determination of these values and how they can change are described in the other sections of this rider.

This rider provides a Guaranteed Minimum Death Benefit that replaces the standard death benefit provided in the Contract. The determination of the DB and how it can change are described in the other sections of this rider.

DEFINITIONS

Terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Automatic Increase. A potential increase to Your Payment Base, due to market performance, at each Contract Anniversary up to and including the Contract Anniversary immediately following the Covered Life’s [90th] birthday.

Covered Life. Any Contract Owner, if a person or, if the Contract Owner is not a person, the Annuitant.

Guaranteed Minimum Death Benefit (DB). The minimum amount payable upon the death of any Contract Owner or Annuitant. If a death benefit is payable before the Annuity Commencement Date, such benefit will equal the greater of the Contract Value or Premium Payments adjusted for Partial Surrenders as of the date We receive Due Proof of Death.

Lifetime Benefit Payment (LBP). The LBP is equal to the applicable Withdrawal Percentage multiplied by the Payment Base. This amount is used to determine the change in the PB and DB following a Partial Surrender in any Contract Year that is on or after the oldest Covered Life’s Lifetime Income Eligibility Date.

Lifetime Income Eligibility Date. The attained age [59 ½] of the oldest Covered Life at which Lifetime Benefit Payments can begin.

Lifetime Withdrawal Feature. A series of Lifetime Benefit Payments payable in each Contract Year following the oldest Covered Life’s Lifetime Income Eligibility Date until the death of any Covered Life.

Partial Surrender. A withdrawal of some, but not all, of the Contract Value which sum may be subject to Contingent Deferred Sales Charges, if applicable.

Payment Base (PB). The basis for determining the Lifetime Benefit Payment and Rider Charge. Your PB is subject to a maximum of $5,000,000.

Threshold. Threshold is equal to [5.0%] multiplied by the Payment Base. This amount is used to determine the change in the PB and DB following a Partial Surrender in any Contract Year that is prior to the oldest Covered Life’s Lifetime Income Eligibility Date.

Withdrawal Percentage (WP). The WP is the percentage used to determine Your LBP on or after the Lifetime Income Eligibility Date. The WP is based on the attained age of the oldest Covered Life as follows:

Attained Age [591/2-64	Withdrawal Percentage age band 5.0%
65-69	5.5%
70-74	6.0%
75-79	6.5%
80-84	7.0%
85-89	7.5%
90 +	8.0%]
If the first Partial Surrender occurs before the Lifetime Income Eligibility Date and prior to completing the [fifth] year from the rider effective date, upon attainment of the Lifetime Income Eligibility Date, the WP is set at [5.0%]. Your WP may increase after attainment of the Lifetime Income Eligibility Date. The WP will reset if a new age band has been reached and there is an Automatic Increase in the PB due to market performance on a subsequent Contract Anniversary.

If the first Partial Surrender occurs on or after the Lifetime Income Eligibility Date and prior to completing the [fifth] year from the rider effective date, the WP will be set at the time of Your first Partial Surrender based on the attained age of the oldest Covered Life. Your WP may increase if a new age band has been reached and there is an Automatic Increase in the PB due to market performance on a subsequent Contract Anniversary.

If the first partial Surrender occurs after completing the [fifth] year from the rider effective date, whether prior to or after the Lifetime Income Eligibility Date, the WP will reset if a new age band has been reached on the birthday of the oldest Covered Life. The WP will increase regardless of any Automatic Increases in the PB on a subsequent Contract Anniversary.

I.	On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date:

a)	the PB equals Your initial Premium Payment plus any applicable Payment Enhancements; and

b)	the DB equals Your initial Premium Payment; and

c)	the Threshold, if applicable, is [5.0%] multiplied by the PB; or

d)	the LBP, if applicable, is the WP, based on the attained age of the oldest Covered Life, multiplied by the PB.

2.	If this rider is effective after the Contract Issue Date:

a)	the PB equals the Contract Value on the rider effective date; and

b)	the DB equals the Contract Value on the rider effective date, less Payment Enhancements, if applicable, received during the last [12] months prior to the rider effective date; and

c)	the Threshold, if applicable, is [5.0%] multiplied by the PB; or

d)	the LBP, if applicable, is the WP, based on the attained age of the oldest Covered Life, multiplied by the PB.

II.	At attained age 59 ½, 65 , 70 , 75, 80, 85 and 90 of the oldest Covered Life:

1.	If a Partial Surrender has been taken prior to completing the [fifth] year from the rider effective date, there is no change to the WP or the LBP.

2.	If a Partial Surrender has not been taken prior to completing the [fifth] year from the rider effective date:

a)	the WP will be set to the appropriate percentage based on the current attained age of the oldest Covered Life; and

b)	the LBP will be equal to the WP multiplied by the current PB as of the date the above specified ages are reached.

There is no change in the PB or DB because of these birthdays.

III.	When a Subsequent Premium Is Made:

Our approval is required for any subsequent Premium Payment received after the first [12] months. Upon receipt of each subsequent Premium Payment:

1.	the PB will be increased by the amount of the subsequent Premium Payment and includes any applicable Payment Enhancements; and

2.	the DB will be increased by the amount of the subsequent Premium Payment; and

3.	the Threshold, if applicable, will be equal to [5.0%] multiplied by the PB immediately after the subsequent Premium Payment is received; or

4.	the LBP, if applicable, will be equal to the WP multiplied by the PB immediately after the subsequent Premium Payment is received; and

5.	the WP will remain unchanged.

IV.	When a Partial Surrender is made:

Before the Lifetime Income Eligibility Date, the PB and the DB will be adjusted as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the PB and DB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the PB and DB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining PB and DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the PB and DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

Before the Lifetime Income Eligibility Date, the Threshold will be determined as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, the Threshold will be equal to the Threshold immediately prior to the Partial Surrender.

2.
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Threshold, the Threshold will be reset to [5.0%] multiplied by PB immediately after the Partial Surrender.

On or after the Lifetime Income Eligibility Date, the PB and the DB will be adjusted as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will:

a)	not reduce the PB; and

b)	reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, We will:

a)	not reduce the PB; and

b)	reduce the DB by the dollar amount of such Partial Surrender(s).

3.	For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will:

a)	not reduce the PB by the amount of the Partial Surrender that does not exceed the LBP; and

b)	reduce the DB by the dollar amount of the Partial Surrender that does not exceed the LBP.

For that portion of the Partial Surrender that exceeds the LBP, We will reduce the PB and the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:

A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the LBP, We will reduce the PB and the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

On or after the Lifetime Income Eligibility Date the LBP will be determined as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, the LBP will be equal to the LBP immediately prior to the Partial Surrender.

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, the LBP will be equal to the LBP immediately prior to the Partial Surrender.

3.
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the LBP and the RMD exception above does not apply, the LBP will be equal to the WP multiplied by PB immediately after the Partial Surrender.

4.
If the PB is equal to zero due to Partial Surrender(s), the LBP is equal to zero. Subject to Our approval, subsequent Premium Payments may be made to re-establish the PB and the LBP prior to the Annuity Commencement Date.

V.	On each Contract Anniversary:

On each Contract Anniversary up to and including the Contract Anniversary immediately following the Covered Life’s [90th] birthday, We will determine if an Automatic Increase in the PB is applicable. If an Automatic Increase is applicable due to market performance, the PB will be adjusted to the greater of the Contract Value prior to the Rider Charge on Contract Anniversary or the then current PB.

If a Partial Surrender was taken prior to completing the [fifth] year from the rider effective date and there is an Automatic Increase at a Contract Anniversary due to market performance, the WP will increase if the oldest Covered Life has attained an age that falls within a new WP age band.

The Threshold, if applicable, will be equal to the [5.0%] multiplied by the PB after the increase. The LBP, if applicable, will be equal to the PB after the increase multiplied by the appropriate WP. No change in the DB occurs.

SPOUSAL CONTINUATION

In the event that the spousal continuation provision under the Contract is elected, We will increase the Contract Value to the DB value, if greater, as of the date We receive Due Proof of Death. The surviving spouse becomes the new Contract Owner and the new Covered Life on the effective date of the spousal continuation. The following are the effects of a Covered Life change due to spousal continuation:

1.	If the Covered Life is less than age [81] at the time of the continuation, then either (a) or (b) will apply as follows:

a)
If the rider is not currently available for sale, We will revoke the Lifetime Withdrawal Feature of this rider. We will continue this rider’s DB feature only. The Rider Charge will no longer be assessed.

b)
If the rider is currently available for sale, We will continue the existing rider with respect to all rider benefit provisions at the Rider Charge that is currently being assessed for new sales of the rider. The PB and DB will be recalculated to equal the Contract Value on the effective date of the spousal continuation. The LBP, Threshold, if applicable, and WP will be recalculated based on the oldest Covered Life’s attained age on the effective date of the spousal continuation.

2.	If the Covered Life is greater than or equal to age [81] on the effective date of the spousal continuation, the rider will terminate. The DB thereafter equals the Contract Value.

COVERED LIFE CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the Covered Life will result in the recalculation of the benefits provided under this rider. The following are the effects of a change in a Covered Life:

The rider will terminate if the age of the oldest Covered Life after the Covered Life change is greater than the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis. The DB thereafter will be the Contract Value.

The below options apply if the age of the oldest Covered Life after the Covered Life change is less than or equal to the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis.

1.
Covered Life changes in the first [6] months from the Contract Issue Date will have no impact on the DB or PB. However, the LBP, Threshold, if applicable, and WP will be recalculated based on the oldest Covered Life’s attained age on the date of the Covered Life change.

2.	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits under either (a) or (b):

a)
If the rider is not currently available for sale, We will revoke the Lifetime Withdrawal Feature of this rider. We will continue this rider’s DB feature only. The DB will be recalculated to the lesser of the Contract Value or the DB on the effective date of the Covered Life change. The Rider Charge will be assessed on the revocation date, and will no longer be assessed thereafter; or

b)
If the rider is currently available for sale, We will continue the existing rider with respect to all rider benefit provisions at the Rider Charge that is currently being assessed for new sales of the rider. The PB will be recalculated to the lesser of the Contract Value or the PB on the effective date of the Covered Life change. The DB will be recalculated to the lesser of the Contract Value or the DB on the effective date of the Covered Life change. The LBP, Threshold, if applicable, and WP will be recalculated based on the oldest Covered Life’s attained age on the date of the Covered Life change.

MINIMUM AMOUNT RULE

Prior to the Annuity Commencement Date, if on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum rule stated under Your Contract or one of Your LBPs or if on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below an amount equal to the greater of the Contract minimum rule stated under Your Contract or one of Your LBPs, then:

1.
You must transfer Your remaining Contract Value to an asset allocation model, investment program, Sub- Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us for purposes of the minimum amount rule.

a)	One of the approved investment options, as described above, must be elected within [10] days from the date the minimum amount was reached.

b)	If We do not receive Your election within the above stated time frame, You will be deemed to have irrevocably authorized Us to move Your remaining Contract Value into the Money Market Sub-account.

c)
If You choose not to participate in one of the approved investment options, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive Your then current LBP, which will be equal to Your LBP at the time Your Contract Value reduces below Our minimum amount rules then in effect, at the frequency of Your choice and acceptable to Us.

b)	Ongoing LBP payments will no longer reduce Your Contract Value.

c)
Ongoing LBP payments will continue to reduce the remaining DB on Your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the DB will be paid out as a lump sum settlement.

d)	We will no longer accept subsequent Premium Payments.

e)	We will waive the Annual Maintenance Fee and Rider Charge on Your Contract.

f)	Automatic Increases on anniversary will no longer apply.

After the transfer of the Contract Value due to the minimum amount rules above, if cumulative Partial Surrenders within a Contract Year are requested in excess of the LBP, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be terminated.

INVESTMENT RESTRICTIONS

We will limit, on the rider effective date, the Sub-Account(s) in which You may allocate Your Contract Value. We will require that You allocate Your Contract Value in accordance with any asset allocation models, investment programs, Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us.

We may change these asset allocation models, investment programs, Sub-Account(s), fund of funds Sub- Account(s), or other investment option(s) from time to time, on or after the rider effective date. Should We make this change any transfers required to reallocate the Contract Value will not be used in determining the number of transfers allowed during a Contract Year.

If the restrictions are violated, the Lifetime Withdrawal Feature of this rider will be revoked and a Rider Charge will be assessed. The Rider Charge will be prorated for the portion of the Contract Year the Lifetime Withdrawal Feature was active. The DB only will continue to apply.

AUTOMATIC INCREASE METHOD SWITCH

We reserve the right to offer You the one-time option to replace this rider with the then currently offered Lifetime Income Builder Selects (Single Life) rider upon terms and conditions to be specified at the time of offer, if any. The new rider version changes the basis for Automatic Increases and includes other conditions as more particularly described within.

REVOKING THE LIFETIME WITHDRAWAL FEATURE

This rider is irrevocable by You. We may revoke the Lifetime Withdrawal Feature of this rider as provided under the following provisions of this rider: Spousal Continuation, Covered Life Change, assignment and Investment Restrictions. If We revoke the Lifetime Withdrawal Feature of this rider, it cannot be re-elected by You. We will continue this rider’s DB feature only.

The benefits under this rider cannot be directly or indirectly assigned, pledged or securitized in any way. Any such actions will invalidate this rider.

If the Lifetime Withdrawal Feature of this rider is revoked as described herein, We will reduce the DB for any Partial Surrender(s) after the date the rider was revoked, in proportion to the reduction in Contract Value due to such Partial Surrender(s).

On the date the Lifetime Withdrawal Feature of this rider is revoked, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter. If this rider is revoked under the Spousal Continuation provision, the Rider Charge will not be assessed on the date the rider is revoked.

CONTRACT AGGREGATION

For purposes of determining the PB, Premium Payment and DB limits, We reserve the right to treat as one all deferred variable annuity contracts issued by Us where You have elected any optional withdrawal benefit rider. If We elect to aggregate contracts, We will change the period over which We measure Surrenders against future LBPs.

POST ISSUE ELECTION

If the rider effective date is after the Contract Issue Date, the period between the rider effective date and Your next Contract Anniversary will constitute a Contract Year.

ANNUITY COMMENCEMENT DATE

At the Annuity Commencement Date, the Contract may be annuitized under Our standard annuitization rules or the payment of the LBP may continue under a Life with a Period Certain option. The duration of the Period Certain is equal to the DB, as defined under this rider, divided by the LBP. The Contract Value need not be below Our minimum amount rules at the ACD for the Owner(s) to select the Lifetime with a Period Certain option.

RIDER CHARGE

There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [1.50%]. The charge will be assessed on the PB and will be deducted on each Contract Anniversary on a prorated basis from the Sub-Account(s) and the Fixed Account, if the Fixed Account Rider is attached to Your Contract and is operative. If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.

If Your current Rider Charge is less than [1.50%] and the oldest Covered Life is less than age [81], We reserve the right to increase the charge at anytime after [12] months from the rider effective date up to the guaranteed maximum rate. The new charge will be effective on the Contract Anniversary immediately following the charge increase. If We increase the charge, You have the following options:

1.	Accept the Rider Charge increase and continue to receive the Automatic Increases at each Contract Anniversary, if applicable; or

2.
Decline the Rider Charge increase and no longer receive the Automatic Increases at each Contract Anniversary, if applicable. In addition, if You have taken a partial Surrender, You will no longer receive any increase in the WP. If You decline the Rider Charge increase, You will not be able to accept the charge increase at a later date.

In the case of a Full Surrender on any date other than the Contract Anniversary, We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the Surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date, after the date the Lifetime Withdrawal Feature of this rider is no longer effective or if Your Contract Value declines below Our minimum amount rule. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

THE HARTFORD’S LIFETIME INCOME BUILDER SELECTS RIDER
(Joint Life/Spousal)

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider provides a Lifetime Withdrawal Feature and a Guaranteed Minimum Death Benefit (DB).

The Lifetime Withdrawal Feature of this rider includes a Payment Base, Lifetime Benefit Payment and Withdrawal Percentage. The determination of these values and how they can change are described in the other sections of this rider.

This rider provides a Guaranteed Minimum Death Benefit that replaces the standard death benefit provided in the Contract. The determination of the DB and how it can change are described in the other sections of this rider.

DEFINITIONS

Terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Automatic Increase. A potential increase to Your Payment Base, due to market performance, at each Contract Anniversary up to and including the Contract Anniversary immediately following the Covered Life’s [90th] birthday.

Covered Life. The Contract Owner (provided the Contract Owner is a person) and the Contract Owner’s spouse (provided the spouse is a joint owner or Beneficiary who is eligible for spousal continuance). The Annuitant (provided the Contract Owner is not a person) and the Annuitant's spouse (provided the spouse is a Beneficiary who is eligible for spousal continuance).

Guaranteed Minimum Death Benefit (DB). The minimum amount payable upon the death of any Contract Owner or Annuitant. If a death benefit is payable before the Annuity Commencement Date, such benefit will equal the greater of the Contract Value or Premium Payment adjusted for Partial Surrenders as of the date We receive Due Proof of Death.

Lifetime Benefit Payment (LBP). The LBP is equal to the applicable Withdrawal Percentage multiplied by the greater of the Payment Base or Contract Value. This amount is used to determine the change in the PB and the DB following a Partial Surrender in any Contract Year that is on or after the youngest Covered Life’s Lifetime Income Eligibility Date.

Lifetime Income Eligibility Date. The attained age [59 ½] of the youngest Covered Life at which Lifetime Benefit Payments can begin.

Lifetime Withdrawal Feature. A series of Lifetime Benefit Payments payable in each Contract Year following the youngest Covered Life’s Lifetime Income Eligibility Date until the death of any Covered Life. The LBP may be continued after the death of any Covered Life if spousal continuation is elected.

Partial Surrender. A withdrawal of some, but not all, of the Contract Value which sum may be subject to Contingent Deferred Sales Charges, if applicable.

Payment Base (PB). The basis for determining the Lifetime Benefit Payment and Rider Charge. Your PB is subject to a maximum of $5,000,000.

Threshold. The Threshold is equal to [4.5%] multiplied by the greater of the Payment Base or Contract Value. This amount is used to determine the change in the PB and DB following a Partial Surrender in any Contract Year that is before the youngest Covered Life’s Lifetime Income Eligibility Date.

Withdrawal Percentage (WP). The WP is the percentage used to determine Your LBP on or after the Lifetime Income Eligibility Date. The WP is based on the attained age of the youngest Covered Life as follows:

Attained Age [591/2-64	Withdrawal Percentage age band 4.5%
65-69	5.0%
70-74	5.5%
75-79	6.0%
80-84	6.5%
85-89	7.0%
90 +	7.5%]
If the first Partial Surrender occurs before the Lifetime Income Eligibility Date and prior to completing the [fifth] year from the rider effective date, upon attainment of the Lifetime Income Eligibility Date, the WP is set at [4.5%]. Your WP may increase after attainment of the Lifetime Income Eligibility Date. The WP will reset if a new age band has been reached and there is an Automatic Increase in the PB due to market performance on a subsequent Contract Anniversary.

If the first Partial Surrender occurs on or after the Lifetime Income Eligibility Date and prior to completing the [fifth] year from the rider effective date, the WP will be set at the time of Your first Partial Surrender based on the attained age of the youngest Covered Life. Your WP may increase if a new age band has been reached and there is an Automatic Increase in the PB due to market performance on a subsequent Contract Anniversary.

If the first partial Surrender occurs after completing the [fifth] year from the rider effective date, whether prior to or after the Lifetime Income Eligibility Date, the WP will reset if a new age band has been reached on the birthday of the youngest Covered Life. The WP will increase regardless of any Automatic Increases in the PB on a subsequent Contract Anniversary.

I.	On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date:

a)	the PB equals Your initial Premium Payment plus any applicable Payment Enhancements; and

b)	the DB equals Your initial Premium Payment; and

c)	the Threshold, if applicable, is [4.5%] multiplied by the PB; or

d)	the LBP, if applicable, is the WP, based on the attained age of the youngest Covered Life, multiplied by the PB.

2.	If this rider is effective after the Contract Issue Date:

a)	the PB equals the Contract Value on the rider effective date; and

b)	the DB equals the Contract Value on the rider effective date, less Payment Enhancements, if applicable, received during the last [12] months prior to the rider effective date; and

c)	the Threshold, if applicable, is [4.5%] multiplied by the PB; or

d)	the LBP, if applicable, is the WP, based on the attained age of the youngest Covered Life, multiplied by the PB.

II.	At attained age 59½, 65, 70, 75, 80, 85 and 90 of the youngest Covered Life:

1.	If a Partial Surrender has been taken prior to completing the [fifth] year from the rider effective date, there is no change to the WP or the LBP.

2.	If a Partial Surrender has not been taken prior to completing the [fifth] year from the rider effective date:

a)	the WP will be set to the appropriate percentage based on the current attained age of the youngest Covered Life; and

b)	the LBP will be equal to the WP multiplied by the greater of current PB or the Contract Value as of the date the above specified ages are reached.

There is no change in the PB or DB because of these birthdays

III.	When a Subsequent Premium Payment is made:

Our approval is required for any subsequent Premium Payment received after the first [12] months. Upon receipt of each subsequent Premium Payment:

1.	the PB will be increased by the amount of the subsequent Premium Payment and includes any applicable Payment Enhancements; and

2.	the DB will be increased by the amount of the subsequent Premium Payment; and

3.	the Threshold, if applicable, will be equal to [4.5%] multiplied by the greater of the current PB or Contract Value immediately after the subsequent Premium Payment is received.

4.	the LBP, if applicable, will be equal to the WP multiplied by the greater of the current PB or Contract Value immediately after the subsequent Premium Payment is received.

5.	the WP will remain unchanged.

IV.	When a Partial Surrender is made:

Before the Lifetime Income Eligibility Date, the PB and the DB will be adjusted as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the PB and DB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the PB and DB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining PB and DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the PB and DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

Before the Lifetime Income Eligibility Date, the Threshold will be determined as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, the Threshold will be equal to the Threshold immediately prior to the Partial Surrender.

2.
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Threshold, the Threshold will be reset to [4.5%] multiplied by the greater of the PB or Contract Value immediately after the Partial Surrender.

On or after the Lifetime Income Eligibility Date, the PB and the DB will be adjusted as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will:

a)	not reduce the PB; and

b)	reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, We will:

a)	not reduce the PB; and

b)	reduce the DB by the dollar amount of such Partial Surrender(s).

3.	For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will:

a)	not reduce the PB by the amount of the Partial Surrender that does not exceed the LBP; and

b)	reduce the DB by the dollar amount of the Partial Surrender that does not exceed the LBP.

For that portion of the Partial Surrender that exceeds the LBP, We will reduce the PB and the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the LBP, We will reduce the PB and the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.
On or after the Lifetime Income Eligibility Date the LBP will be determined as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, the LBP will be equal to the LBP immediately prior to the Partial Surrender.

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, the LBP will be equal to the LBP immediately prior to the Partial Surrender.

3.
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the LBP and the RMD exception above does not apply, the LBP will be equal to the WP multiplied by the greater of PB or the Contract Value immediately after the Partial Surrender.

4.
If the PB is equal to zero due to Partial Surrender(s), the LBP is equal to zero. Subject to Our approval, subsequent Premium Payments may be made to re-establish the PB and the LBP prior to the Annuity Commencement Date.

V.	On each Contract Anniversary:
On each Contract Anniversary up to and including the Contract Anniversary immediately following the Covered Life’s [90th] birthday, We will determine if an Automatic Increase in the PB is applicable. If an Automatic Increase is applicable due to market performance, the PB will be adjusted by an amount not less than zero and not to exceed [10%], as determined by the following factor:
(Contract Value prior to Rider Charge taken on Contract Anniversary divided by the Payment Base) - 1

If a Partial Surrender was taken prior to completing the [fifth] year from the rider effective date and there is an Automatic Increase at a Contract Anniversary due to market performance, the WP will increase if the youngest Covered Life has attained an age that falls within a new WP age band.

The Threshold, if applicable, will be equal to [4.5%] multiplied by the greater of the PB after the increase and the Contract Value.

The LBP, if applicable, is equal to the appropriate WP multiplied by the greater of the PB after the increase and the Contract Value.

No change in the DB occurs.

SPOUSAL CONTINUATION
In the event that the spousal continuation provision under the Contract is elected, We will increase the Contract Value to the DB value, if greater, as of the date We receive Due Proof of Death. The surviving spouse becomes the new Contract Owner and the new Covered Life on the effective date of the spousal continuation. The surviving spouse may continue the Contract and the features of this rider:

1.	We will continue this rider with respect to all benefits, at the current Rider Charge.

2.	The PB will be equal to the greater of Contract Value or PB on the effective date of spousal continuation.

3.	The DB will equal the Contract Value on the effective date of the spousal continuation.

4.	The LBP will be recalculated to equal the WP multiplied by the PB on the effective date of spousal continuation.

5.	The Threshold, if applicable, will be recalculated to equal the [4.5%] multiplied by the PB on the effective date of spousal continuation.

6.
If there was a Partial Surrender since the rider effective date, the WP will remain at the current percentage. If there has not been a Partial Surrender since the rider effective date, the WP will be based on the attained age of the remaining Covered Life at the time of spousal continuation.

7.	The Contract Owner may not name a new Contract Owner on the Contract.

8.	The Contract Owner may name a new Beneficiary on the Contract.

9.	The rider will terminate upon the death of the surviving Covered Life.

COVERED LIFE CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the Covered Life will result in the recalculation of the benefits provided under this rider. The following are the effects of a change in a Covered Life:

The rider will terminate if the age of the oldest Covered Life after the Covered Life change is greater than the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis. The DB thereafter will be the Contract Value.

The below options apply if the age of the oldest Covered Life after the Covered Life change is less than or equal to the issue age limitations of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitations of the rider on a non-discriminatory basis.

1.
Covered Life changes in the first [6] months from the Contract Issue Date will have no impact on the DB or PB. However, the LBP, Threshold, if applicable, and WP will be recalculated based on the youngest Covered Life’s attained age on the date of the Covered Life change.

2.	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits as follows:

If You and Your Spouse are no longer married, for reasons other than death, then Covered Life Changes may occur as follows:

a)
If Partial Surrender(s) have not been made, You may remove Your former spouse as a Covered Life, and replace such spouse with Your new spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the PB and DB. The WP will be based on the youngest Covered Life.

b)
If Partial Surrender(s) have been made, then You may remove Your former spouse as a Covered Life. Upon making this change, the Covered Life will be reset as of the date of such change, and there will be no impact to the PB and DB. The WP will be based on the remaining Covered Life. Any additional Covered Life changes will follow the rules below.

If any other change causes a change in the Covered Life, then the following will automatically apply:

We will revoke the Lifetime Withdrawal Feature of this rider. We will continue this rider's DB feature only. The DB will be recalculated to the lesser of the Contract Value or DB on the effective date of the Covered Life change. The Rider Charge is assessed on the revocation date, and will no longer be assessed thereafter.

MINIMUM AMOUNT RULE

Prior to the Annuity Commencement Date, if on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum rule stated under Your Contract or one of Your LBPs, or if on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below an amount equal to the greater of the Contract minimum rule stated under Your Contract or one of Your LBPs, then:

1.
You must transfer Your remaining Contract Value to an asset allocation model, investment program, a Sub-Account(s), a fund of funds Sub-Account(s), or other investment option(s) approved by Us for purposes of the minimum amount rule.

a)	One of the approved investment options, as described above, must be elected within [10] days from the date the minimum amount was reached.

b)	If We do not receive Your election within the above stated time frame, You will be deemed to have irrevocably authorized Us to move Your remaining Contract Value into the Money Market Sub- account.

c)
If You choose not to participate in one of the approved investment options, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules apply:

a)
You will receive Your then current LBP, which will be equal to Your LBP at the time Your Contract Value reduces below Our minimum amount rules then in effect, at the frequency of Your choice and acceptable to Us.

b)	Ongoing LBP payments will no longer reduce Your Contract Value.

c)	Ongoing LBP payments will continue to reduce the remaining DB on Your Contract. At the death of any Owner,

Joint Owner or Annuitant, the greater of the Contract Value or the DB will be paid out as a lump sum settlement unless spousal continuation is available and elected.

d)	We will no longer accept subsequent Premium Payments.

e)	We will waive the Annual Maintenance Fee and Rider Charge on Your Contract.

f)	Automatic Increases will no longer apply.

After the transfer of the Contract Value due to the minimum amount rules above, if cumulative Partial Surrenders within a Contract Year are requested in excess of the LBP, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

INVESTMENT RESTRICTIONS
We may limit, at anytime on or after the rider effective date, the Sub-Account(s) in which You may allocate Your Contract Value. We may require that You allocate Your Contract Value in accordance with any asset allocation models, investment programs, Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) that We direct You follow from time to time, on or after the rider effective date. We may change these asset allocation models, investment programs, Sub-Account(s), fund of fund Sub-Account(s), or other investment option(s) from time to time, on or after the rider effective date.

Should We prohibit investment in any Sub-Account(s) or require You to allocate Your Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s), any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year.

If the restrictions are violated, the Lifetime Withdrawal Feature of this rider will be revoked and a Rider Charge will be assessed. The Rider Charge will be prorated for the portion of the Contract Year the Lifetime Withdrawal Feature was active. The DB only will continue to apply.

AUTOMATIC INCREASE METHOD SWITCH
We reserve the right to offer You the one-time option to replace this rider with the then currently offered Lifetime Income Builder Portfolios (Joint/Spousal Life) rider upon terms and conditions to be specified at the time of offer, if any. The new rider version changes the basis for Automatic Increases and includes other conditions as more particularly described within.

REVOKING THE LIFETIME WITHDRAWAL FEATURE
This rider is irrevocable by You. We may revoke the Lifetime Withdrawal Feature of this rider as provided under the following provisions of this rider: Covered Life Change, assignment and Investment Restrictions. If We revoke the Lifetime Withdrawal Feature of this rider, it cannot be re-elected by You. We will continue this rider’s DB feature only.

The benefits under this rider cannot be directly or indirectly assigned, pledged or securitized in any way. Any such actions will invalidate this rider.

If the Lifetime Withdrawal Feature of this rider is revoked as described herein, We will reduce the DB for any Partial Surrender(s) after the date the rider was revoked, in proportion to the reduction in Contract Value due to such Partial Surrender(s).

On the date the Lifetime Withdrawal Feature of this rider is revoked, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter.

CONTRACT AGGREGATION
For purposes of determining the PB, Premium Payment and DB limits, We reserve the right to treat as one all deferred variable annuity Contracts issued by Us where You have elected any optional withdrawal benefit rider. If We elect to aggregate Contracts, We will change the period over which We measure Surrenders against future LBPs.

POST ISSUE ELECTION

If the rider effective date is after the Contract Issue Date, the period between the rider effective date and Your next Contract Anniversary will constitute a Contract Year.

ANNUITY COMMMENCEMENT DATE

At the Annuity Commencement Date, the Contract may be annuitized under Our standard annuitization rules or the payment of the LBP may continue under a Life with a Period Certain option. The duration of the Period Certain is equal to the DB, as defined under this rider, divided by the LBP. The Contract Value need not be below Our minimum amount rules at the ACD for the Owner(s) to select the Lifetime with a Period Certain option.

RIDER CHARGE
There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [1.50%]. The charge will be assessed on the PB and will be deducted on each Contract Anniversary on a prorated basis from the Sub-Account(s) and the Fixed Account, if the Fixed Account Rider is attached to Your Contract and is operative. If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.

If Your current Rider Charge is less than [1.50%] and the youngest Covered Life is less than age [81], We reserve the right to increase the charge at anytime after [12] months from the rider effective date up to the guaranteed maximum rate. The new charge will be effective on the Contract Anniversary immediately following the charge increase. If We increase the charge, You have the following options:

1.	Accept the Rider Charge increase and continue to receive the Automatic Increases at each Contract Anniversary, if applicable; or

2.
Decline the Rider Charge increase and no longer receive the Automatic Increases at each Contract Anniversary, if applicable. In addition, if You have taken a partial Surrender, You will no longer receive any increase in the WP. If You decline the Rider Charge increase, You will not be able to accept the charge increase at a later date.

We may offer a lower rate if You agree to participate in any asset allocation models, investment program, Sub- Account(s), fund of funds Sub-Account(s), or other investment vehicle approved by Us.

In the case of a Full Surrender on any date other than the Contract Anniversary, We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the Surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date, after the date the Lifetime Withdrawal Feature of this rider is no longer effective or if Your Contract Value declines below Our minimum amount rule. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company

Hartford Life Insurance Company 200 Hopmeadow Street
Simsbury, CT 06089

THE HARTFORD’S LIFETIME INCOME BUILDER SELECTS RIDER
(Single Life)

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider provides a Lifetime Withdrawal Feature and a Guaranteed Minimum Death Benefit (DB).

The Lifetime Withdrawal Feature of this rider includes a Payment Base, Lifetime Benefit Payment and Withdrawal Percentage. The determination of these values and how they can change are described in the other sections of this rider.

This rider provides a Guaranteed Minimum Death Benefit that replaces the standard death benefit provided in the Contract. The determination of the DB and how it can change are described in the other sections of this rider.

DEFINITIONS
Terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Automatic Increase. A potential increase to Your Payment Base, due to market performance, at each Contract Anniversary up to and including the Contract Anniversary immediately following the Covered Life’s [90th] birthday.

Covered Life. Any Contract Owner, if a person or, if the Contract Owner is not a person, the Annuitant.
Guaranteed Minimum Death Benefit (DB). The minimum amount payable upon the death of any Contract Owner or Annuitant. If a death benefit is payable before the Annuity Commencement Date, such benefit will equal the greater of the Contract Value or Premium Payments adjusted for Partial Surrenders as of the date We receive Due Proof of Death.

Lifetime Benefit Payment (LBP). The LBP is equal to the applicable Withdrawal Percentage multiplied by the greater of the Payment Base or Contract Value. This amount is used to determine the change in the PB and DB following a Partial Surrender in any Contract Year that is on or after the oldest Covered Life’s Lifetime Income Eligibility Date.

Lifetime Income Eligibility Date. The attained age [59 ½] of the oldest Covered Life at which Lifetime Benefit Payments can begin.

Lifetime Withdrawal Feature. A series of Lifetime Benefit Payments payable in each Contract Year following the oldest Covered Life’s Lifetime Income Eligibility Date until the death of any Covered Life.

Partial Surrender. A withdrawal of some, but not all, of the Contract Value which sum may be subject to Contingent Deferred Sales Charges, if applicable.
Payment Base (PB). The basis for determining the Lifetime Benefit Payment and Rider Charge. Your PB is subject to a maximum of $5,000,000.

Threshold. The Threshold is equal to [5.0%] multiplied by the greater of the Payment Base or Contract Value.
This amount is used to determine the change in the PB and DB following a Partial Surrender in any Contract Year that is before the oldest Covered Life’s Lifetime Income Eligibility Date.

Withdrawal Percentage (WP). The WP is the percentage used to determine Your LBP on or after the Lifetime Income Eligibility Date. It is based on the attained age of the oldest Covered Life as follows:

Attained Age [591/2-64	Withdrawal Percentage age band 5.0%
65-69	5.5%
70-74	6.0%
75-79	6.5%
80-84	7.0%
85-89	7.5%
90 +	8.0%]
If the first Partial Surrender occurs before the Lifetime Income Eligibility Date and prior to completing the [fifth] year from the rider effective date, upon attainment of the Lifetime Income Eligibility Date, the WP is set at [5.0%]. Your WP may increase after attainment of the Lifetime Income Eligibility Date. The WP will reset if a new age band has been reached and there is an Automatic Increase in the PB due to market performance on a subsequent Contract Anniversary.

If the first Partial Surrender occurs on or after the Lifetime Income Eligibility Date and prior to completing the [fifth] year from the rider effective date, the WP will be set at the time of Your first Partial Surrender based on the attained age of the oldest Covered Life. Your WP may increase if a new age band has been reached and there is an Automatic Increase in the PB due to market performance on a subsequent Contract Anniversary.

If the first partial Surrender occurs after completing the [fifth] year from the rider effective date, whether prior to or after the Lifetime Income Eligibility Date, the WP will reset if a new age band has been reached on the birthday of the oldest Covered Life. The WP will increase regardless of any Automatic Increases in the PB on a subsequent Contract Anniversary.

I.	On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date:

a)	the PB equals Your initial Premium Payment plus any applicable Payment Enhancements; and

b)	the DB equals Your initial Premium Payment; and

c)	the Threshold, if applicable, is [5.0%] multiplied by the PB; or

d)	the LBP, if applicable, is the WP, based on the attained age of the oldest Covered Life, multiplied by the PB.

2.	If this rider is effective after the Contract Issue Date:

a)	the PB equals the Contract Value on the rider effective date; and

b)	the DB equals the Contract Value on the rider effective date, less Payment Enhancements, if applicable, received during the last [12] months prior to the rider effective date; and

c)	the Threshold, if applicable, is [5.0%] multiplied by the PB; or

d)	the LBP, if applicable, is the WP, based on the attained age of the oldest Covered Life, multiplied by the PB.

II.	At attained age 59½, 65 , 70 , 75, 80, 85 and 90 of the oldest Covered Life:

1.	If a Partial Surrender has been taken prior to completing the [fifth] year from the rider effective date, there is no change to the WP or the LBP.

2.	If a Partial Surrender has not been taken prior to completing the [fifth] year from the rider effective date:

a)	the WP will be set to the appropriate percentage based on the current attained age of the oldest Covered Life; and

b)	the LBP will be equal to the WP multiplied by the greater of current PB or the Contract Value as of the date the above specified ages are reached.

There is no change in the PB or DB because of these birthdays.

III.	When a Subsequent Premium Is Made:

Our approval is required for any subsequent Premium Payment received after the first [12] months. Upon receipt of each subsequent Premium Payment:

1.	the PB will be increased by the amount of the subsequent Premium Payment and includes any applicable Payment Enhancements; and

2.	the DB will be increased by the amount of the subsequent Premium Payment; and

3.	the Threshold, if applicable, will be equal to [5.0%] multiplied by the greater of the current PB or Contract Value immediately after the subsequent Premium Payment is received.

4.	the LBP, if applicable, will be equal to the WP multiplied by the greater of the current PB or Contract Value immediately after the subsequent Premium Payment is received.

5.	the WP will remain unchanged.

IV.	When a Partial Surrender is made:
Before the Lifetime Income Eligibility Date, the PB and the DB will be adjusted as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the PB and DB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the PB and DB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining PB and DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the PB and DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

Before the Lifetime Income Eligibility Date the Threshold will be determined as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, the Threshold will be equal to the Threshold immediately prior to the Partial Surrender.

2.
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the Threshold, the Threshold will be reset to [5.0%] multiplied by the greater of the PB or Contract Value immediately after the Partial Surrender.

On or after the Lifetime Income Eligibility Date, the PB and the DB will be adjusted as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will:

a)	not reduce the PB; and

b)	reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, We will:

a)	not reduce the PB; and

b)	reduce the DB by the dollar amount of such Partial Surrender(s).

3.	For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will:

a)	not reduce the PB by the amount of the Partial Surrender that does not exceed the LBP; and

b)	reduce the DB by the dollar amount of the Partial Surrender that does not exceed the LBP.

For that portion of the Partial Surrender that exceeds the LBP, We will reduce the PB and the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.
For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the LBP, We will reduce the PB and the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

On or after the Lifetime Income Eligibility Date, the LBP will be determined as follows:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, the LBP will be equal to the LBP immediately prior to the Partial Surrender.

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) requirements imposed by federal law, the LBP will be equal to the LBP immediately prior to the Partial Surrender.

3.
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the LBP and the RMD exception above does not apply, the LBP will be equal to the WP multiplied by the greater of PB or the Contract Value immediately after the Partial Surrender.

4.
If the PB is equal to zero due to Partial Surrender(s), the LBP is equal to zero. Subject to Our approval, subsequent Premium Payments may be made to re-establish the PB and the LBP prior to the Annuity Commencement Date.

V.	On each Contract Anniversary:
On each Contract Anniversary up to and including the Contract Anniversary immediately following the Covered Life’s [90th] birthday, We will determine if an Automatic Increase in the PB is applicable. If an Automatic Increase is applicable due to market performance, the PB will be adjusted by an amount not less than zero and not to exceed [10%], as determined by the following factor:

(Contract Value prior to Rider Charge taken on Contract Anniversary divided by the Payment Base) - 1

If a Partial Surrender was taken prior to completing the [fifth] year from the rider effective date and there is an Automatic Increase at a Contract Anniversary due to market performance, the WP will increase if the oldest Covered Life has attained an age that falls within a new WP age band.

The Threshold, if applicable, will be equal to [5.0%] multiplied by the greater of the PB after the increase and the Contract Value.

The LBP, if applicable, will be equal to the appropriate WP multiplied by the greater of the PB after the increase and the Contract Value.

No change in the DB occurs.

SPOUSAL CONTINUATION
In the event that the spousal continuation provision under the Contract is elected, We will increase the Contract Value to the DB value, if greater, as of the date We receive Due Proof of Death. The surviving spouse becomes the new Contract Owner and the new Covered Life on the effective date of the spousal continuation. The following are the effects of a Covered Life change due to spousal continuation:

1.	If the Covered Life is less than age [81] at the time of the continuation, then either (a) or (b) will apply as follows:

a)
If the rider is not currently available for sale, We will revoke the Lifetime Withdrawal Feature of this rider. We will continue this rider’s DB feature only. The Rider Charge will no longer be assessed.

b)
If the rider is currently available for sale, We will continue the existing rider with respect to all rider benefit provisions at the Rider Charge that is currently being assessed for new sales of the rider. The PB and DB will be recalculated to equal the Contract Value on the effective date of the spousal continuation. The LBP, Threshold, if applicable, and WP will be recalculated based on the oldest Covered Life’s attained age on the effective date of the spousal continuation.

2.	If the Covered Life is greater than or equal to age [81] on the effective date of the spousal continuation, the rider will terminate. The DB thereafter equals the Contract Value.

COVERED LIFE CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the Covered Life will result in the recalculation of the benefits provided under this rider. The following are the effects of a change in a Covered Life:

The rider will terminate if the age of the oldest Covered Life after the Covered Life change is greater than the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis. The DB thereafter will be the Contract Value.

The below options apply if the age of the oldest Covered Life after the Covered Life change is less than or equal to the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis.

1.
Covered Life changes in the first [6] months from the Contract Issue Date will have no impact on the DB or PB. However, the LBP, Threshold, if applicable, and WP will be recalculated based on the oldest Covered Life’s attained age on the date of the Covered Life change.

2.	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits under either (a) or (b):

a)
If the rider is not currently available for sale, We will revoke the Lifetime Withdrawal Feature of this rider. We will continue this rider’s DB feature only. The DB will be recalculated to the lesser of the Contract Value or the DB on the effective date of the Covered Life change. The Rider Charge will be assessed on the revocation date, and will no longer be assessed thereafter; or

b)
If the rider is currently available for sale, We will continue the existing rider with respect to all rider benefit provisions at the Rider Charge that is currently being assessed for new sales of the rider. The PB will be recalculated to the lesser of the Contract Value or the PB on the effective date of the Covered Life change. The DB will be recalculated to the lesser of the Contract Value or the DB on the effective date of the Covered Life change. The LBP, Threshold, if applicable, and WP will be recalculated based on the oldest Covered Life’s attained age on the date of the Covered Life change.

MINIMUM AMOUNT RULE
Prior to the Annuity Commencement Date, if on any Contract Anniversary Your Contract Value, due to investment performance, is reduced below an amount equal to the greater of the Contract minimum rule stated under Your Contract or one of Your LBPs, or if on any Valuation Day, as a result of a Partial Surrender, Your Contract Value is reduced below an amount equal to the greater of the Contract minimum rule stated under Your Contract or one of Your LBPs, then:

1.
You must transfer Your remaining Contract Value to an asset allocation model, investment program, a Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us for purposes of the minimum amount rule.

a)	One of the approved investment options, as described above, must be elected within [10] days from the date the minimum amount was reached.

b)	If We do not receive Your election within the above stated time frame, You will be deemed to have irrevocably authorized Us to move Your remaining Contract Value into the Money Market Sub-account.

c)
If You choose not to participate in one of the approved investment options, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be fully terminated.

2.	Once the Contract Value is transferred to an approved investment option, the following rules will apply:

a)
You will receive Your then current LBP, which will be equal to Your LBP at the time Your Contract Value reduces below Our minimum amount rules then in effect, at the frequency of Your choice and acceptable to Us.

b)	Ongoing LBP payments will no longer reduce Your Contract Value.

c)
Ongoing LBP payments will continue to reduce the remaining DB on Your Contract. At the death of any Owner, Joint Owner or Annuitant, the greater of the Contract Value or the DB will be paid out as a lump sum settlement.

d)	We will no longer accept subsequent Premium Payments.

e)	We will waive the Annual Maintenance Fee and Rider Charge on Your Contract.

f)	Automatic Increases on anniversary will no longer apply.

After the transfer of the Contract Value due to the minimum amount rules above, if cumulative Partial Surrenders within a Contract Year are requested in excess of the LBP, then We will automatically liquidate Your remaining Contract Value. Any applicable Contingent Deferred Sales Charge will be assessed and the Contract will be terminated.

INVESTMENT RESTRICTIONS

We may limit, at anytime on or after the rider effective date, the Sub-Account(s) in which You may allocate Your Contract Value. We may require that You allocate Your Contract Value in accordance with any asset allocation models, investment programs, Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s) that We direct You follow from time to time, on or after the rider effective date. We may change these asset allocation models, investment programs, Sub-Account(s), fund of fund Sub-Account(s), or other investment option(s) from time to time, on or after the rider effective date.

Should We prohibit investment in any Sub-Account(s) or require You to allocate Your Contract Value to an asset allocation model, investment program, Sub-Account(s), fund of funds Sub-Account(s), or other investment option(s), any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year.

If the restrictions are violated, the Lifetime Withdrawal Feature of this rider will be revoked and a Rider Charge will be assessed. The Rider Charge will be prorated for the portion of the Contract Year the Lifetime Withdrawal Feature was active. The DB only will continue to apply.

AUTOMATIC INCREASE METHOD SWITCH

We reserve the right to offer You the one-time option to replace this rider with the then currently offered Lifetime Income Builder Portfolios (Single Life) rider upon terms and conditions to be specified at the time of offer, if any. The new rider version changes the basis for Automatic Increases and includes other conditions as more particularly described within.

REVOKING THE LIFETIME WITHDRAWAL FEATURE

This rider is irrevocable by You. We may revoke the Lifetime Withdrawal Feature of this rider as provided under the following provisions of this rider: Spousal Continuation, Covered Life Change, assignment and Investment Restrictions. If We revoke the Lifetime Withdrawal Feature of this rider, it cannot be re-elected by You. We will continue this rider’s DB feature only.

The benefits under this rider cannot be directly or indirectly assigned, pledged or securitized in any way. Any such actions will invalidate this rider.

If the Lifetime Withdrawal Feature of this rider is revoked as described herein, We will reduce the DB for any Partial Surrender(s) after the date the Rider was revoked, in proportion to the reduction in Contract Value due to such Partial Surrender(s).

On the date the Lifetime Withdrawal Feature of this rider is revoked, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter. If this rider is revoked under the Spousal Continuation provision, the Rider Charge will not be assessed on the date the rider is revoked.

CONTRACT AGGREGATION

For purposes of determining the PB, Premium Payment and DB limits, We reserve the right to treat as one all deferred variable annuity Contracts issued by Us where You have elected any optional withdrawal benefit rider. If We elect to aggregate Contracts, We will change the period over which We measure Surrenders against future LBPs.

POST ISSUE ELECTION

If the rider effective date is after the Contract Issue Date, the period between the rider effective date and Your next Contract Anniversary will constitute a Contract Year.

ANNUITY COMMMENCEMENT DATE

At the Annuity Commencement Date, the Contract may be annuitized under Our standard annuitization rules or the payment of the LBP may continue under a Life with a Period Certain option. The duration of the Period Certain is equal to the DB, as defined under this rider, divided by the LBP. The Contract Value need not be below Our minimum amount rules at the ACD for the Owner(s) to select the Lifetime with a Period Certain option.

RIDER CHARGE
There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [1.50%]. The charge will be assessed on the PB and will be deducted on each Contract Anniversary on a prorated basis from the Sub-Account(s) and the Fixed Account, if the Fixed Account Rider is attached to Your Contract and is operative. If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute the first Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.
If Your current Rider Charge is less than [1.50%] and the oldest Covered Life is less than age [81], We reserve the right to increase the charge at anytime after [12] months from the rider effective date up to the guaranteed maximum rate. The new charge will be effective on the Contract Anniversary immediately following the charge increase. If We increase the charge, You have the following options:

1.	Accept the Rider Charge increase and continue to receive the Automatic Increases at each Contract Anniversary, if applicable; or

2.
Decline the Rider Charge increase and no longer receive the Automatic Increases at each Contract Anniversary, if applicable. In addition, if You have taken a partial Surrender, You will no longer receive any increase in the WP. If You decline the Rider Charge increase, You will not be able to accept the charge increase at a later date.

We may offer a lower rate if You agree to participate in any asset allocation models, investment program, Sub- Account(s), fund of funds Sub-Account(s), or other investment option(s) approved by Us.

In the case of a Full Surrender on any date other than the Contract Anniversary, We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the Surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date, after the date the Lifetime Withdrawal Feature of this rider is no longer effective or if Your Contract Value declines below Our minimum amount rule. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company

LIFETIME INCOME FOUNDATION RIDER
(Joint Life/Spousal)

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider provides a guaranteed Lifetime Benefit Payment (LBP) and a Guaranteed Minimum Death Benefit (DB).

DEFINITIONS

Terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Covered Life. The Contract Owner (provided the Contract Owner is a person) and the Contract Owner’s spouse (provided the spouse is a joint owner or Beneficiary who is eligible for spousal continuance). The Annuitant (provided the Contract Owner is not a person) and the Annuitant's spouse (provided the spouse is a Beneficiary who is eligible for spousal continuance).

Eligible Withdrawal Year. A Contract Year in which You are eligible to withdraw the Lifetime Benefit Payment. Every Contract Year that begins after the youngest Covered Life’s [60th] birthday is an Eligible Withdrawal Year.

Guaranteed Minimum Death Benefit (DB). The minimum amount payable upon the death of any Contract Owner or Annuitant.

Lifetime Benefit Payment (LBP). The maximum guaranteed withdrawal available during any Eligible Withdrawal Year until the death of any Covered Life or until the withdrawal feature is revoked, as described in this rider. The LBP may be continued after the death of any Covered Life if spousal continuation is elected.

Partial Surrender. A withdrawal of a portion of the Contract Value including Contingent Deferred Sales Charges, if applicable.

Payment Base (PB). The basis for determining the Lifetime Benefit Payment and Rider Charge.

Threshold. An amount used to determine the change in the PB following a Partial Surrender in any Contract Year that is not an Eligible Withdrawal Year. Such amount is [4.5%] multiplied by the greater of the PB or the sum of Contract Value on the most recent Contract Anniversary plus subsequent Premium Payments made after the most recent Contract Anniversary.

Withdrawal Percentage (WP). The WP is the percentage used to determine Your LBP during any Eligible Withdrawal Year. It is based on the attained age of the youngest Covered Life as follows: If the first withdrawal after the rider effective date occurs during an Eligible Withdrawal Year, Your WP is based on the youngest Covered Life’s attained age on the prior Contract Anniversary (or, if such withdrawal occurs in the first Contract Year, on the Contract Issue Date), but in no case earlier than the rider effective date. If the first withdrawal after the rider effective date occurs during a non-Eligible Withdrawal Year, Your WP will be set at [4.5%].

HL-VA06ABJ    Page 1 of 8    Printed in U.S.A.

If the first withdrawal occurs during an Eligible Withdrawal Year the WP will be set at the time of Your first withdrawal based on the attained age of the youngest Covered Life as follows:

Age        Withdrawal Percentage
[60 - 64    4.5%
65 - 69    5.0%
70 - 74    5.5%
75 - 79    6.0%
80 and older    6.5%]

PAYMENT BASE (PB)

Your PB is subject to a maximum of $5,000,000 and is determined as follows:

On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date, then the PB equals Your initial Premium Payment.

2.
If this rider is effective after the Contract Issue Date, then the PB equals the Contract Value on the rider effective date less any Premium Enhancements, if applicable, received during the [12] months prior to the rider effective date.

When a subsequent Premium Payment is made, the PB will be adjusted:

Upon receipt of each subsequent Premium Payment, the PB will be increased by the amount of the subsequent premium payment.

Our approval is required for any subsequent Premium Payment received after the first [12] months.

When a Partial Surrender is made during a non-Eligible Withdrawal Year, the PB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the PB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the PB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining PB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender(s); and
B = Contract Value immediately prior to the Partial Surrender.

When a Partial Surrender is made during an Eligible Withdrawal Year, the PB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will not reduce the PB.

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) imposed by federal law, We will not reduce the PB.

3.
For any Partial Surrender that first causes the cumulative Partial Surrender(s) in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will not reduce the PB by the amount of the Partial Surrender that does not exceed the LBP. For that portion of the Partial Surrender that exceeds the LBP, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the LBP, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

LIFETIME BENEFIT PAYMENT (LBP) The LBP is determined as follows:

During a non-Eligible Withdrawal Year, the LBP is equal to zero.

During an Eligible Withdrawal Year, the LBP is equal to Your WP multiplied by the greater of the PB or the Contract Value on the most recent Contract Anniversary. If the rider effective date is after the Contract Issue Date, the starting LBP for the first Contract Year the rider is effective is equal to Your WP multiplied by the PB on the rider effective date. Any time Your PB is adjusted, We will recalculate Your LBP to equal Your WP multiplied by the greater of the PB or the Contract Value immediately after the PB adjustment.

If the PB is equal to zero due to Partial Surrender(s), the LBP is equal to zero. Subsequent Premium Payments may be made to re-establish the PB and the LBP prior to the Annuity Commencement Date.

If Your LBP on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges for Partial Surrender(s) up to that LBP amount.

GUARANTEED MINIMUM DEATH BENEFIT (DB)

If a death benefit is payable before the Annuity Commencement Date, such benefit will equal the greater of the Contract Value or the Guaranteed Minimum Death Benefit (DB) described below, as of the date We receive Due Proof of Death.

On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date, then the DB equals Your initial Premium Payment.

2.
If this rider is effective after the Contract Issue Date, then the DB equals the Contract Value on the rider effective date, less Payment Enhancements, if applicable, received during the last [12] months prior to the rider effective date.

When a subsequent Premium Payment is made, the DB will be adjusted:

Upon receipt of each subsequent Premium Payment, the DB will be increased by the amount of the subsequent Premium Payment.

When a Partial Surrender is made during a non-Eligible Withdrawal Year, the DB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the DB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

When a Partial Surrender is made during an Eligible Withdrawal Year, the DB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) imposed by the federal law, We will reduce the DB by the amount of such Partial Surrender(s).

3.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will reduce the DB by the dollar amount of the Partial Surrender that does not exceed the LBP. For that portion of the Partial Surrender that exceeds the LBP, We will reduce the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.	For any additional Partial Surrender(s) in a Contract Year where the sum of all prior Partial Surrender(s) exceed the LBP, We will reduce the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

SPOUSAL CONTINUATION

In the event that the spousal continuation provision under the Contract is elected, We will increase the Contract Value to the DB value, if greater. The surviving spouse becomes the new Contract Owner and the new Covered Life on the effective date of the spousal continuation. Unless the surviving spouse revokes the withdrawal feature, all features of the rider will continue and the following will apply:

1.	We will continue this rider with respect to all benefits, at the current Rider Charge. There is no change in the Rider Charge.

2.	The PB will be equal to the greater of Contract Value or PB on the effective date of the spousal continuation.

3.	The DB will equal the Contract Value on the effective date of the spousal continuation.

4.	The LBP will be recalculated to equal the WP multiplied by the PB on the effective date of the spousal continuation.

5.
If there was a Partial Surrender since the rider effective date, the WP will remain at the current percentage. If there has not been a Partial Surrender since the rider effective date, the WP will be based on the attained age of the remaining Covered Life on the Contract Anniversary immediately prior to the first withdrawal.

6.	The Contract Owner may not name a new Contract Owner on the Contract.

7.	The Contract Owner may name a new Beneficiary on the Contract.

8.	The rider will terminate upon the death of the surviving Covered Life.

COVERED LIFE CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the Covered Life will result in the recalculation of the benefits provided under this rider. The following are the effects of a change in Covered Life:

The rider will terminate if the age of the oldest Covered Life after the Covered Life change is greater than the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis. The Death Benefit thereafter will be the Contract Value.

The below options apply if the age of the oldest Covered Life after the Covered Life change is less than or equal to the issue age limitations of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitations of the rider on a non-discriminatory basis.

1.
Covered Life changes in the first [6] months from the Contract Issue Date will have no impact on the DB or PB. However, the LBP and WP will be recalculated based on the youngest Covered Life’s attained age on the rider effective date.

2.	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits as follows:

If You and Your Spouse are no longer married, for reasons other than death, then Covered Life Changes may occur as follows:

a)
If Partial Surrender(s) have not been made, You may remove Your former spouse as a Covered Life, and replace such spouse with Your new spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, there will be no impact to the PB and DB. The WP scale will be based on the youngest Covered Life.

b)
If Partial Surrender(s) have been made, then You may remove Your former spouse as a Covered Life. Upon making this change, the Covered Life will be reset as of the date of such change, there will be no impact to the PB and DB. The WP scale will be based on the remaining Covered Life. Any additional Covered Life changes will follow the rules below.

If any other change causes a change in the Covered Life, then the following will automatically apply:

We will revoke the withdrawal feature of this rider. We will continue this rider's DB feature only. The DB will be recalculated to the lesser of the Contract Value or DB on the effective date of the Covered Life change. The Rider Charge is assessed on the revocation date, and will no longer be assessed thereafter.

MINIMUM AMOUNT RULE

If Your Contract Value is reduced below Our minimum amount rules in effect on a particular Valuation Day as a result of a Partial Surrender the following will occur:

1.	Your Annuity Commencement Date will be attained and subsequent Premium Payments will not be permitted.

2.	If both spouses are living, We will issue You a Fixed Joint and Survivor Lifetime Annuity with Payments for a Period Certain.

If only one spouse is living, We will issue You a Fixed Lifetime Annuity with Payments for a Period Certain. The annual amount that will be paid to You will equal the PB on the Annuity Commencement Date multiplied by the greater of Your WP and [4.5%]. You may elect the frequency of Your payments from those offered by Us at such time.

Fixed Lifetime Annuity with Payments for a Period Certain. - The lifetime portion will be based on the Covered Lives at the Annuity Commencement Date. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime portion will terminate on the death of the last surviving Annuitant.

1.	The minimum amount paid to You under this payout option will be at least equal to the DB provided under this rider just prior to the Annuity Commencement Date.

2.
If the youngest living Annuitant is age [59] or younger, We will automatically defer the date payments will begin until such Annuitant attains age [60] and is eligible to receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or the period certain determined in “4” below.

3.
If the youngest living Annuitant is age [60] or older, You will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or the period certain determined in “4” below.

4.	The period certain that payments will be made is equal to the DB divided by the product of the PB on the Annuity Commencement Date multiplied by the greater of WP and [4.5%].

5.
The annualized amount will be paid over the greater of the period certain, or until the death of the last surviving Annuitant, in the frequency that You elect. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled payments will be made to the Beneficiary.

6.
If Your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

Should You reach Your Annuity Commencement Date, You may elect the Fixed Lifetime Annuity with Payments for a Period Certain in lieu of other annuity payout options Offered by Us at such time.

INVESTMENT RESTRICTIONS

We may limit, at anytime on or after the rider effective date, the Sub-Accounts in which You may allocate Your Contract Value. We may require that You allocate Your Contract Value in accordance with any asset allocation models, investment programs or a fund of funds Sub-Account or Sub-Account that We direct You follow from time to time, on or after the rider effective date.

Should We prohibit investment in any Sub-Account or require You to allocate Your Contract Value to an asset allocation model, investment program or a fund of funds Sub-Account or Sub-Account, any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year.

If the restrictions are violated, the withdrawal feature of this rider will be revoked. We will continue this rider’s DB feature only.

REVOKING THE WITHDRAWAL FEATURE

At any time following the earlier of spousal continuation or the fifth anniversary of the rider effective date, the Contract Owner may elect to revoke the withdrawal feature of the rider. The PB, WP, and LBP will be reset to zero. Once the withdrawal feature of this rider is revoked, it cannot be re-elected by You. We will continue this rider’s DB feature only. We may revoke the withdrawal feature of this rider as provided under the following provisions of this rider: Covered Life Change and Investment Restrictions.

The benefits under this rider cannot be directly or indirectly assigned, pledged or securitized in any way. Any such actions will invalidate this rider.

If the withdrawal feature of this rider is revoked by You or Us as described herein, We will reduce the DB for any Partial Surrender(s) after the date the Rider was revoked, in proportion to the reduction in Contract Value due to such Partial Surrender(s).

On the date the withdrawal feature of this rider is revoked, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter. If this rider is revoked under the Spousal Continuation provision, the Rider Charge will not be assessed on the date the rider is revoked.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us to You with this rider attached as one contract. If We elect to aggregate contracts, We will change the period over which We measure withdrawals.

POST ISSUE ELECTION

If the effective date of this rider is after the Contract Issue Date, the period between the rider effective date and Your next Contract Anniversary will constitute a Contract Year.

RIDER CHARGE

There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [0.75%]. Your current charge will not increase after the rider effective date. The charge will be assessed on the PB and deducted on each Contract Anniversary on a prorated basis from the Sub-Accounts and the Fixed Account, if the Fixed Account Rider is attached to Your Contract and is operative. If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute a Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.

If a Partial Surrender is taken on any date other than the Contract Anniversary and such partial surrender causes the total surrenders during the Contract Year to exceed the LBP and reduces the Contract Value to below Our minimum amount rule then in effect, We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

In the case of a Full Surrender on any date other than the Contract Anniversary We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date or after the date the withdrawal feature of this rider is no longer effective. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company

LIFETIME INCOME FOUNDATION RIDER
(Single Life)

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider provides a guaranteed Lifetime Benefit Payment (LBP) and a Guaranteed Minimum Death Benefit (DB).

DEFINITIONS

Terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Covered Life. Any Contract Owner, if a person or, if the Contract Owner is not a person, the Annuitant.

Eligible Withdrawal Year. A Contract Year in which You are eligible to withdraw the Lifetime Benefit Payment. Every Contract Year that begins after the oldest Covered Life’s [60th] birthday is an Eligible Withdrawal Year.

Guaranteed Minimum Death Benefit (DB). The minimum amount payable upon the death of any Contract Owner or Annuitant.

Lifetime Benefit Payment (LBP). The maximum guaranteed withdrawal available during any Eligible Withdrawal Year until the death of any Covered Life or until the withdrawal feature is revoked, as described in this rider.

Partial Surrender. A withdrawal of a portion of the Contract Value including Contingent Deferred Sales Charges, if applicable.

Payment Base (PB). The basis for determining the Lifetime Benefit Payment and Rider Charge.

Threshold. An amount used to determine the change in the PB following a Partial Surrender in any Contract Year that is not an Eligible Withdrawal Year. Such amount is [5%] multiplied by the greater of the PB or the sum of Contract Value on the most recent Contract Anniversary plus subsequent Premium Payments made after the most recent Contract Anniversary.

Withdrawal Percentage (WP). The WP is the percentage used to determine Your LBP during any Eligible Withdrawal Year. It is based on the attained age of the oldest Covered Life as follows: If the first withdrawal after the rider effective date occurs during an Eligible Withdrawal Year, Your WP is based on the oldest Covered Life’s attained age on the prior Contract Anniversary (or, if such withdrawal occurs in the first Contract Year, on the Contract Issue Date), but in no case earlier than the rider effective date. If the first withdrawal after the rider effective date occurs during a non-Eligible Withdrawal Year, Your WP will be set at [5%].

If the first withdrawal occurs during an Eligible Withdrawal Year the WP will be set at the time of Your first withdrawal based on the attained age of the oldest Covered Life as follows:

Age        Withdrawal Percentage
[60 - 64        5.0%
65 - 69        5.5%
70 - 74        6.0%
75 - 79        6.5%
80 and older    7.0%]

PAYMENT BASE (PB)

Your PB is subject to a maximum of $5,000,000 and is determined as follows:

On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date, then the PB equals Your initial Premium Payment.

2.
If this rider is effective after the Contract Issue Date, then the PB equals the Contract Value on the rider effective date less any Premium Enhancements, if applicable, received during the [12] months prior to the rider effective date.

When a subsequent Premium Payment is made, the PB will be adjusted:

Upon receipt of each subsequent Premium Payment, the PB will be increased by the amount of the subsequent Premium Payment.

Our approval is required for any subsequent Premium Payment received after the first [12] months.

When a Partial Surrender is made during a non-Eligible Withdrawal Year, the PB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the PB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the PB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining PB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B =

Contract Value immediately prior to the Partial Surrender; and
C = The Threshold, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

When a Partial Surrender is made during an Eligible Withdrawal Year, the PB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will not reduce the PB.

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) imposed by federal law, We will not reduce the PB.

3.
For any Partial Surrender that first causes the cumulative Partial Surrender(s) in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will not reduce the PB by the amount of the Partial Surrender that does not exceed the LBP. For that portion of the Partial Surrender that exceeds the LBP, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the LBP, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

LIFETIME BENEFIT PAYMENT (LBP) The LBP is determined as follows:

During a non-Eligible Withdrawal Year, the LBP is equal to zero.

During an Eligible Withdrawal Year, the LBP is equal to Your WP multiplied by the greater of the PB or the Contract Value on the most recent Contract Anniversary. If the rider effective date is after the Contract Issue Date, the starting LBP for the first Contract Year the rider is effective is equal to Your WP multiplied by the PB on the rider effective date. Any time Your PB is adjusted, We will recalculate Your LBP to equal Your WP multiplied by the greater of the PB or the Contract Value immediately after the PB adjustment.

If the PB is equal to zero due to Partial Surrender(s), the LBP is equal to zero. Subsequent Premium Payments may be made to re-establish the PB and the LBP prior to the Annuity Commencement Date.

If Your LBP on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges for Partial Surrender(s) up to that LBP amount.

GUARANTEED MINIMUM DEATH BENEFIT (DB)

If a death benefit is payable before the Annuity Commencement Date, such benefit will equal the greater of the Contract Value or the Guaranteed Minimum Death Benefit (DB) described below, as of the date We receive Due Proof of Death.

On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date, then the DB equals Your initial Premium Payment.

2.
If this rider is effective after the Contract Issue Date, then the DB equals the Contract Value on the rider effective date, less Payment Enhancements, if applicable, received during the last [12] months prior to the rider effective date.

When a subsequent Premium Payment is made, the DB will be adjusted:

Upon receipt of each subsequent Premium Payment, the DB will be increased by the amount of the subsequent Premium Payment.

When a Partial Surrender is made during a non-Eligible Withdrawal Year, the DB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the DB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

When a Partial Surrender is made during an Eligible Withdrawal Year, the DB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) imposed by the federal law, We will reduce the DB by the amount of such Partial Surrender(s).

3.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will reduce the DB by the dollar amount of the Partial Surrender that does not exceed the LBP. For that portion of the Partial Surrender that exceeds the LBP, We will reduce the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.	For any additional Partial Surrender(s) in a Contract Year where the sum of all prior Partial Surrenders exceed the LBP, We will reduce the DB by applying a factor. The factor is as follows:

1 - (A/B) where:

A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

SPOUSAL CONTINUATION

In the event that the spousal continuation provision under the Contract is elected, We will increase the Contract Value to the DB value, if greater. The surviving spouse becomes the new Contract Owner and the new Covered Life on the effective date of the spousal continuation. The following are the effects of a Covered Life change due to spousal continuation:

1.	If the Covered Life is less than age [81] at the time of the continuation, then either (a) or (b) will apply as follows:

a)	If the rider is not currently available for sale, We will revoke the withdrawal feature of this rider. We will continue this rider’s DB feature only. The Rider Charge will no longer be assessed.

b)
If the rider is currently available for sale, We will continue the existing rider with respect to all rider benefit provisions, at the Rider Charge that is currently being assessed for new sales of the rider. The PB and DB will be recalculated to equal the Contract Value on the effective date of the spousal continuation. The LBP and WP will be recalculated based on the age of the oldest Covered Life’s attained age on the effective date of the spousal continuation.

2.	If the Covered Life is greater than or equal to age [81] on the effective date of the spousal continuation, the rider will terminate. The DB thereafter equals the Contract Value.

COVERED LIFE CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the Covered Life will result in the recalculation of the benefits provided under this rider. The following are the effects of a change in Covered Life:

The rider will terminate if the age of the oldest Covered Life after the Covered Life change is greater than the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis. The Death Benefit thereafter will be the Contract Value.

The below options apply if the age of the oldest Covered Life after the Covered Life change is less than or equal to the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis.

1.
Covered Life changes in the first [6] months from the Contract Issue Date will have no impact on the DB or PB. However, the LBP and WP will be recalculated based on the oldest Covered Life’s attained age on the rider effective date.

2.	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits under either (a) or (b):

a)
If the rider is not currently available for sale, We will revoke the withdrawal feature of this rider. We will continue this rider’s DB feature only. The DB will be recalculated to the lesser of the Contract Value or the DB on the effective date of the Covered Life change. The Rider Charge will be assessed on the revocation date, and will no longer be assessed thereafter; or

b)
If the rider is currently available for sale, We will continue the existing rider with respect to all rider benefit provisions at the Rider Charge that is currently being assessed for new sales of the rider. The PB will be recalculated to the lesser of the Contract Value or the PB on the effective date of the Covered Life change. The DB will be recalculated to the lesser of the Contract Value or the DB on the effective date of the Covered Life change. The LBP and WP will be recalculated based on the oldest Covered Life’s attained age on the Contract Anniversary prior to the first withdrawal from the Contract after the rider effective date. If the first withdrawal occurs prior to the first Contract Anniversary, the LBP and WP will be recalculated based on the oldest Covered Life’s attained age on the rider effective date.

MINIMUM AMOUNT RULE

If Your Contract Value is reduced below Our minimum amount rules in effect on a particular Valuation Day as a result of a Partial

Surrender the following will occur:

1.	Your Annuity Commencement Date will be attained and subsequent Premium Payments will not be permitted.

2.
We will issue You a Fixed Lifetime Annuity with Payments for a Period Certain. The annual amount that will be paid to You will equal the PB on the Annuity Commencement Date multiplied by the greater of Your WP and [5%]. You may elect the frequency of Your payments from those offered by Us at such time.

Fixed Lifetime Annuity with Payments for a Period Certain. - The lifetime portion will be based on the Covered Lives at the Annuity Commencement Date. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime portion will terminate on the death of any Annuitant.

1.	The minimum amount paid to You under this payout option will be at least equal to the DB provided under this rider just prior to the Annuity Commencement Date.

2.
If the oldest living Annuitant is age [59] or younger, We will automatically defer the date payments will begin until such Annuitant attains age [60] and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or the period certain determined in “4” below.

3.	If the oldest living Annuitant is age [60] or older, You will receive payments in a fixed dollar amount until the later of the death of any Annuitant or the period certain determined in “4” below.

4.	The period certain that payments will be made is equal to the DB divided by the product of the PB on the Annuity Commencement Date multiplied by the greater of the WP and [5%].

5.
The annualized amount will be paid over the greater of the period certain, or until the death of any Annuitant, in the frequency that You elect. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled payments will be made to the Beneficiary.

6. If Your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

Should You reach Your Annuity Commencement Date, You may elect the Fixed Lifetime Annuity with Payments for a Period Certain in lieu of other annuity payout options offered by Us at such time.

INVESTMENT RESTRICTIONS

We may limit, at anytime on or after the rider effective date, the Sub-Accounts in which You may allocate Your Contract Value. We may require that You allocate Your Contract Value in accordance with any asset allocation models, investment programs or a fund of funds Sub-Account or Sub-Account that We direct You follow from time to time, on or after the rider effective date.

Should We prohibit investment in any Sub-Account or require You to allocate Your Contract Value to an asset allocation model, investment program or a fund of funds Sub-Account or Sub-Account, any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year.

If the restrictions are violated, the withdrawal feature of this rider will be revoked. We will continue this rider’s DB feature only.

REVOKING THE WITHDRAWAL FEATURE

At any time following the earlier of spousal continuation or the fifth anniversary of the rider effective date, the Contract Owner may elect to revoke the withdrawal feature of the rider. The PB, WP, and LBP will be reset to zero. Once the withdrawal feature of this rider is revoked, it cannot be re-elected by You. We will continue this rider’s DB feature only. We may revoke the withdrawal feature of this rider as provided under the following provisions of this rider: Spousal Continuation, Covered Life Change and Investment Restrictions

The benefits under this rider cannot be directly or indirectly assigned, pledged or securitized in any way. Any such actions will invalidate this rider.

If the withdrawal feature of this rider is revoked by You or Us as described herein, We will reduce the DB for any Partial Surrender(s) after the date the Rider was revoked, in proportion to the reduction in Contract Value due to such Partial Surrender(s).

On the date the withdrawal feature of this rider is revoked, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter. If this rider is revoked under the Spousal Continuation provision, the Rider Charge will not be assessed on the date the rider is revoked.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us to You with this rider attached as one contract. If We elect to aggregate contracts, We will change the period over which We measure withdrawals.

POST ISSUE ELECTION

If the effective date of this rider is after the Contract Issue Date, the period between the rider effective date and Your next Contract Anniversary will constitute a Contract Year.

RIDER CHARGE

There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [0.75%]. Your current charge will not increase after the rider effective date. The charge will be assessed on the PB and deducted on each Contract Anniversary on a prorated basis from the Sub-Accounts and the Fixed Account, if the Fixed Account Rider is attached to Your Contract and is operative. If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute a Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.

If a Partial Surrender is taken on any date other than the Contract Anniversary and such partial surrender causes the total surrenders during the Contract Year to exceed the LBP and reduces the Contract Value to below Our minimum amount rule then in effect, We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

In the case of a Full Surrender on any date other than the Contract Anniversary We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date or after the date the withdrawal feature of this rider is no longer effective. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company

LIFETIME INCOME BUILDER ll RIDER
(Joint Life/Spousal)

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider provides a guaranteed Lifetime Benefit Payment (LBP) and a Guaranteed Minimum Death Benefit (DB).

DEFINITIONS

Terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Covered Life. The Contract Owner (provided the Contract Owner is a person) and the Contract Owner’s spouse (provided the spouse is a joint owner or Beneficiary who is eligible for spousal continuance). The Annuitant (provided the Contract Owner is not a person) and the Annuitant's spouse (provided the spouse is a Beneficiary who is eligible for spousal continuance).

Eligible Withdrawal Year. A Contract Year in which You are eligible to withdraw the Lifetime Benefit Payment. Every Contract Year that begins after the youngest Covered Life’s [60th] birthday is an Eligible Withdrawal Year.

Guaranteed Minimum Death Benefit (DB). The minimum amount payable upon the death of any Contract Owner or Annuitant.

Lifetime Benefit Payment (LBP). The maximum guaranteed withdrawal available during any Eligible Withdrawal Year until the death of any Covered Life or until the withdrawal feature is revoked, as described in this rider. The LBP may be continued after the death of any Covered Life if spousal continuation is elected.

Partial Surrender. A withdrawal of a portion of the Contract Value including Contingent Deferred Sales Charges, if applicable.

Payment Base (PB). The basis for determining the Lifetime Benefit Payment and Rider Charge.

Threshold. An amount used to determine the change in the PB following a Partial Surrender in any Contract Year that is not an Eligible Withdrawal Year. Such amount is [4.5%] multiplied by the greater of the PB or the sum of Contract Value on the most recent Contract Anniversary plus subsequent Premium Payments made after the most recent Contract Anniversary.

Withdrawal Percentage (WP). The WP is the percentage used to determine Your LBP during any Eligible Withdrawal Year. It is based on the attained age of the youngest Covered Life as follows: If the first withdrawal after the rider effective date occurs during an Eligible Withdrawal Year, Your WP is based on the youngest Covered Life’s attained age on the prior Contract Anniversary (or, if such withdrawal is in the first Contract Year, on the Contract Issue Date), but in no case earlier than the rider effective date. If the first withdrawal after the rider effective date occurs during a non-Eligible Withdrawal Year, Your WP will be set at [4.5%].
If the first withdrawal occurs during an Eligible Withdrawal Year the WP will be set at the time of Your first withdrawal based on the attained age of the youngest Covered Life as follows:

Age        Withdrawal Percentage
[60 - 64        4.5%
65 - 69        5.0%
70 - 74        5.5%
75 - 79        6.0%
80 and older    6.5%]

PAYMENT BASE (PB)

Your PB is subject to a maximum of $5,000,000 and is determined as follows:

On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date, then the PB equals Your initial Premium Payment.

2.
If this rider is effective after the Contract Issue Date, then the PB equals the Contract Value on the rider effective date less any Premium Enhancements, if applicable, received during the [12] months prior to the rider effective date.

On each Contract Anniversary, we will determine if an automatic increase is applicable:

On each Contract Anniversary up to and including the Contract Anniversary immediately following the Covered Life’s [80th] birthday, we will determine if an automatic increase in the PB is applicable. If an automatic increase is applicable, We will increase the PB by an amount not less than zero and not to exceed [10%], as determined by the following factors:

(Contract Value prior to Rider Charge taken on Contract Anniversary divided by the Maximum Contract Value) minus 1, where the Maximum Contract Value equals the greater of (a) or (b) below:

a)	the Contract Value on the rider effective date, plus any subsequent Premium Payments received; or

b)
the greatest of the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary. Each Contract Value is adjusted for subsequent Premium Payments received after the Contract Anniversary date.

When a subsequent Premium Payment is made, the PB will be adjusted:

Upon receipt of each subsequent Premium Payment, the PB will be increased by the amount of the subsequent premium payment.

Our approval is required for any subsequent Premium Payment received after the first [12] months.

When a Partial Surrender is made during a non-Eligible Withdrawal Year, the PB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the PB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the PB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining PB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

When a Partial Surrender is made during an Eligible Withdrawal Year, the PB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will not reduce the PB.

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) imposed by federal law, We will not reduce the PB.

3.
For any Partial Surrender that first causes the cumulative Partial Surrender(s) in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will not reduce the PB by the amount of the Partial Surrender that does not exceed the LBP. For that portion of the Partial Surrender that exceeds the LBP, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.	For any additional Partial Surrender(s) in a Contract Year where the sum of all prior Partial Surrender(s) exceed the LBP We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

LIFETIME BENEFIT PAYMENT (LBP) The LBP is determined as follows:

During a non-Eligible Withdrawal Year, the LBP is equal to zero.

During an Eligible Withdrawal Year, the LBP is equal to Your WP multiplied by the greater of the PB or the Contract Value on the most recent Contract Anniversary. If the rider effective date is after the Contract Issue Date, the starting LBP for the first Contract Year the rider is effective is equal to Your WP multiplied by the PB on the rider effective date. Any time Your PB is adjusted, We will recalculate Your LBP to equal Your WP multiplied by the greater of the PB or the Contract Value immediately after the PB adjustment.

If the PB is equal to zero due to Partial Surrender(s), the LBP is equal to zero. Subsequent Premium Payments may be made to re-establish the PB and the LBP prior to the Annuity Commencement Date.

If Your LBP on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges for Partial Surrender(s) up to that LBP amount.

GUARANTEED MINIMUM DEATH BENEFIT (DB)

If a death benefit is payable before the Annuity Commencement Date, such benefit, will equal the greater of the Contract Value or the Guaranteed Minimum Death Benefit (DB) described below, as of the date We receive Due Proof of Death.

On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date, then the DB equals Your initial Premium Payment.

2.
If this rider is effective after the Contract Issue Date, then the DB equals the Contract Value on the rider effective date, less Payment Enhancements, if applicable, received during the last [12] months prior to the rider effective date.

When a subsequent Premium Payment is made, the DB will be adjusted:

Upon receipt of each subsequent Premium Payment, the DB will be increased by the amount of the subsequent Premium Payment.

When a Partial Surrender is made during a non-Eligible Withdrawal Year, the DB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the DB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and

B = Contract Value immediately prior to the Partial Surrender.

When a Partial Surrender is made during an Eligible Withdrawal Year, the DB will be adjusted :

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) imposed by the federal law, We will reduce the DB by the amount of such Partial Surrender(s).

3.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will reduce the DB by the dollar amount of the Partial Surrender that does not exceed the LBP. For that portion of the Partial Surrender that exceeds the LBP, We will reduce the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.	For any additional Partial Surrender(s) in a Contract Year where the sum of all the prior Partial Surrender(s) exceed the LBP, We will reduce the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

SPOUSAL CONTINUATION

In the event that the spousal continuation provision under the Contract is elected, We will increase the Contract Value to the DB value, if greater. The surviving spouse becomes the new Contract Owner and the new Covered Life on the effective date of the spousal continuation. The surviving spouse may continue the Contract and the features of this rider:

1.	We will continue this rider with respect to all benefits, at the current Rider Charge. There is no change in the Rider Charge.

2.	The PB will be equal to the greater of Contract Value or PB on the effective date of spousal continuation.

3.	The DB will equal the Contract Value on the effective date of the spousal continuation.

4.	The LBP will be recalculated to equal the WP multiplied by the PB on the effective date of spousal continuation.

5.	The Maximum Contract Value will be equal to the Contract Value on the effective date of spousal continuation.

6.
If there was a Partial Surrender since the rider effective date, the WP will remain at the current percentage. If there has not been a Partial Surrender since the rider effective date, the WP will be based on the attained age of the remaining Covered Life on the Contract Anniversary immediately prior to the first withdrawal.

7.	The Contract Owner may not name a new Contract Owner on the Contract.

8.	The Contract Owner may name a new Beneficiary on the Contract.

9.	The rider will terminate upon the death of the surviving Covered Life.

COVERED LIFE CHANGE

Any Contract change before the Annuity Commencement Date which causes a change in the Covered Life will result in the recalculation of the benefits provided under this rider The following are the effects of a change in a Covered Life:

The rider will terminate if the age of the oldest Covered Life after the Covered Life change is greater than the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis. The Death Benefit thereafter will be the Contract Value.

The below options apply if the age of the oldest Covered Life after the Covered Life change is less than or equal to the issue age limitations of the rider in effect at the time of the Covered Life change . If the rider is no longer available for sale, We will determine the issue age limitations of the rider on a non-discriminatory basis.

1.
Covered Life changes in the first [6] months from the Contract Issue Date will have no impact on the DB or PB. However, the LBP and WP will be recalculated based on the youngest Covered Life’s attained age on the rider effective date.

2.	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits as follows:

If You and Your Spouse are no longer married, for reasons other than death, then Covered Life Changes may occur as follows:

a)
If Partial Surrender(s) have not been made, You may remove Your former spouse as a Covered Life, and replace such spouse with Your new spouse, if applicable. Upon making this change, the Covered Life will be reset as of the date of such change, there will be no impact to the PB, DB and maximum Contract Value. The WP scale will be based on the youngest Covered Life.

b)
If Partial Surrender(s) have been made, then You may remove Your former spouse as a Covered Life. Upon making this change, the Covered Life will be reset as of the date of such change, there will be no impact to the PB, DB and maximum Contract Value. The WP scale will be based on the remaining Covered Life. Any additional Covered Life changes will follow the rules below.

If any other change causes a change in the Covered Life, then the following will automatically apply:

We will revoke the withdrawal feature of this rider. We will continue this rider's DB feature only. The DB will be recalculated to the lesser of the Contract Value or DB on the effective date of the Covered Life change. The Rider Charge is assessed on the revocation date, and will no longer be assessed thereafter.

MINIMUM AMOUNT RULE

If Your Contract Value is reduced below Our minimum amount rules in effect on a particular Valuation Day as a result of a Partial Surrender the following will occur:

1.	Your Annuity Commencement Date will be attained and subsequent Premium Payments will not be permitted.

2.
If both spouses are living, We will issue You a Fixed Joint and Survivor Lifetime Annuity with Payments for a Period Certain. If only one spouse is living, We will issue You a Fixed Lifetime Annuity with Payments for a Period Certain. The annual amount that will be paid to You will equal the PB on the Annuity Commencement Date multiplied by the greater of Your WP and [4.5%]. You may elect the frequency of Your payments from those offered by Us at such time.

Fixed Lifetime Annuity with Payments for a Period Certain. - The lifetime portion will be based on the Covered Lives at the Annuity Commencement Date. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime portion will terminate on the death of the last surviving Annuitant.

1.	The minimum amount paid to You under this payout option will be at least equal to the DB provided under this rider just prior to the Annuity Commencement Date.

2.	If the youngest Annuitant is age [59] or younger, We will automatically defer the date payments will begin until such Annuitant attains age [60] and is eligible to receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or the period certain determined in “4” below.

3.
If the youngest living Annuitant is age [60] or older, You will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or the period certain determined in “4” below.

4.	The period certain that payments will be made is equal to the DB divided by the product of the PB on the Annuity Commencement Date multiplied by the greater of the WP and [4.5%].

5.
The annualized amount will be paid over the greater of the period certain, or until the death of the last surviving Annuitant, in the frequency that You elect. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled payments will be made to the Beneficiary.

6.
If Your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

Should You reach Your Annuity Commencement Date, You may elect the Fixed Lifetime Annuity with Payments for a Period Certain in lieu of other annuity payout options Offered by Us at such time.

INVESTMENT RESTRICTIONS

We may limit, at anytime on or after the rider effective date, the Sub-Accounts in which You may allocate Your Contract Value. We may require that You allocate Your Contract Value in accordance with any asset allocation models, investment programs, or a fund of funds Sub-Account or Sub-Account that We direct You follow from time to time, on or after the rider effective date.

Should We prohibit investment in any Sub-Account or require You to allocate Your Contract Value to an asset allocation model, investment program, or a fund of funds Sub-Account or Sub-Account, any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year.

If the restrictions are violated, the withdrawal feature of this rider will be revoked. We will continue this rider’s DB feature only.

REVOKING THE WITHDRAWAL FEATURE

This rider is irrevocable by You. We may revoke the withdrawal feature of this rider as provided under the following provisions of this rider: Covered Life Change and Investment Restrictions. If We revoke this rider, it cannot be re-elected by You. We will continue this rider’s DB feature only.

The benefits under this rider cannot be directly or indirectly assigned, pledged or securitized in any way. Any such actions will invalidate this rider.

If the withdrawal feature of this rider is revoked as described herein, We will reduce the DB for any Partial Surrender(s) after the date the rider was revoked, in proportion to the reduction in Contract Value due to such Partial Surrender(s).

On the date the withdrawal feature of this rider is revoked, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter. If this rider is revoked under the Spousal Continuation provision, the Rider Charge will not be assessed on the date the rider is revoked.

CONTRACT AGGREGATION

For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us to You with this rider attached as one contract. If We elect to aggregate contracts, We will change the period over which We measure withdrawals.

POST ISSUE ELECTION

If the rider effective date is after the Contract Issue Date, the period between the rider effective date and Your next Contract

Anniversary will constitute a Contract Year.

RIDER CHARGE

There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [0.75%]. The charge will be assessed on the PB and deducted on each Contract Anniversary on a prorated basis from the Sub-Accounts and the Fixed Account, if the Fixed Account Rider is attached to Your Contract and is operative. If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute a Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.

If Your current Rider Charge is less than [0.75%] and has been in effect for at least 5 years, and the oldest Covered Life is less than age [80], We reserve the right to increase the charge up to the guaranteed maximum rate. If We increase the charge, You have the following options:

1.	Accept the Rider Charge increase and continue to receive the automatic PB increases at each Contract Anniversary; or

2.
Decline the Rider Charge increase and no longer receive the automatic PB increases at each Contract Anniversary. If You decline the Rider Charge increase, You will not be able to accept the charge increase at a later date.

We may offer a lower rate if You agree to participate in any asset allocation models, investment program, fund of funds Sub-Account or Sub-Account approved by Us.

If a Partial Surrender is taken on any other dates other than the Contract Anniversary and such partial surrender causes the total surrenders during the Contract Year to exceed the LBP and reduces the Contract Value to below Our minimum amount rule then in effect, We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.
In the case of a Full Surrender on any date other than the Contract Anniversary We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date or after the date the withdrawal feature of this rider is no longer effective. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company
LIFETIME INCOME BUILDER ll RIDER
(Single Life)

This rider is issued as part of the Contract to which it is attached, and is effective on the date it is issued to You. Except where this rider provides otherwise, it is subject to all of the conditions and limitations of the Contract. This rider provides a guaranteed Lifetime Benefit Payment (LBP) and a Guaranteed Minimum Death Benefit (DB).

DEFINITIONS
Terms used that are not defined in this rider shall have the same meaning as those in Your Contract.

Covered Life. Any Contract Owner, if a person or, if the Contract Owner is not a person, the Annuitant.

Eligible Withdrawal Year. A Contract Year in which You are eligible to withdraw the Lifetime Benefit Payment. Every Contract Year that begins after the oldest Covered Life’s [60th] birthday is an Eligible Withdrawal Year.

Guaranteed Minimum Death Benefit (DB). The minimum amount payable upon the death of any Contract Owner or Annuitant.

Lifetime Benefit Payment (LBP). The maximum guaranteed withdrawal available during any Eligible Withdrawal Year until the death of any Covered Life or until the withdrawal feature is revoked, as described in this rider.

Partial Surrender. A withdrawal of a portion of the Contract Value including Contingent Deferred Sales Charges, if applicable.

Payment Base (PB). The basis for determining the Lifetime Benefit Payment and Rider Charge.

Threshold. An amount used to determine the change in the PB following a Partial Surrender in any Contract Year that is not an Eligible Withdrawal Year. Such amount is [5%] multiplied by the greater of the PB or the sum of Contract Value on the most recent Contract Anniversary plus subsequent Premium Payments made after the most recent Contract Anniversary.

Withdrawal Percentage (WP). The WP is the percentage used to determine Your LBP during any Eligible Withdrawal Year. It is based on the attained age of the oldest Covered Life as follows: If the first withdrawal after the rider effective date occurs during an Eligible Withdrawal Year, Your WP is based on the oldest Covered Life’s attained age on the prior Contract Anniversary (or, if such withdrawal occurs in the first Contract Year, on the Contract Issue Date) but in no case earlier than the rider effective date. If the first withdrawal after the rider effective date occurs during a non-Eligible Withdrawal Year, Your WP will be set at [5%].
If the first withdrawal occurs during an Eligible Withdrawal Year the WP will be set at the time of Your first withdrawal based on the attained age of the oldest Covered Life as follows:

Age        Withdrawal Percentage
[60 - 64        5.0%
65 - 69        5.5%
70 - 74        6.0%
75 - 79        6.5%
80 and older    7.0%]

PAYMENT BASE (PB)

Your PB is subject to a maximum of $5,000,000 and is determined as follows:

On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date, then the PB equals Your initial Premium Payment.

2.
If this rider is effective after the Contract Issue Date, then the PB equals the Contract Value on the rider effective date less any Premium Enhancements, if applicable, received during the [12] months prior to the rider effective date.

On each Contract Anniversary, we will determine if an automatic increase is applicable:

On each Contract Anniversary up to and including the Contract Anniversary immediately following the Covered Life’s [80th] birthday, we will determine if an automatic increase in the PB is applicable. If an automatic increase is applicable, We will increase the PB by an amount not less than zero and not to exceed [10%], as determined by the following factors:

(Contract Value prior to Rider Charge taken on Contract Anniversary divided by the Maximum Contract Value) minus 1, where the Maximum Contract Value equals the greater of (a) or (b) below:

a)	the Contract Value on the rider effective date, plus any subsequent Premium Payments received; or

b)
the greatest of the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary. Each Contract Value is adjusted for subsequent Premium Payments received after the Contract Anniversary date.

When a subsequent Premium Payment is made, the PB will be adjusted:

Upon receipt of each subsequent Premium Payment, the PB will be increased by the amount of the subsequent Premium Payment.

Our approval is required for any subsequent Premium Payment received after the first [12] months.

When a Partial Surrender is made during a non-Eligible Withdrawal Year, the PB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the PB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the PB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining PB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

When a Partial Surrender is made during an Eligible Withdrawal Year, the PB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will not reduce the PB.

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) imposed by federal law, We will not reduce the PB.

3.
For any Partial Surrender that first causes the cumulative Partial Surrenders in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will not reduce the PB by the amount of the Partial Surrender that does not exceed the LBP. For that portion of the Partial Surrender that exceeds the LBP, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the LBP, We will reduce the PB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

LIFETIME BENEFIT PAYMENT (LBP) The LBP is determined as follows:

During a non-Eligible Withdrawal Year, the LBP is equal to zero.

During an Eligible Withdrawal Year, the LBP is equal to Your WP multiplied by the greater of the PB or the Contract Value on the most recent Contract Anniversary. If the rider effective date is after the Contract Issue Date, the starting LBP for the first Contract Year the rider is effective is equal to Your WP multiplied by the PB on the rider effective date. Any time Your PB is adjusted, We will recalculate Your LBP to equal Your WP multiplied by the greater of the PB or the Contract Value immediately after the PB adjustment.

If the PB is equal to zero due to Partial Surrender(s), the LBP is equal to zero. Subsequent Premium Payments may be made to re-establish the PB and the LBP prior to the Annuity Commencement Date.

If Your LBP on Your most recent Contract Anniversary exceeds Your Annual Withdrawal Amount, if applicable, We will waive applicable Contingent Deferred Sales Charges for Partial Surrender(s) up to that LBP amount.

GUARANTEED MINIMUM DEATH BENEFIT (DB)
If a death benefit is payable due to the death of any Contract Owner or the Annuitant before the Annuity Commencement Date, such benefit will equal the greater of the Contract Value or the Guaranteed Minimum Death Benefit (DB) described below, as of the date We receive Due Proof of Death.

On the Rider Effective Date:

1.	If this rider is effective on the Contract Issue Date, then the DB equals Your initial Premium Payment.

2.
If this rider is effective after the Contract Issue Date, then the DB equals the Contract Value on the rider effective date, less Payment Enhancements, if applicable, received during the last [12] months prior to the rider effective date.

When a subsequent Premium Payment is made, the DB will be adjusted:

Upon receipt of each subsequent Premium Payment, the DB will be increased by the amount of the subsequent Premium Payment.

When a Partial Surrender is made during a non-Eligible Withdrawal Year, the DB will be adjusted:

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the Threshold, We will reduce the DB by the dollar amount of such Partial Surrender(s).

2.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the Threshold, We will reduce the DB by the dollar amount of the Partial Surrender that does not exceed the Threshold. For that portion of the Partial Surrender that exceeds the Threshold, We will reduce the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the Threshold; B = Contract Value immediately prior to the Partial Surrender; and
C = The Threshold less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

3.	For any additional Partial Surrender(s) in a Contract Year, where the sum of all prior Partial Surrender(s) exceed the Threshold, We will reduce the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

When a Partial Surrender is made during an Eligible Withdrawal Year, the DB will be adjusted :

1.	For cumulative Partial Surrender(s) in a Contract Year that are equal to or less than the LBP, We will reduce the DB will be reduced by the dollar amount of such Partial Surrender(s).

2.
For cumulative Partial Surrender(s) in a Contract Year that exceed the LBP, and all Partial Surrender(s) were paid under Our automatic income program to satisfy the Required Minimum Distribution (RMD) imposed by the federal law, We will reduce the DB by the amount of such Partial Surrender(s).

3.
For any Partial Surrender that first causes cumulative Partial Surrender(s) in a Contract Year to exceed the LBP and the RMD exception above does not apply, We will reduce the DB by the dollar amount of the Partial Surrender that does not exceed the LBP. For that portion of the Partial Surrender that exceeds the LBP, We will reduce the remaining DB by applying a factor. The factor is as follows:

1 - (A/(B-C)) where:
A = The amount of the Partial Surrender(s) during the Contract Year in excess of the LBP; B = Contract Value immediately prior to the Partial Surrender; and
C = The LBP, less any prior Partial Surrender(s) during the Contract Year. If C results in a negative number, C becomes zero.

4.	For any additional Partial Surrender(s) in a Contract Year where the sum of all the prior Partial Surrender(s) exceed the LBP, We will reduce the DB by applying a factor. The factor is as follows:

1 - (A/B) where:
A = The amount of the Partial Surrender; and
B = Contract Value immediately prior to the Partial Surrender.

SPOUSAL CONTINUATION
In the event that the spousal continuation provision under the Contract is elected, We will increase the Contract Value to the DB value, if greater. The surviving spouse becomes the new Contract Owner and the new Covered Life on the effective date of the spousal continuation. The following are the effects of a Covered Life change due to spousal continuation:

1.	If the Covered Life is less than age [81] at the time of the continuation, then either (a) or (b) will apply as follows:

a)	If the rider is not currently available for sale, We will revoke the withdrawal feature of this rider. We will continue this rider’s DB feature only. The Rider Charge will no longer be assessed.

b)
If the rider is currently available for sale, We will continue the existing rider with respect to all rider benefit provisions, at the Rider Charge that is currently being assessed for new sales of the rider. The PB and DB will be recalculated to equal the Contract Value on the effective date of the spousal continuation. The LBP and WP will be recalculated based on the age of the oldest Covered Life’s attained age on the effective date of the spousal continuation. The Maximum Contract Value will be set to equal the Contract Value on the effective date of the spousal continuation.

2.	If the Covered Life is greater than or equal to age [81] on the effective date of the spousal continuation, the rider will terminate. The DB thereafter equals the Contract Value.

COVERED LIFE CHANGE
Any Contract change before the Annuity Commencement Date which causes a change in the Covered Life will result in the recalculation of the benefits provided under this rider. The following are the effects of a change in a Covered Life:

The rider will terminate if the age of the oldest Covered Life after the Covered Life change is greater than the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis. The Death Benefit thereafter will be the Contract Value.

The below options apply if the age of the oldest Covered Life after the Covered Life change is less than or equal to the issue age limitation of the rider in effect at the time of the Covered Life change. If the rider is no longer available for sale, We will determine the issue age limitation of the rider on a non-discriminatory basis.

1.
Covered Life changes in the first [6] months from the Contract Issue Date will have no impact on the DB or PB. However, the LBP and WP will be recalculated based on the oldest Covered Life’s attained age on the rider effective date.

2.	Covered Life changes after the first [6] months from the Contract Issue Date will cause a recalculation of the benefits under either (a) or (b):

a)
If the rider is not currently available for sale, We will revoke the withdrawal feature of this rider. We will continue this rider’s DB feature only. The DB will be recalculated to the lesser of the Contract Value or the DB on the effective date of the Covered Life change. The Rider Charge will be assessed on the revocation date, and will no longer be assessed thereafter; or

b)
If the rider is currently available for sale, We will continue the existing rider with respect to all rider benefit provisions at the Rider Charge that is currently being assessed for new sales of the rider or if the rider is no longer available for sale, the Rider Charge will be determined by Us on a non- discriminatory basis. The PB will be recalculated to the lesser of the Contract Value or the PB on the effective date of the Covered Life change. The DB will be recalculated to the lesser of the Contract Value or the DB on the effective date of the Covered Life change. The LBP and WP will be recalculated based on the oldest Covered Life’s attained age on the Contract Anniversary prior to the first withdrawal from the Contract after the rider effective date. If the first withdrawal occurs prior to the first Contract Anniversary, the LBP and WP will be based on the oldest Covered Life’s attained age on the rider effective date. The Maximum Contract Value will be set to equal the Contract Value on the effective date of the Covered Life Change.

MINIMUM AMOUNT RULE
If Your Contract Value is reduced below Our minimum amount rules in effect on a particular Valuation Day as a result of a Partial Surrender the following will occur:

1.	Your Annuity Commencement Date will be attained and subsequent Premium Payments will not be permitted.

2.
We will issue You a Fixed Lifetime Annuity with Payments for a Period Certain. The annual amount that will be paid to You will equal the PB on the Annuity Commencement Date multiplied by the greater of Your WP and [5%]. You may elect the frequency of Your payments from those offered by Us at such time.

Fixed Lifetime Annuity with Payments for a Period Certain. - The lifetime portion will be based on the Covered Lives at the Annuity Commencement Date. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime portion will terminate on the death of any Annuitant.

1.	The minimum amount paid to You under this payout option will be at least equal to the DB provided under this rider just prior to the Annuity Commencement Date.

2.
If the oldest living Annuitant is age [59] or younger, We will automatically defer the date payments will begin until such Annuitant attains age [60] and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or the period certain determined in “4” below.

3.	If the oldest living Annuitant is age [60] or older, You will receive payments in a fixed dollar amount until the later of the death of any Annuitant or the period certain determined in “4” below.

4.	The period certain that payments will be made is equal to the DB divided by the product of the PB on the Annuity Commencement Date multiplied by the greater of the WP and [5%].

5.
The annualized amount will be paid over the greater of the period certain, or until the death of any Annuitant, in the frequency that You elect. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled payments will be made to the Beneficiary.

1.
If Your Contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended, the period certain will be limited to the life expectancy of the Annuitant, if less, at the time this option becomes effective. Such life expectancy will be computed under the mortality table then in use by Us.

Should You reach Your Annuity Commencement Date, You may elect the Fixed Lifetime Annuity with Payments for a Period Certain in lieu of other annuity payout options Offered by Us at such time.

INVESTMENT RESTRICTIONS
We may limit, at anytime on or after the rider effective date, the Sub-Accounts in which You may allocate Your Contract Value. We may require that You allocate Your Contract Value in accordance with any asset allocation models, investment program or a fund of funds Sub-Account or Sub-Account that We direct You follow from time to time, on or after the rider effective date.

Should We prohibit investment in any Sub-Account or require You to allocate Your Contract Value to an asset allocation model, investment programs or a fund of funds Sub-Account or Sub-Account, any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year.

If the restrictions are violated, the withdrawal feature of this rider will be revoked. We will continue this rider’s DB feature only.

REVOKING THE WITHDRAWAL FEATURE
This rider is irrevocable by You. We may revoke the withdrawal feature of this rider as provided under the following provisions of this rider: Spousal Continuation, Covered Life Change and Investment Restrictions. If We revoke this rider, it cannot be re-

elected by You. We will continue this rider’s DB feature only.

The benefits under this rider cannot be directly or indirectly assigned, pledged or securitized in any way. Any such actions will invalidate this rider.

If the withdrawal feature of this rider is revoked as described herein, We will reduce the DB for any Partial Surrender(s) after the date the Rider was revoked, in proportion to the reduction in Contract Value due to such Partial Surrender(s).

On the date the withdrawal feature of this rider is revoked, a prorated share of the Rider Charge will be assessed, and will no longer be assessed thereafter. If this rider is revoked under the Spousal Continuation provision, the Rider Charge will not be assessed on the date the rider is revoked.

CONTRACT AGGREGATION
For purposes of determining the guaranteed benefits under this rider, We reserve the right to treat one or more deferred variable annuity contracts issued by Us to You with this rider attached as one contract. If We elect to aggregate contracts, We will change the period over which We measure withdrawals.

POST ISSUE ELECTION
If the rider effective date is after the Contract Issue Date, the period between the rider effective date and Your next Contract Anniversary will constitute a Contract Year.

RIDER CHARGE
There is an additional charge for this rider. The charge will never exceed a guaranteed maximum rate of [0.75%]. The charge will be assessed on the PB and deducted on each Contract Anniversary on a prorated basis from the Sub-Accounts and the Fixed Account, if the Fixed Account Rider is attached to Your Contract and is operative. If the rider effective date is after the Contract Issue Date, the period between the rider effective date and the next Contract Anniversary will constitute a Contract Year. The charge for this Contract Year will be prorated based on the number of days between the rider effective date and the next Contract Anniversary.

If Your current Rider Charge is less than [0.75%] and has been in effect for at least 5 years, and the oldest Covered Life is less than age [80], We reserve the right to increase the charge up to the guaranteed maximum rate. If We increase the charge, You have the following options:

1.	Accept the Rider Charge increase and continue to receive the automatic PB increases at each Contract Anniversary; or

2.
Decline the Rider Charge increase and no longer receive the automatic PB increases at each Contract Anniversary. If You decline the Rider Charge increase, You will not be able to accept the charge increase at a later date.

We may offer a lower rate if You agree to participate in any asset allocation models, investment program, fund of funds Sub-Account or Sub-Account approved by Us.

If a Partial Surrender is taken on any other dates other than the Contract Anniversary and such partial surrender causes the total surrenders during the Contract Year to exceed the LBP and reduces the Contract Value to below Our minimum amount rule then in effect, We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

In the case of a Full Surrender on any date other than the Contract Anniversary We will deduct a prorated share of the Rider Charge from the amount otherwise payable. The prorated share of the Rider Charge is equal to the Rider Charge percentage multiplied by the PB prior to the surrender, multiplied by the number of days since the last Contract Anniversary, divided by 365.

The Rider Charge will no longer be assessed upon attainment of the Annuity Commencement Date or after the date the withdrawal feature of this rider is no longer effective. No Rider Charge will be assessed upon the death of a Contract Owner or Annuitant.

Signed for Hartford Life Insurance Company

Hartford Life Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089

AMENDATORY RIDER

Voluntary Program To Surrender Contract and In Force Riders
And Receive Enhanced Surrender Value

This Rider is issued as part of, and amends your Contract. Capitalized terms have the meanings set forth in your Contract. “We”, “us” and “our” mean Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. “You” and “your” mean the Contract Owner.

This Rider is not effective until after our receipt at our Administrative Offices of your signed and properly completed acknowledgment form and full surrender request to participate in the voluntary program.

When this rider becomes effective:

(a)	it supersedes any conflicting provision of your Contract;

(b)	we will pay you the Enhanced Surrender Value amount described below;

(c)	your Contract and all riders and guaranteed benefits will be fully surrendered and all insurance coverage and benefits will immediately terminate;

(d)	you may not reinstate your Contract.

The Enhanced Surrender Value is calculated as of the Valuation Day we receive your signed and properly completed acknowledgment form and full surrender request and any other administrative forms required. The Enhanced Surrender Value is the greater of:
(a) Contract Value; or
(b) Contract Value plus [20%] of your Payment Base, not to exceed a cap of [90%] of your Payment Base. Your Payment Base is determined as of [date]. No automatic Payment Base increases apply after [date]. The cap will be adjusted for any Partial Surrenders taken between [date] and the Valuation Day the Enhanced Surrender Value is calculated.

There may be restrictions on your ability to participate in this voluntary program. This voluntary program may be cancelled with prior notification from us.

Signed for Hartford Life Insurance Company
[]

HL-ESV-12

Hartford Life and Annuity Insurance Company One Hartford Plaza Hartford, CT 06155 AMENDATORY RIDER	[LOGO]

Annuity Commencement Date Deferral Option
This Amendatory Rider (“Rider”) provides an option to defer your Annuity Commencement Date (“ACD”) subject to limitations outlined below. Capitalized terms have the meanings set forth in your Contract. “We”, “us” and “our” mean Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company. “You” and “your” mean the Contract Owner.
We will notify you as you approach your ACD of the options available to you at your ACD. If one of the options available at that time is the ACD Deferral Option you may elect this option. If you elect this option send the properly completed form during the election period to our Administrative Offices. The election period begins when we send you this Rider and ends on your ACD. If you elect the Option the effective date of the Rider, (“Rider Effective Date)” will be your ACD. This option may only be elected once.
If you elect this option, then, on the Rider Effective Date the following Contract changes will occur:

a)
The death benefit described in your contract and any optional death benefit rider(s) will terminate. The new death benefit will be the Contract Value. We will calculate this value on the date of receipt of Due Proof of Death at our Administrative Offices. All charges for optional death benefits will also terminate.

b)	Optional living benefit riders will terminate, including:
•any guaranteed withdrawal or income benefits
•any guaranteed death benefits or death benefit settlement options, and
•any annuitization options under such riders.
When the optional living benefit rider terminates, your contract will be subject to the contract minimum rules. The charge for that rider will terminate.

c)	This Rider supersedes any conflicting provisions of your Contract or any optional rider.

d)	We will defer the ACD to the Annuitant’s 100th birthday (“Deferred ACD”).

e)	For Qualified Contracts, the default annuity option is Life Annuity with five years Period Certain.
If your Spouse continues the Contract after the Rider Effective Date, the terms of the deferral option will remain in force. If the Annuitant changes, the Deferred ACD will adjust to the new Annuitant’s 100th birthday.
If the Contingent Annuitant continues the Contract after the Rider Effective Date, the terms of the deferral option will remain in force. The deferred ACD will adjust to the new Annuitant’s 100th birthday.
On the Rider Effective Date, the following changes will be made to your contract:
The following is added to the section titled TRANSFERS BETWEEN ACCOUNTS, in the subsection titled Transfers Between Accounts.
On the Rider Effective Date a minimum of 80% of Contract Value must be allocated to Your Sub-Accounts. This limit is calculated as of the Valuation Day immediately prior to the Rider Effective Date. To the extent that you must reallocate a portion of your Contract Value to satisfy this requirement, that reallocation must be done through a Dollar Cost Averaging program with a duration of six months or less starting on the Rider Effective Date. This Dollar Cost Averaging Program will have no restriction on or after the Rider Effective Date on the maximum amount transferable from the Fixed Account during any Contract Year. In addition, after the Rider Effective Date all transfers from the Fixed Account may be done through Dollar Cost Averaging or other programs we specify. None of those programs will have restrictions on the maximum amount transferrable.

On or after the Rider Effective Date we will not accept a 1035 exchange, direct transfer, or direct rollover into your contract, unless the request to transfer money was received prior to the election period.
The first sentence of the third paragraph has been removed under Calculation of the Death Benefit under DEATH BENEFITS.
The following replaces the section titled Death Benefit Before the Annuity Commencement Date under DEATH BENEFITS.
The Death Benefit will be the Contract Value on the date Due Proof of Death is received at the Administrative Offices of the Company.
The following is added to the section titled SETTLEMENT PROVISIONS in subsection titled Annuity Commencement Date.
Upon election of the Annuity Commencement Date Deferral Option, your Annuity Commencement Date will be changed to the Annuitant’s 100th birthday.
There may be restrictions on your ability to participate in this voluntary option.
Signed for Hartford Life and Annuity Insurance Company

/s/ Brion Johnson         /s/ Lisa Levin
Brion Johnson, President    Lisa Levin, Corporate Secretary